       As filed with the Securities and Exchange Commission on  October 6, 1995
                                                       Registration No. 33-26305
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   Form N-1A


            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /X/

                         PRE-EFFECTIVE AMENDMENT NO. __                   / /

                        POST-EFFECTIVE AMENDMENT NO. 17                   /X/

                                      and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /X/

                                AMENDMENT NO. 19                          /X/

                         ------------------------------

                                THE PNC(R) FUND

                             (Formerly, NCP Funds)

               (Exact Name of Registrant as Specified in Charter)

Bellevue Corporate Center                    Edward J. Roach
400 Bellevue Parkway                         Bellevue Corporate Center
Suite 100                                    400 Bellevue Parkway
Wilmington, Delaware 19809                   Suite 100
(Address of Principal Executive              Wilmington, Delaware 19809
 Offices)                                    (Name and Address of Agent
Registrant's Telephone Number:               for Service)
 (302) 792-2555

                                   Copies to:

                             Morgan R. Jones, Esq.
                             DRINKER BIDDLE & REATH
                      Philadelphia National Bank Building
                              1345 Chestnut Street
                          Philadelphia, PA 19107-3496

                         ------------------------------

It is proposed that this filing will become effective (check appropriate box)
       / / immediately upon filing pursuant to paragraph (b)
       / / on (date) pursuant to paragraph (b)
       / / 60 days after filing pursuant to paragraph (a)(i)
       /x/ on (December 4, 1995) pursuant to paragraph (a)(i)
       / / 75 days after filing pursuant to paragraph (a)(ii)
       / / on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

       / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

       It is proposed that the Securities and Exchange Commission accelerate the effectiveness of this filing in order to make it effective on December 4, 1995 pursuant to Rule 461 and paragraph (a) of Rule 485 under the Securities Act of 1933.

       Registrant has previously registered an indefinite number of shares of beneficial interest under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. Registrant's initial 24f-2 Notice for its fiscal year ended September 30, 1994 was filed on October 7, 1994.

                               THE PNC(R) FUND
                (SERVICE SHARES OF THE INDEX EQUITY PORTFOLIO)
                            CROSS REFERENCE SHEET

FORM N-1A ITEM                                         LOCATION
--------------                                         --------
    PART A                                             PROSPECTUS

1.  Cover page . . . . . . . . . . . . . . . . . .     Cover Page

2.  Synopsis . . . . . . . . . . . . . . . . . . .     Expense Table

3.  Condensed Financial Information. . . . . . . .     Financial Highlights

4.  General Description of Registrant. . . . . . .     Cover Page; Investment
                                                             Policies;
                                                             Description of
                                                             Shares

5.  Management of the Fund . . . . . . . . . . . .     Management

6.  Capital Stock and Other Securities . . . . . .     Cover Page; Dividends
                                                             and Distributions
                                                             Description of
                                                             Shares

7.   Purchase of Securities Being Offered. . . . .     Purchase and Redemption
                                                             of Shares and Net
                                                             Asset Value

8.   Redemption or Repurchase. . . . . . . . . . .     Purchase and Redemption
                                                             of Shares -
                                                             Redemption of
                                                             Shares

9.   Legal Proceedings . . . . . . . . . . . . . .     Inapplicable

                           THE INDEX EQUITY PORTFOLIO
                                 SERVICE CLASS

     The PNC(R) Fund (the "Fund") consists of twenty-six investment portfolios. This Prospectus relates to shares (the "Service Shares" or "Shares") representing interests in the Index Equity Portfolio (the "Portfolio") with an investment objective which seeks to duplicate the capital performance and dividend income of the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index").

     The Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in a series of shares (the "Master Portfolio") of an open-end management investment company, The DFA Investment Trust Company. The Master Portfolio has substantially the same investment objective, policies and limitations as the Portfolio. The Portfolio will purchase shares of the Master Portfolio at net asset value, The net asset value of the Portfolio will respond to increases and decreases in the value of the Master Portfolio's securities and to the expenses of the Master Portfolio allocable to and the expenses of the Portfolio. Investors should carefully consider this investment approach. For additional information, see "Investment Policies--Master/Feeder Structure."

     Service Shares are sold by the Fund's distributor to institutional investors ("Institutions") acting on behalf of their customers ("Customers"). These Customers, which may include individuals, trusts, partnerships and corporations, must maintain accounts (such as custody, trust or escrow accounts) with the Institutions. Service Shares are sold and redeemed at net asset value without any purchase or redemption charge imposed by the Fund, although the Institutions may receive compensation from the Fund for providing various shareholder services and may charge their customer accounts for services provided in connection with the purchase or redemption of Shares.

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of
Additional Information currently dated December   , 1995 has been filed with the
Securities and Exchange Commission (the "SEC"). The current Statement of Additional Information may be obtained free of charge from the Fund by calling
(800) 422-6538. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus.
--------------------------------------------------------------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------
PROSPECTUS                                                      December  , 1995

INTRODUCTION
--------------------------------------------------------------------------------

     The Fund is an open-end management investment company which has registered shares in 26 investment portfolios, one of which is included in this Prospectus.

THE ADVISER

     Dimensional Fund Advisers Inc. (the "Adviser") serves as investment adviser to the Master Portfolio.

THE ADMINISTRATORS

     PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators (collectively, the "Administrators").

THE DISTRIBUTOR

     Provident Distributors, Inc. (the "Distributor") serves as the Fund's distributor.

                                 EXPENSE TABLE

     ANNUAL FUND OPERATING EXPENSES INCLUDE THE EXPENSES OF THE PORTFOLIO AND THE EXPENSES OF THE MASTER PORTFOLIO WHICH ARE ALLOCABLE TO THE PORTFOLIO. BELOW IS A SUMMARY OF THE ESTIMATED OPERATING EXPENSES OF THE PORTFOLIO (INCLUDING THE OPERATING EXPENSES OF THE MASTER PORTFOLIO WHICH ARE ALLOCABLE TO THE PORTFOLIO) FOR THE CURRENT FISCAL YEAR.

ANNUAL FUND OPERATING EXPENSES FOR SERVICE SHARES AFTER FEE WAIVERS AS A PERCENTAGE OF DAILY NET ASSETS

                                                                                          INDEX
                                                                                         EQUITY
                                                                                        PORTFOLIO
                                                                                        ---------
Advisory fees of the Master Portfolio.................................................       .025%
Operating expenses of the Master Portfolio............................................         --
Other operating expenses of the Master Portfolio......................................         --
                                                                                              ---
  Administration fees(1)..............................................................         --
  Service Fees(1).....................................................................    .15
  Other expenses......................................................................    .26
                                                                                          ---
Total fund operating expenses.........................................................        .48%
                                                                                              ===


------------------

(1) Administration fees are net of waivers of     % for the Portfolio. The
    Administrators are under no obligation to waive or continue waiving such fees, but have informed the Fund that they expect to waive or continue waiving such fees as necessary to maintain the Portfolio's total operating expenses during the current fiscal year at the levels set forth in the table. The expenses noted above under "Other expenses" are estimated based on the level of such expenses for the Fund's most recent fiscal year.

EXAMPLE

     An investor in Service Shares would pay the following expenses on a $1,000 investment in Shares of the Portfolio, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                                 ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
                                                 --------     -----------     ----------     ---------
Index Equity Portfolio.......................       $5            $15            $ 27           $60

     The foregoing Expense Table and Example are intended to assist investors in understanding the Portfolio's estimated operating expenses and the Portfolio's pro rata share of the Master Portfolio's advisory fees and operating expenses. Investors bear these expenses either directly or indirectly. The information in the table for the Index Equity Portfolio is based on the advisory fees, administration fees and other expenses payable after fee waivers with respect to the Portfolio for the fiscal year ended September 30, 1994, as restated to include fees relating to the Service Plan and fees for other shareholder support activities borne by Service Shares and to reflect the elimination of direct advisory fees, revised administration fee waivers and the addition of the Portfolio's pro rata share of the Master Portfolio's advisory fees and other
operating expenses. Total operating expenses would have been:      %, for
Service Shares of the Index Equity Portfolio, without such fee waivers and with fees relating to the Service Plan and fees for other shareholder support activities. See Footnote 1 to the Expense Table, "Financial Highlights--Background," "Management," "Distribution of Shares," "How to Purchase Shares" and "Description of Shares" for a further description of shareholder transaction expenses, the Fund's operating expenses and the operating expenses of the Master Portfolio.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

     The Board of Trustees of the Fund believes that the aggregate per share expenses of the Portfolio and the Master Portfolio in which the Portfolio's assets are invested will be approximately equal to the expenses which the Portfolio would incur if the Fund retained the services of an investment adviser for the Portfolio and the assets of the Portfolio were invested directly in the type of securities held by the Master Portfolio.

CERTAIN RISK FACTORS TO CONSIDER

     An investment in the Portfolio is subject to certain investment considerations. As with other mutual funds, there can be no assurance that the Portfolio will achieve its investment objective. The Master Portfolio may: acquire and hold equity securities; enter into repurchase agreements; lend portfolio securities to third parties; and enter into futures contracts and options thereon. These and the other investment practices set forth below and their associated risks deserve careful consideration by investors. See "Investment Policies."

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                   BACKGROUND

     Except for the financial data relating to the six month period ended March 31, 1995, the financial data included in the tables below has been derived from the financial statements incorporated by reference in the Statement of Additional Information and has been audited by Coopers & Lybrand, L.L.P., the Fund's independent accountants. This financial data should be read in conjunction with such financial statements. The financial data reflects the financial experiences of the Portfolio prior to its transformation, on December
  , 1995 into a feeder portfolio of the Master Portfolio. Further information about the performance of the Portfolio is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus.

                                THE PNC(R) FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                              INDEX EQUITY PORTFOLIO
                                                                                           ---------------------------
                                                                                                  SERVICE CLASS
                                                                                        ---------------------------
                                                                                        FOR THE
                                                                                          SIX                     FOR THE
                                                                                         MONTHS                    PERIOD
                                                                                         ENDED         YEAR       7/29/93(1)
                                                                                        3/31/95       ENDED       THROUGH
                                                                                        (UNAUDITED)  9/30/94      9/30/93
                                                                                        --------     --------     --------
Net asset value at beginning of period..............................................    $  10.93     $  11.02     $  10.76
                                                                                        --------     --------     --------
Income from investment operations
   Net investment income............................................................        0.16         0.29         0.05
   Net gain (loss) on investments (both realized and unrealized)....................        0.85         0.02         0.29
                                                                                        --------     --------     --------
       Total from investment operations.............................................        1.01         0.31         0.34
                                                                                        --------     --------     --------
Less distributions
   Distributions from net investment income.........................................       (0.16)       (0.29)       (0.08)
   Distributions from net realized capital gains....................................       (0.12)       (0.11)          --
                                                                                        --------     --------     --------
       Total distributions..........................................................       (0.28)       (0.40)       (0.08)
                                                                                        --------     --------     --------
Net asset value at end of period....................................................    $  11.66     $  10.93     $  11.02
                                                                                        =========    =========    =========
Total return........................................................................        9.46%        2.78%        3.16%
Ratios/Supplemental data
   Net assets at end of period (in thousands).......................................    $ 49,834     $ 27,376     $ 12,441
   Ratios of expenses to average net assets
     After advisory/administration fee waivers......................................        0.40% (2)      0.40%       0.41% (2)
     Before advisory/administration fee waivers.....................................        0.76% (2)      0.77%       0.53% (2)
   Ratios of net investment income to average net assets
     After advisory/administration fee waivers......................................        2.73% (2)      2.49%       3.04% (2)
     Before advisory/administration fee waivers.....................................        2.37% (2)      2.12%       2.92% (2)
Portfolio turnover rate.............................................................           3%          17%           8%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

INVESTMENT POLICIES
--------------------------------------------------------------------------------

                             INDEX EQUITY PORTFOLIO

     The Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval.

     The Portfolio pursues its investment objective by investing all of its assets in the U.S. Large Company Series (the "Master Portfolio") of The DFA Investment Trust Company (the "Trust"), which in turn invests in the stocks which comprise the S&P 500 Index in approximately the same proportions as they are represented in such Index. The S&P 500 Index is composed of 500 common stocks chosen on the basis of market value and industry diversification. While most issuers are among the 500 largest U.S. companies in terms of aggregate market value, some other stocks are included for purposes of diversification. Since the investment characteristics of the Portfolio will correspond to those of the Master Portfolio, the following is a discussion of the various investments of and techniques employed by the Master Portfolio.

     The Master Portfolio will operate as an "index" portfolio and, therefore, will not be managed traditionally (through the use of economic, financial or market analysis). Adverse performance will ordinarily not result in the elimination of a stock from the Master Portfolio. The investment performance of the Master Portfolio and the Portfolio is expected to approximate the investment performance of the S&P 500 Index, which tends to be cycical in nature, reflecting periods when stock prices generally rise or fall. The Master Portfolio will remain invested in common stocks even when stock prices are generally falling. During normal market conditions, the Master Portfolio will normally invest at least 95% of the value of its total assets in stocks that comprise the S&P 500 Index. A portion of its assets, however, (generally not more than 5% of its net assets) may be invested in U.S. Government obligations, dollar denominated obligations of foreign issuers issued in the U.S., bank obligations (including obligations of U.S. subsidiaries and branches of foreign banks), corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally such interest-bearing obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

     The Master Portfolio may acquire index futures contracts and options thereon in order to commit funds awaiting investment in stocks or maintain liquidity. To enter into a futures contract, the Master Portfolio must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable. The Master Portfolio will not purchase index futures contracts or options if as a result more than 5% of its total assets would then consist of initial and variation margin deposits on such contracts or options.

     The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of options and futures by the Master Portfolio is subject to its adviser's ability to correctly predict movements in the direction of the market. For example, if the Master Portfolio uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, it will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in future pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract. For a further discussion see "Investment Policies" in the Statement of Additional Information.

     The Master Portfolio may lend securities to qualified brokers, dealers, bankers and other financial institutions for the purpose of earning additional income. The value of securities loaned may not exceed 33 1/3% of the value of the Master Portfolio's total assets. In the event of bankruptcy of the borrower, the Trust could experience delay in recovering the loaned securities. Management of the Trust believes that the risk can be controlled through careful monitoring procedures.

     The Master Portfolio may also invest in repurchase agreements. In the event of the bankruptcy of the other party to the repurchase agreement, the Trust could experience delay in recovering the securities underlying such agreement as a loss. Management of the Trust believes that the risk can be controlled through stringent security selection criteria and careful monitoring procedures.

     The Master Portfolio has reserved the right to borrow amounts not exceeding 33% of its net assets for the purposes of making redemption payments. When advantageous opportunities to do so exist, the Master Portfolio may also purchase securities when borrowings exceed 5% of the value of its net assets. Such purchases can be considered to be "leveraging" and, in such circumstances, the net asset value of the Master Portfolio may increase or decrease at a greater rate than would be the case if the Master Portfolio had not leveraged. The interest payable on the amount borrowed would increase the Master Portfolio's expenses and, if the appreciation and income produced by the investments purchased when the Master Portfolio has borrowed are less than the cost of borrowing, the investment performance of the Master Portfolio will be reduced as a result of leveraging.

     PORTFOLIO TURNOVER RATES. Ordinarily, portfolio securities will not be sold by the Master Portfolio except to reflect additions or deletions of stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Master Portfolio's shares. Although it may vary from year to year, it is currently estimated that under normal market conditions the annual portfolio
turnover rate for the Master Portfolio may be as high as   %. High portfolio
turnover rates (i.e., over 100%) will generally result in higher transaction costs to the Master Portfolio and, indirectly, to the Portfolio.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

     The Portfolio is subject to the following fundamental investment limitations, which may not be changed except upon the affirmative vote of the holders of a majority of the Portfolio's outstanding Shares.

          1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

          2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and
     (ii) repurchase
     agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

          3. Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

          4. Notwithstanding the investment limitations of the Index Equity Portfolio, the Index Equity Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Portfolio's securities will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment restrictions stated above must be reduced to meet such restrictions within the period required by the 1940 Act (currently three days).

     For information on additional limitations relating to the Portfolios, see the Fund's Statement of Additional Information.

MASTER-FEEDER STRUCTURE

     The Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in the Master Portfolio. The Portfolio may withdraw its investment in the Master Portfolio at
any time upon        days notice to the Master Portfolio if the Board of
Trustees of the Fund determines that it is in the best interest of the Portfolio to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all of the assets of the Portfolio in another pooled investment entity having the same investment objective as the Portfolio or the hiring of an investment adviser to manage the Portfolio's assets in accordance with the investment policies described above with respect to the Master Portfolio.

     The Master Portfolio is a separate series of the Trust, which is a business trust created under the laws of the State of Delaware. The Portfolio and other institutional investors that may invest in the Master Portfolio from time to time (e.g., other investment companies) will each bear a share of all liabilities of the Master Portfolio. Under the Delaware Business Trust Act, shareholders of the Master Portfolio have the same limitation of personal liability as shareholders of a Delaware corporation. Accordingly, Fund management believes that neither the Portfolio nor its shareholders will be adversely affected by reason of the Portfolio's investing in the Master Portfolio.

     The shares of the Master Portfolio will be offered to institutional investors in private placements for the purpose of increasing the funds available for investment and to achieve economies of scale that might be available at higher asset levels. The expenses of such other institutional investors and their returns may differ from those of the Portfolio. While investment in the Master Portfolio by other institutional investors offers potential benefits to the Master Portfolio (and, indirectly, to the Portfolio), economies of scale and related expense reductions might not be achieved. Also, if an institutional investor were to redeem its interest in the Master Portfolio, the remaining investors in the Master Portfolio could experience higher pro rata operating expenses and correspondingly lower returns. In addition, institutional investors that have a greater pro rata ownership interest in the Master Portfolio than the Portfolio could have effective voting control over the operation of the Master Portfolio.

     Shares in the Master Portfolio have equal, non-cumulative voting rights, except as set forth below, and with no preferences as to conversion, exchange, dividends, redemption or any other feature. Shareholders of the Trust have the right to vote only (i) for removal of its trustees, (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act, including the approval of the investment advisory agreement and the selection of trustees and accountants, and (iii) on such other matters as the trustees of the Trust may consider necessary or desirable. In addition, approval of the shareholders of the Trust is required to adopt any amendments to the Agreement and Declaration of Trust of the Trust which would adversely affect to a material degree the rights and preferences of the shares of the Master Portfolio or to increase or decrease their par value. The Master Portfolio's shareholders will also be asked to vote on any proposal to change a fundamental investment policy (i.e. a policy that may be changed only with the approval of shareholders) of the Master Portfolio.

     If the Portfolio, as a shareholder of the Master Portfolio, is requested to vote on matters pertaining to the Master Portfolio, the Fund's trustees intend to vote all of the shares that the Master Portfolio held in the Portfolio without submitting any such questions to the shareholders of the Portfolio. If the Fund's trustees decide to adopt "pass-through" voting, the Portfolio, if required under the 1940 Act or other applicable law, would hold a meeting of its shareholders and would cast its votes proportionately as instructed by Portfolio shareholders. In such cases, shareholders of the Portfolio, in effect, would have the same voting rights they would have as direct shareholders of the Master Portfolio.

     The investment objective of the Master Portfolio may not be changed without approval of its shareholders. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any change in the investment objective of the Master Portfolio. If the Master Portfolio changes its investment objective in a manner which is inconsistent with the investment objective of the Portfolio and the Fund's Board of Trustees fails to approve a similar change in the investment objective of the Portfolio, the Portfolio would be forced to withdraw its investment in the Master Portfolio and either seek to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retain an investment adviser to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. A withdrawal by the Portfolio of its investment in the Master Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could adversely affect the liquidity of the Portfolio.

     The policy of the Portfolio, and other similar investment companies, to invest their investable assets in funds such as the Master Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy.

     There may also be other investment companies through which you can invest in the Master Portfolio which may have higher or lower fees and expenses than those of the Portfolio and which may therefore have different performance results than the Portfolio. Information concerning whether an investment in the Master Portfolio may be available through another entity investing in the Master
Portfolio may be obtained by calling [            ].
                                *      *      *

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

     The business and affairs of the Fund and the Trust are managed under the direction of the Fund's Board of Trustees and the Trust's Board of Trustees, respectively. The Statement of Additional Information contains the name of each trustee of the Fund and of the Trust and certain background information.

                      ------------------------------------
                                    ADVISER

     Dimensional Fund Advisors Inc. (the "Adviser"), located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, serves as investment adviser to the Master Portfolio and is responsible for the management of its assets.

     The Adviser was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors. The Adviser's assets under management totalled approximately $11 billion at
               , 1995. David G. Booth and Rex A. Sinquefield, both of whom are trustees and officers of the Trust and directors and officers of the Adviser, together own approximately 55% of the Adviser's outstanding stock and may be deemed controlling persons of the Adviser.

     For the services provided to the Master Portfolio and expenses assumed under the advisory agreement between the Adviser and the Trust, the Adviser is entitled to receive a fee at the annual rate of .025% of the Master Portfolio's average daily net assets. For the Master Portfolio's fiscal year ended November 30, 1994, the Adviser received a fee for its investment advisory services which, on an annual basis, equaled .025% of the Master Portfolio's average daily net assets.

                      ------------------------------------
                                 ADMINISTRATORS

     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809 and PDI, whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as the Fund's co-administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

     The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, the Administrators are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion. The Fund paid the Administrators an administration fee at the annual rate of .01% of the average daily net assets of the Index Equity Portfolio for the year ended September 30, 1994, and the Administrators waived combined administration fees at annual rates of .19% of the average daily net assets of the Index Equity Portfolio, for that year. From time to time the Administrators may waive all or any portion of the administration fees for the Portfolio. See "Expense Table" above for information on the administrative fees waived by the Administrators for the current fiscal year.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

     PNC Bank serves as the Fund's custodian for the Fund and the Trust and PFPC serves as the transfer agent and dividend disbursing agent for the Fund.

                      ------------------------------------
                                    EXPENSES

     The Fund and the Trust each bears all of its own costs and expenses, although the Portfolio bears its pro rata portion of any costs and expenses of the Master Portfolio which consist of advisory fees and other operating expenses such as custody, legal and accounting fees. Other costs and expenses borne by the Portfolio include: services of its independent accountants, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses of the Master Portfolio, which are determined by the Trust's Board of Trustees to be extraordinary, would be borne by it. Expenses which are not allocable to a particular Trust portfolio or Fund portfolio are borne by each Trust portfolio or Fund portfolio on the basis of the fees paid by the Fund or Trust to PFPC. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Fund's Board of Trustees in a manner the Board determines to be fair and equitable. Any expenses relating only to a particular class of shares within the Portfolio will be borne solely by such Shares. Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid.

     If the total expenses borne by the Portfolio in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Administrators will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. See "Introduction--Example" and "Management--Administrators" for discussions of fee waivers.

                      ------------------------------------
                             PORTFOLIO TRANSACTIONS

     The Adviser place portfolio securities transactions with a view to obtaining best price and execution. Subject to that goal, transactions may be placed with securities firms that are an affiliate of the Adviser.

                      ------------------------------------
                                  BANKING LAWS

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PNC Bank, PFPC and Institutions that are banks or bank affiliates are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Fund and the holders of Service Shares, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operations with respect to the Service Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any Customer.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

DISTRIBUTOR

     Shares of the Portfolio are offered on a continuous basis for the Fund by the distributor, Provident Distributors, Inc. (the "Distributor"). The Distributor is a registered broker/dealer with principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

PURCHASE OF SHARES

     Shares are offered without a sales load on a continuous basis to Institutions acting on behalf of their Customers. Service Shares will normally be held of record by Institutions or in the names of nominees of Institutions. All Share purchases are effected through a Customer's account at an Institution through procedures established in connection with the requirements of the account. Confirmations of Share purchases and redemptions will be sent to the Institutions. Beneficial ownership of Shares will be recorded by the Institutions and reflected in the account statements provided by such Institutions to their Customers. Investors wishing to purchase Shares should contact their Institutions.

     Service Shares are sold at the net asset value for the Service Shares of the Portfolio's next computed after an order is received by PFPC. Shares may be purchased by Institutions on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business. Purchase orders may be transmitted by telephoning PFPC at (800) 441-7379. Orders received by PFPC after 4:00 p.m. (Eastern Time) are priced at the net asset value per share on the following Business Day. The Fund may in its discretion may reject any order for Shares.

     Payment for Service Shares may be made only in Federal funds or other funds immediately available to the Fund's custodian. The minimum initial investment by an Institution is $5,000; however, Institutions may set a higher minimum for their Customers. There is no minimum subsequent investment requirement.

     Conflict of interest restrictions may apply to an Institution's receipt of compensation paid by the Fund in connection with the investment of fiduciary funds in Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, are urged to consult their legal advisers before investing fiduciary funds in Service Shares. See also "Management--Shareholder Servicing."

REDEMPTION OF SHARES

     A Customer may redeem all or part of his Service Shares in accordance with the instructions and limitations pertaining to his account at an Institution. These procedures will vary according to the type of account and the Institution involved, and Customers should consult their account managers in this regard. It is the responsibility of Institutions to transmit redemption orders to PFPC and credit their Customers' accounts with the redemption proceeds on a timely basis. In the case of shareholders holding share certificates, the certificates must accompany the redemption request.

     Institutions may transmit redemption orders to PFPC by telephone at
(800) 441-7379. Shares are redeemed at the net asset value per share of the Service Shares of the Portfolio next determined after PFPC's receipt of the redemption order. THE FUND, THE ADMINISTRATORS AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, THE FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION (SUCH AS THE NAME IN WHICH AN ACCOUNT IS REGISTERED, THE ACCOUNT NUMBER, RECENT TRANSACTIONS IN THE ACCOUNT, AND THE ACCOUNT HOLDER'S SOCIAL SECURITY NUMBER, ADDRESS AND/OR BANK).

     Payment for redeemed Shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Portfolio. No charge for wiring redemption payments is imposed by the Fund, although Institutions may charge Customer accounts for redemption services. Information relating to such redemption services and charges, if any, should be obtained by Customers from their Institution.

     During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Institution is unable to contact PFPC by telephone, the Institution may also deliver the redemption request to PFPC by mail at 400 Bellevue Parkway, Wilmington, DE 19809.

     A shareholder of record may be required to redeem Shares in the Portfolio if the balance in such shareholder's account in the Portfolio drops below $5,000 as the result of a redemption request and the shareholder does not increase the balance to at least $5,000 upon thirty days' written notice. If a Customer has agreed with an Institution to maintain a minimum balance in his account with the Institution, and the balance in the account falls below that minimum, the Customer may be obligated to redeem all or part of his Shares in the Portfolio to the extent necessary to maintain the minimum balance required.

     The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of Shares) for such periods as are permitted under the 1940 Act. The Fund may also redeem Shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

     It is the responsibility of the Institutions to provide their Customers with account statements with respect to Share transactions made for accounts maintained at the Institutions.

NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset value for each Service Share of the Portfolio is calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by adding the value of all its shares in the Master Portfolio and other assets allocable to the Shares, subtracting the liabilities allocable to the Shares and dividing by the total number of Shares outstanding. The net asset value per Share of the Portfolio is determined independently of the Portfolio's other classes and independently of the Fund's other portfolios.

     The net asset value per share of the Master Portfolio is calculated as of the close of the NYSE by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the Master Portfolio. Securities held by the Master Portfolio which are listed on the securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair market value in accordance with procedures adopted by the Trust's Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. For dividend purposes, the Portfolio's investment income available for distribution to holders of Investor Shares is reduced by accrued expenses directly attributable it Portfolio and the general expenses of the Fund prorated to the Portfolio on the basis of its relative net assets. The Portfolio's net investment income available for distribution to the holders of Service Shares will be reduced by the amount of other expenses allocated to that Portfolio's Service Shares, including fees payable under the Fund's Service Plan. All distributions are reinvested at net asset value in the form of additional full and fractional Shares of the Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The net investment income of the Portfolio is declared quarterly as a dividend to investors who are Shareholders of the Portfolio at the close of business on the day of declaration. All such dividends are paid within ten days after the end of each quarter. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.

     The Portfolio seeks its investment objective by investing all of its investable assets in Master Portfolio. The Portfolio is allocated its pro rata share of the ordinary income and deductions of the Master Portfolio. This net income, less the Portfolio's expenses incurred in operations, is the Portfolio's net investment income from which dividends are distributed as described above. The Master Portfolio also allocates to Portfolio its pro rata share of capital gains, if any, realized by Master Portfolio. Any realized net capital gains of the Portfolio will be distributed as described above.

TAXES
--------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

     The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it generally will be relieved of Federal income and excise tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital), regardless of whether such distributions are paid in cash or reinvested in additional Shares.

     The Master Portfolio intends to qualify for taxation as a partnership for Federal income tax purposes. As such, the Master Portfolio is not subject to tax and the Portfolio will be treated for Federal income tax purposes as recognizing its pro rata portion of the Master Portfolio's income and deductions, and owning its pro rata share of the Master Portfolio's assets. The Portfolio's status as a regulated investment company is dependent on, among other things, the Master Portfolio's continued classification as a partnership for Federal income tax purposes.

     Distributions paid out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his Shares and whether such gain was reflected in the price paid for the Shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during January of the following year.

     An investor considering buying shares of the Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to him.

     A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Portfolio Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange.

     Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Fund. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the Federal income tax consequences described above. Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment and should consult their tax advisers.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of 134 classes (29 classes of Institutional Shares, 21 classes of Series B Investor Shares and 28 classes each of Service Shares, Series A Investor Shares and Series C Investor Shares), representing interests in the Fund's investment portfolios. Institutional Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares in the Portfolio have different expenses than the Service Shares offered under this Prospectus, which may affect performance. Call the Distributor at (800) 998-7633 for information on those other classes of shares in the Portfolio which are offered under separate Prospectuses. This Prospectus describes Index Equity Portfolio, which is classified as a diversified company under the 1940 Act. The Index Equity Portfolio was established with only one class of shares. The original class of shares was available to all investors until the subsequent establishment of multiple classes in the Portfolio. In addition, the Board of Trustees has also authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Fund. For information regarding these other portfolios, contact the Distributor by phone at (800) 998-7633 or at the address listed in "Purchase and Redemption of Shares--Distributor."

     Each share of an investment portfolio has a par value of $.001, represents an equal proportionate interest in the particular portfolio and is entitled to such dividends and distributions earned on such portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or investment portfolio. Under Massachusetts law, the Fund's state of organization, and the Fund's Declaration of Trust and Code of Regulations, the Fund is not required and does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

     On             , 1995, PNC Bank held of record approximately 80% of the
Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders will receive unaudited semi-annual financial statements and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19885-9628, toll-free (800) 441-7762 (in Delaware call collect
(302) 791-1111).

PERFORMANCE INFORMATION

     From time to time total return data for Shares of the Portfolio may be quoted in advertisements or in communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Shares of the Portfolio over the measuring period. This method of calculating total return assumes that dividends and capital gain distributions made by the Portfolio during the period relating to Shares are reinvested in Shares.

     Performance data of Shares of the Portfolio may be compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. In addition, certain indexes may be used to illustrate historic performance of select asset classes. For example, the total return and/or yield of Shares of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the S&P 500 Index, EAFE, the Dow Jones Industrial Average, the Dimensional Fund Advisor's Small Cap Index, the Shearson Lehman GMNA Index, the Shearson Lehman Index of Baa-rated Corporate Bonds, the T-Bill Index, the "stocks, bonds and inflation Index" published annually by Ibbotson Associates, the Lipper International Fund Index, the Shearson Lehman Hutton Government Corporate Bond Index and the Financial Times World Stock Index. Performance information may also include evaluations of the Portfolio and its Shares published by nationally recognized ranking services and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

     In addition to providing performance information that demonstrates the actual yield or returns of Shares of the Portfolio over a particular period of time, the Portfolio may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan or the impact of tax-deferred investing.

     Performance quotations of Shares of the Portfolio represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in Shares of the Portfolio will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Shares of the Portfolio cannot necessarily be used to compare an investment in such Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the Master Portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Institutions directly to their customer accounts in connection with investments in Shares will not be included in the Portfolio's calculations of yield and total return.

                                *      *      *

=====================================================


    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE INDEX EQUITY PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S CORPORATION. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------
                               TABLE OF CONTENTS

                                                  Page
                                                  ----
Introduction.....................................   2
Financial Highlights.............................   4
Investment Policies..............................   6
Investment Limitations...........................   7
Management.......................................  10
Purchase and Redemption of Shares................  12
Net Asset Value..................................  13
Dividends and Distributions......................  14
Taxes............................................  14
Description of Shares............................  15
Other Information................................  16

CO-ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

CO-ADMINISTRATOR
Provident Distributors, Inc.
Radnor, Pennsylvania

DISTRIBUTOR
Provident Distributors, Inc.
Radnor, Pennsylvania

COUNSEL
Drinker Biddle & Reath
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
Philadelphia, Pennsylvania

PNCS-P-003M
=====================================================

=====================================================

                                THE INDEX EQUITY
                                   PORTFOLIO
                                 SERVICE CLASS
PROSPECTUS
INDEX
EQUITY PORTFOLIO
-----------------------------------------------------
DECEMBER    , 1995
=====================================================

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               THE PNC(R) FUND
                    (SERIES A AND SERIES B INVESTOR SHARES
                        OF THE INDEX EQUITY PORTFOLIO)
                            CROSS REFERENCE SHEET

FORM N-1A ITEM                                         LOCATION
--------------                                         --------
    PART A                                             PROSPECTUS

1.  Cover page . . . . . . . . . . . . . . . . . .     Cover Page

2.  Synopsis . . . . . . . . . . . . . . . . . . .     Expense Table

3.  Condensed Financial Information. . . . . . . .     Financial Highlights

4.  General Description of Registrant. . . . . . .     Cover Page; Investment
                                                             Policies;
                                                             Description of
                                                             Shares

5.  Management of the Fund . . . . . . . . . . . .     Management

6.  Capital Stock and Other Securities . . . . . .     Cover Page; Dividends
                                                             and Distributions;
                                                             Description of
                                                             Shares

7.   Purchase of Securities Being Offered. . . . .     How to Purchase Shares
                                                             and Net Asset
                                                             Value

8.   Redemption or Repurchase. . . . . . . . . . .     How to Redeem Shares

9.   Legal Proceedings . . . . . . . . . . . . . .     Inapplicable

                           THE INDEX EQUITY PORTFOLIO
                                 INVESTOR CLASS

     The PNC(R) Fund (the "Fund") consists of twenty-six investment portfolios. This Prospectus relates to the Index Equity Portfolio (the "Portfolio") with an investment objective which seeks to duplicate the capital performance and dividend income of the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index").

     THE PORTFOLIO, UNLIKE MANY OTHER INVESTMENT COMPANIES WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A SERIES OF SHARES (THE "MASTER PORTFOLIO") OF AN OPEN-END MANAGEMENT INVESTMENT COMPANY, THE DFA INVESTMENT TRUST COMPANY. THE MASTER PORTFOLIO HAS SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS AS THE PORTFOLIO. THE PORTFOLIO WILL PURCHASE SHARES OF THE MASTER PORTFOLIO AT NET ASSET VALUE. THE NET ASSET VALUE OF THE PORTFOLIO WILL RESPOND TO INCREASES AND DECREASES IN THE VALUE OF THE MASTER PORTFOLIO'S SECURITIES AND TO THE EXPENSES OF THE MASTER PORTFOLIO ALLOCABLE TO AND THE EXPENSES OF THE PORTFOLIO. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION, SEE "INVESTMENT POLICIES--MASTER/FEEDER STRUCTURE."

     This Prospectus relates to two classes of shares from which investors may choose representing interests in the Portfolio: Series A Investor Shares ("Series A Shares") and Series B Investor Shares ("Series B Shares" and, collectively with Series A Shares, "Investor Shares" or "Shares"). Series A Shares are sold with a front-end sales charge. Series B Shares are sold with a contingent deferred sales charge. This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future
reference. A Statement of Additional Information currently dated December   ,
1995 has been filed with the Securities and Exchange Commission (the "SEC"). The current Statement of Additional Information may be obtained free of charge from the Fund by calling (800) 422-6538. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus.
--------------------------------------------------------------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------
PROSPECTUS                                                     December   , 1995

INTRODUCTION
--------------------------------------------------------------------------------

     The Fund is an open-end management investment company which has registered shares in 26 investment portfolios, one of which is included in this Prospectus. Shares are offered by the Fund's distributor to investors generally.

THE ADVISOR

     Dimensional Fund Advisors Inc. (the "Adviser") serves as investment adviser to the Master Portfolio.

THE ADMINISTRATORS

     PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators (collectively, the "Administrators").

THE DISTRIBUTOR

     Provident Distributors, Inc. (the "Distributor") serves as the Fund's distributor.

                                 EXPENSE TABLE

     Annual Fund operating expenses include the expenses of the Portfolio and the expenses of the Master Portfolio which are allocable to the Portfolio. Below is a summary of the estimated operating expenses of the Portfolio (including the operating expenses of the Master Portfolio which are allocable to the Portfolio) for the current fiscal year.

                                                                                     INDEX EQUITY
                                                                                      PORTFOLIO
                                                                                 --------------------
                                                                                 SERIES A    SERIES B
                                                                                 --------    --------
SHAREHOLDER TRANSACTION EXPENSES
Front-End Sales Charge(1)
  (as a percentage of offering price).........................................      4.5%       None
Sales Charge on Reinvested Dividends..........................................     None        None
Deferred Sales Charge(2)
  (as a percentage of original purchase price or redemption proceeds,
  whichever is lower).........................................................     None         5.0%
ANNUAL FUND OPERATING EXPENSES FOR INVESTOR SHARES AFTER FEE WAIVERS
  AS A PERCENTAGE OF DAILY NET ASSETS
Advisory fees of the Master Portfolio.........................................     .025%       .025%
12b-1 fees(4).................................................................      .40         .75
Operating expenses of the Master Portfolio....................................         %           %
Other operating expenses of the Master Portfolio..............................       --          --
                                                                                 ------      ------
  Administration fees(3)......................................................      .02         .02
  Service fees................................................................     None         .25
  Other expenses(3)...........................................................       --          --
                                                                                 ------      ------
Total fund operating expenses.................................................      .65%       1.25%
                                                                                 ======      ======

------------------
(1) Reduced front-end sales charges may be available. See "How to Purchase Shares--Purchases of Series A Shares."

(2) This amount applies to redemptions during the first year. The deferred sales charge decreases 1.00% annually to 3.00% for redemptions made during the third and fourth years and then decreases to 2.00% and 1.00% for redemptions made during the fifth and sixth years, respectively. See "How to Purchase Shares--Purchases of Series B Shares."

(3) Administration fees are net of waivers of   % for the Portfolio. The
    Administrators are under no obligation to waive or continue waiving such fees, but have informed the Fund that they expect to waive or continue waiving such fees as necessary to maintain the Portfolio's total operating expenses during the current fiscal year at the levels set forth in the table. The expenses noted above under "Other expenses" are estimated based on the level of such expenses for the Fund's most recent fiscal year. Securities dealers, financial institutions and other industry professionals may charge their clients additional fees for account services.

(4) Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc. ("NASD").

EXAMPLE

     An investor in Investor Shares would pay the following expenses on a $1,000 investment in Shares of each of the Portfolios, assuming (1) 5% annual return, and (2) redemption at the end of each time period:

                                                           ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS
                                                           --------   -----------   ----------   ---------
Index Equity Portfolio
  Series A Shares*.......................................  $51        $65           $80          $122
  Series B Shares**......................................   63         72            92           119***

------------------

  * Reflects the imposition of the maximum front-end sales charge at the beginning of the period.

 ** Reflects the deduction of the deferred sales charge.

*** Based on the conversion of the Series B Shares to Series A Shares after six years.

     The foregoing Expense Table and Example are intended to assist investors in understanding the Portfolios' shareholder transaction and estimated operating expenses and the Portfolio's pro rata share of the Master Portfolios advisory fees and operating expenses. Investors bear these expenses either directly or indirectly. The information in the table for the Portfolio is based on the advisory fees, administration fees and other expenses payable after fee waivers with respect to the particular Portfolios for the fiscal year ended September 30, 1994, as restated to include 12b-1 fees borne by Investor Shares and service fees borne by Series B Shares and to reflect the eliminations of direct advisory fees, revised administration fee waivers and the addition of the Portfolio's pro rata share of the Master Portfolio's advisory fees and other operating expenses. Total operating expenses would have been: i) .98% for Series A Investor Shares of the Portfolio and ii) 1.58% for Series B Investor Shares of the Portfolios without such fee waivers and with 12b-1 fees. See Footnote 3 to the Expense Table, "Management," "Distribution of Shares," "How to Purchase Shares" and "Description of Shares" for a further description of shareholder transaction expenses, the Fund's operating expenses and the operating expenses of the Master Portfolio.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

OFFERING PRICES

     Series A Shares in the Portfolio are offered to the public at the next determined net asset value after receipt by PFPC of a purchase order plus a maximum sales charge of 4.50% of the offering price on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases of $50,000 or more and certain exemptions from the sales charge may apply. See "How to Purchase Shares--Purchases of Series A Shares."

     Series B Shares in the Portfolio are offered to the public at the next determined net asset value after receipt by PFPC of a purchase order. Series B Shares are subject to a maximum deferred sales charge of 5.0%. See "How to Purchase Shares--Purchases of Series B Shares."

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS

     The minimum initial investment for the Portfolio is $500, except that such minimum investment requirement is $100 for employees of the Fund, the Fund's adviser, sub-advisers, distributor or transfer agent or employees of any such service providers' affiliate. Subsequent investments must be $100 or more. See "How to Purchase Shares."

EXCHANGES

     Series A Shares of one Portfolio may be exchanged for Series A Shares of any other investment portfolio offered by the Fund at their respective net asset value next determined after receipt by PFPC of an exchange request. Series B

Shares of one Portfolio may be exchanged for Series B Shares of any other investment portfolio offered by the Fund with a deferred sales charge at their respective net asset value next determined after receipt by PFPC of an exchange request. Series B Shares are exchangeable for Series B Investor Shares in the Fund's Money Market Portfolio, but are not exchangeable for shares in the Fund's other money market investment portfolios. Series B Shares may be exchanged without the payment of any deferred sales charge at the time the exchange is made. No exchange fee is charged by the Fund. See "Investor Programs--Exchange Privilege."

REDEMPTION PRICE

     Series A Shares may be redeemed at any time at their net asset value next determined after receipt by PFPC of a redemption request in proper form. Series B Shares may be redeemed at any time at their net asset value next determined after receipt by PFPC of a redemption request, minus any applicable deferred sales charge. The Fund reserves the right, upon 30 days' written notice, to redeem an account in the Portfolio if the net asset value of the Shares held by a shareholder of record in that account falls below the minimum initial investment requirement amount as a result of a redemption or an exchange and is not increased to at least that amount within the 30 day period. See "How to Redeem Shares."

     The Board of Trustees of the Fund believes that the aggregate per share expenses of the Portfolio and the Master Portfolio in which the Portfolio's assets are invested will be approximately equal to the expenses which the Portfolio would incur if the Fund retained the services of an investment adviser for the Portfolio and the assets of the Portfolio were invested directly in the type of securities held by the Master Portfolio.

CERTAIN RISK FACTORS TO CONSIDER

     An investment in the Portfolio is subject to certain investment considerations. As with other mutual funds, there can be no assurance that the Portfolio will achieve its investment objective. The Master Portfolios may: acquire and hold equity securities, enter into repurchase agreements; lend portfolio securities to third parties; and enter into futures contracts and options thereon. These and the other investment practices set forth below and their associated risks deserve careful consideration by investors. See "Investment Policies."

SHAREHOLDER INQUIRIES

     Any questions or communications regarding a shareholder account may be directed to The PNC Fund c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907, toll-free (800) 422-6538.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                   BACKGROUND

     Except for the financial data relating to the six month period ended March 31, 1995, the financial data included in the tables below has been derived from the financial statements incorporated by reference in the Statement of Additional Information and has been audited by Coopers & Lybrand, L.L.P., the Fund's independent accountants. This financial data should be read in conjunction with such financial statements. The financial data reflects the financial experiences of the Portfolio prior to its transformation on
December   , 1995 into a Feeder portfolio of the Master Portfolio. Further information about the performance of the Portfolio is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus.

                                THE PNC(R) FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      INDEX EQUITY PORTFOLIO
                                                                         ------------------------------------------------
                                                                                     SERIES A INVESTOR CLASS
                                                                         ------------------------------------------------
                                                                           FOR THE                               FOR THE
                                                                         SIX MONTHS                               PERIOD
                                                                            ENDED         YEAR        YEAR       6/02/92(1)
                                                                           3/31/95        ENDED       ENDED      THROUGH
                                                                         (UNAUDITED)     9/30/94     9/30/93     9/30/92
                                                                         -----------     -------     -------     --------
Net asset value at beginning of period.................................  $10.93          $11.02      $10.06      $10.07
                                                                         ------          ------      ------      ------
Income from investment operations
    Net investment income..............................................    0.14            0.25        0.27        0.10
    Net gain (loss) on investments (both realized and unrealized)......    0.85            0.96       (0.01)
                                                                         ------          ------      ------      ------
        Total from investment operations...............................    0.99            0.29        1.23        0.09
                                                                         ------          ------      ------      ------
Less distributions
    Distributions from net investment income...........................   (0.16)          (0.27)      (0.10)
    Distributions from net realized capital gains......................   (0.12)          (0.11)         --          --
                                                                         ------          ------      ------      ------
        Total distributions............................................   (0.28)          (0.38)      (0.27)      (0.10)
                                                                         ------          ------      ------      ------
Net asset value at end of period.......................................  $11.64          $10.93      $11.02      $10.06
                                                                         ======          ======      ======      ======
Total return...........................................................    9.23%(3)       12.33%(3)    0.91%(3)
Ratios/Supplemental data
    Net assets at end of period (in thousands).........................  $3,736          $2,632      $1,263         $56
    Ratios of expenses to average net assets
      After advisory/administration fee waivers........................    0.55%(2)        0.55%       0.49%       0.45%(2)
      Before advisory/administration fee waivers.......................    0.91%(2)        0.92%       0.61%       0.64%(2)
    Ratios of net investment income to average net assets
      After advisory/administration fee waivers........................    2.56%(2)        2.72%       2.48%       2.85%(2)
      Before advisory/administration fee waivers.......................    2.20%(2)        1.98%       2.36%       2.66%(2)
Portfolio turnover rate................................................       3%             17%          8%         23%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

INVESTMENT POLICIES
--------------------------------------------------------------------------------
                             INDEX EQUITY PORTFOLIO

     The Portfolio investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval.

     The Portfolio pursues its investment objective by investing all of its assets in the U.S. Large Company Series (the "Master Portfolio") of The DFA Investment Trust Company (the "Trust"), which in turn intends to invest in all of the stocks which comprise the S&P 500 Index in approximately the same proportions as they are represented in such Index. The amount of each stock purchased for the Master Portfolio therefore, will be based on its respective market capitalization. The S&P 500 Index is composed of 500 common stocks chosen on the basis of market value and industry diversification. While most issuers are among the 500 largest U.S. companies in terms of aggregate market value, some other stocks are included for purposes of diversification. Since the investment characteristics of the Portfolio will correspond to those of the Master Portfolio, the following is a discussion of the various investments of and techniques employed by the Master Portfolio.

     The Master Portfolio will operate as an "index" portfolio and, therefore, will not be managed traditionally (through the use of economic, financial or market analysis). Adverse performance will ordinarily not result in the elimination of a stock from the Master Portfolio. The investment performance of the Master Portfolio and the Portfolio is expected to approximate the investment performance of the S&P 500 Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall. The Master Portfolio will remain invested in common stocks even when stock prices are generally falling. During normal market conditions, the Master Portfolio will normally invest at least 95% of the value of its total assets in stocks that comprise the S&P 500 Index. A portion of its assets, however, (generally not more than 5% of its net assets) may be invested in U.S. Government obligations, dollar denominated obligations of foreign issuers issued in the U.S., bank obligations (including obligations of U.S. subsidiaries and branches of foreign banks), corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally such interest-bearing obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

     The Master Portfolio may acquire index futures contracts and options therein in order to commit funds awaiting investment in stocks or maintain liquidity. To enter into a futures contract, the Master Portfolio must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable.The Master Portfolio will not purchase index futures contracts or options if as a result more than 5% of its total assets would then consist of initial and variation margin deposits on such contracts or options.

     The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of options and futures by the Master Portfolio is subject to its adviser's ability to correctly predict movements in the direction of the market. For example, if the Master Portfolio uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, it will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in future pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract. For a further discussion see "Investment Policies" in the Statement of Additional Information.

     The Master Portfolio may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. The value of securities loaned may not exceed 33 1/3% of the value of the Master Portfolio's total assets. In the event of bankruptcy of the borrower, the Trust could experience delay in recovering the loaned securities. Management of the Trust believe that this risk can be controlled through careful monitoring procedures.

     The Master Portfolio may also invest in repurchase agreements. In the event of the bankruptcy of the other party to the repurchase agreement, the Trust could experience delay in recovering the securities underlying such agreement or a loss. Management of the Trust believes that this risk can be controlled through stringent security selection criteria and careful monitoring procedures.

     The Master Portfolio has reserved the right to borrow amounts not exceeding 33% of its net assets for the purposes of making redemption payments. When advantageous opportunities to do so exist, the Master Portfolio may also purchase securities when borrowing exceed 5% of the value of its net assets. Such purchases can be considered to be "leveraging" and, in such circumstances, the net asset value of the Master Portfolio may increase or decrease at a greater rate than would be the case if the Master Portfolio had not leveraged. The interest payable on the amount borrowed would increase the Master Portfolio's expenses and, if the appreciation and income produced by the investments purchased when the Master Portfolio has borrowed are less than the cost of borrowing, the investment performance of the Master Portfolio will be reduced as a result of leveraging.

     PORTFOLIO TURNOVER RATES. Ordinarily, portfolio securities will not be sold by the Master Portfolio except to reflect additions or deletions of stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Master Portfolio's shares. Although it may vary from year to year, it is currently estimated that under normal market conditions the annual portfolio
turnover rate for the Master Portfolio may be as high as      %. High portfolio
turnover rates (i.e., over 100%) will generally result in higher transaction costs to the Master Portfolio and, indirectly, to the Portfolio.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

     The Portfolio is subject to the following fundamental investment limitations, which may not be changed except upon the affirmative vote of the holders of a majority of the Portfolio's outstanding Shares.

          1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

          2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and
     (ii) repurchase agreements secured by the instruments described in clause
     (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

          3. Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

          4. Notwithstanding the investment limitations of the Index Equity Portfolio, the Index Equity Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Portfolio's securities will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment restrictions stated above must be reduced to meet such restrictions within the period required by the 1940 Act (currently three days).

     For information on additional limitations relating to the Portfolio and the Master Portfolio, see the Fund's Statement of Additional Information.

MASTER-FEEDER STRUCTURE

     The Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in the Master Portfolio. The Portfolio may withdraw its investment in the Master Portfolio at
any time upon        days notice to the Master Portfolio if the Board of
Trustees of the Fund determines that it is in the best interest of the Portfolio to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all of the assets of the Portfolio in another pooled investment entity having the same investment objective as the Portfolio or the hiring of an investment adviser to manage the Portfolio's assets in accordance with the investment policies described above with respect to the Master Portfolio.

     The Master Portfolio is a separate series of the Trust, which is a business trust created under the laws of the State of Delaware. The Portfolio and other institutional investors that may invest in the Master Portfolio from time to time (e.g., other investment companies) will each bear a share of all liabilities of the Master Portfolio. Under the Delaware Business Trust Act, shareholders of the Master Portfolio have the same limitation of personal liability as shareholders of a Delaware corporation. Accordingly, Fund management believes that neither the Portfolio nor its shareholders will be adversely affected by reason of the Portfolio's investing in the Master Portfolio.

     The shares of the Master Portfolio will be offered to institutional investors in private placements for the purpose of increasing the funds available for investment and to achieve economies of scale that might be available at higher asset levels. The expenses of such other institutional investors and their returns may differ from those of the Portfolio. While investment in the Master Portfolio by other institutional investors offers potential benefits to the Master Portfolio (and, indirectly, to the Portfolio), economies of scale and related expense reductions might not be achieved. Also, if an institutional investor were to redeem its interest in the Master Portfolio, the remaining investors in the Master Portfolio could experience higher pro rata operating expenses and correspondingly lower returns. In addition, institutional investors that have a greater pro rata ownership interest in the Master Portfolio than the Portfolio could have effective voting control over the operation of the Master Portfolio.

     Shares in the Master Portfolio have equal, non-cumulative voting rights, except as set forth below, and with no preferences as to conversion, exchange, dividends, redemption or any other feature. Shareholders of the Trust have the right to vote only (i) for removal of its trustees, (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act, including the approval of the investment advisory agreement and the selection of trustees and accountants, and (iii) on such other matters as the trustees of the Trust may consider necessary or desirable. In addition, approval of the shareholders of the Trust is required to adopt any amendments to the Agreement and Declaration of Trust of the Trust which would adversely affect to a material degree the rights and preferences of the shares of the Master Portfolio or to increase or decrease their par value. The Master Portfolio's shareholders will also be asked to vote on any proposal to change a fundamental investment policy (i.e. a policy that may be changed only with the approval of shareholders) of the Master Portfolio.

     If the Portfolio, as a shareholder of the Master Portfolio, is requested to vote on matters pertaining to the Master Portfolio, the Fund's trustees intend to vote all of the shares that the Master Portfolio held in the Portfolio without submitting any such questions to the shareholders of the Portfolio. If the Fund's trustees decide to adopt "pass-through" voting, the Portfolio, if required under the 1940 Act or other applicable law, would hold a meeting of its shareholders and would cast its votes proportionately as instructed by Portfolio shareholders. In such cases, shareholders of the Portfolio, in effect, would have the same voting rights they would have as direct shareholders of the Master Portfolio.

     The investment objective of the Master Portfolio may not be changed without approval of its shareholders. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any change in the investment objective of the Master Portfolio. If the Master Portfolio changes its investment objective in a manner which is inconsistent with the investment objective of the Portfolio and the Fund's Board of Trustees fails to approve a similar change in the investment objective of the Portfolio, the Portfolio would be forced to withdraw its investment in the Master Portfolio and either seek to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retain an investment adviser to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. A withdrawal by the Portfolio of its investment in the Master Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could adversely affect the liquidity of the Portfolio.

     The policy of the Portfolio, and other similar investment companies, to invest their investable assets in funds such as the Master Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy.

     There may also be other investment companies through which you can invest in the Master Portfolio which may have higher or lower fees and expenses than those of the Portfolio and which may therefore have different performance results than the Portfolio. Information concerning whether an investment in the Master Portfolio may be available through another entity investing in the Master
Portfolio may be obtained by calling [            ].

                                *      *      *

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

     The business and affairs of the Fund and the Trust are managed under the direction of the Fund's Board of Trustees and the Trust's Board of Trustees, respectively. The Statement of Additional Information contains the name of each trustee of the Fund and of the Trust and certain background information.

                      ------------------------------------
                                    ADVISER

     Dimensional Fund Advisors Inc. (the "Adviser"), located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, serves as investment adviser to the Master Portfolio and is responsible for the management of its assets.

     The Adviser was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors. The Adviser's assets under management totalled approximately $11 billion at
               , 1995. David G. Booth and Rex A. Sinquefield, both of whom are trustees and officers of the Trust and directors and officers of the Adviser, together own approximately 55% of the Adviser's outstanding stock and may be deemed controlling persons of the Adviser.

     For the services provided to the Master Portfolio and expenses assumed under the advisory agreement, the Adviser is entitled to receive a fee at the annual rate of .025% of the Master Portfolio's average daily net assets. For the Master Portfolio's fiscal year ended November 30, 1994, the Adviser received a fee for its investment advisory services which, on an annual basis, equaled
 .025% of the Master Portfolio's average daily net assets.

                      ------------------------------------
                                 ADMINISTRATORS

     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809 and PDI, whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as the Fund's co-administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

     The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, the Administrators are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion. The Fund paid the Administrators an administration fee at the annual rate of .01% of the average daily net assets of the Index Equity Portfolio for the year ended September 30, 1994, and the Administrators waived combined administration fees at annual rates of .19% of the average daily net assets of the Index Equity Portfolio for that year. From time to time the Administrators may waive all or any portion of the administration fees for the Portfolio. See "Expense Table" above for information on the administration fees waived by the Administrators for the current fiscal year.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

     PNC Bank serves as the Fund's custodian for the Fund and the Trust and PFPC serves as the transfer agent and dividend disbursing agent for the Fund.

                      ------------------------------------
                                    EXPENSES

     The Fund and the Trust each bears all of its own costs and expenses, although the Portfolio bears its pro rata portion of any costs and expenses of the Master Portfolio which consist of advisory fees and other operating expenses such as custody, legal and accounting fees. Other costs and expenses borne by the Portfolio include: services of its independent accountants, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses of the Master Portfolio, which are determined by the Trust's Board of Trustees to be extraordinary, would be borne by it. Expenses which are not allocable to a particular Trust portfolio or Fund portfolio are borne by each Trust portfolio or Fund portfolio on the basis of the fees paid by the Fund or Trust to PFPC. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Fund's Board of Trustees in a manner the Board determines to be fair and equitable. Any expenses relating only to a particular class of shares within the Portfolio will be borne solely by such Shares. Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid.

     If the total expenses borne by the Portfolio in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Administrators will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. See "Introduction -- Example" and "Management -- Administrators" for discussion of fee waivers.

                      ------------------------------------
                             PORTFOLIO TRANSACTIONS

     The Adviser places portfolio securities transactions with a view to obtaining best price and execution. Subject to that goal, transactions may be placed with securities firms that are affiliated with an affiliate of the Adviser.

                      ------------------------------------
                                  BANKING LAWS

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PNC Bank and PFPC are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Fund and the holders of Investor Shares, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operations with respect to the Investor Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any investor.

DISTRIBUTION OF SHARES
--------------------------------------------------------------------------------

     Shares of the Portfolio are offered on a continuous basis by the Distributor. The Distributor is a registered broker/dealer with principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

     The Fund's Board of Trustees has adopted a Distribution and Service Plan ("Series A Plan") for Series A Shares and a Series B Distribution Plan ("Series B Plan" and, collectively with the Series A Plan, the "Plans") for Series B Shares.

     Under each Plan the Distributor is entitled to payments by the Portfolio for: (i) direct out-of-pocket promotional expenses incurred in connection with advertising and marketing Shares; and (ii) payments to broker/dealers that are not affiliated with the Distributor ("Service Organizations") for distribution assistance such as advertising and marketing of Fund Shares. In addition, payments under the Series B Plan will be used to pay for or finance sales commissions and other fees payable to Service Organizations and other broker/dealers who sell Series B Shares. Service Organizations may also provide support services such as establishing and maintaining accounts and records relating to shareholders for whom the Service Organizations are the dealer of record or holder of record for shareholders with whom the Service Organizations have a servicing relationship. "Direct out-of-pocket promotional expenses" include amounts spent by the Distributor in connection with advertising via radio, television, newspapers, magazines and otherwise; preparing, printing and mailing sales materials, brochures and prospectuses (except for prospectuses used for regulatory purposes or for distribution to existing shareholders); and other out-of-pocket expenses incurred in connection with the promotion of Shares.

     Upon proper authorization by the Fund's trustees, expenses covered by the Plans may also include other expenses the Distributor (or any other person) may incur in connection with the distribution of the Fund's Shares including, without limitation, expenditures for telephone facilities and in-house telemarketing, or, in the case of the Series A Plan, in connection with shareholder servicing.

     Payments under the Series A Plan will not exceed .55% (annualized) of the average daily net asset value of the Portfolio's outstanding Series A Shares. Service Organizations may charge their clients additional fees for account services. Customers who are beneficial owners of Series A Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organizations. The NASD has adopted rules which generally limit the aggregate sales charges and payments under the Series A Plan with respect to the Portfolio to 7.25% of total new gross Series A Share sales, plus interest. The Fund would retain any deferred front-end sales charges collected and stop accruing payments under the Series A Plan if, to the extent, and for as long as, such limit would otherwise be exceeded. See "How to Purchase Shares--Purchases of Series A Shares" for a description of the front-end sales charge.

     Payments under the Series B Plan will not exceed .75% (annualized) of the average daily net asset value of the Portfolio's outstanding Series B Shares. Service Organizations may charge their clients additional fees for account services. Customers who are beneficial owners of Series B Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organizations. Under applicable NASD rules, the aggregate deferred sales charges and payments under the Series B Plan are generally limited with respect to the Portfolio to 6.25% of total new gross Series B Share sales, plus interest. The Fund would retain any deferred sales charges collected and stop accruing payments under the Series B Plan if, to the extent, and for as long as, such limit would otherwise be exceeded. See "How to Purchase Shares--Purchases of Series B Shares" for a description of the deferred sales charge.

     Payments under the Plans which are expenses of the Portfolio's Investor Shares are for distribution and/or other services rendered for or on behalf of the Investor Shares of the Portfolio. However, joint distribution financing with respect to Shares of the Portfolio (which financing may also involve other investment portfolios or companies that are affiliated persons of such a person, or affiliated persons of the Distributor) will be permitted in accordance with applicable regulations of the SEC if and when such regulations are adopted.

     If in any month the Distributor expends more monies than are immediately payable under the Plans because of the percentage limitations described above (or, due to any expense limitation imposed on the Portfolio, monies otherwise payable by the Portfolio to the Distributor under the Plans are rendered uncollectible), the unpaid expenditure may be "carried forward" from month to month until such time, if ever, as it may be paid. In addition, payments to Service Organizations (which may include the adviser and sub-advisers and their affiliates) are not tied directly to the Service Organizations' own out-of-pocket expenses and therefore may be used as they elect (for example, to defray their overhead expenses). See "Description of Shares."

SHAREHOLDER SERVICING
--------------------------------------------------------------------------------

     The Fund intends to enter into service agreements pursuant to which Service Organizations and sometimes the Distributor will render certain support services to their customers who are the beneficial owners of Series B Shares. Such services will be provided to customers who are the beneficial owners of Series B Shares and are intended to supplement the services provided by the Fund's Administrators and transfer agent. In consideration for payment of up to .25% (on an annualized basis) of the average daily net asset value of Series B Shares owned beneficially by their customers, Service Organizations and the Distributor may provide one or more of the following services to such customers: establishing and maintaining accounts and records relating to customers that invest in Series B Shares; processing dividend and distribution payments from the Fund on behalf of customers; arranging for bank wires; providing sub-accounting with respect to Series B Shares beneficially owned by customers or the information necessary for sub-accounting; forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; assisting in processing purchase, exchange and redemption requests from customers and in placing such orders with the Fund's service contractors; assisting customers in changing dividend options, account designations and addresses; providing customers with a service that invests the assets of their accounts in Series B Shares pursuant to specific or pre-authorized instructions; providing information periodically to customers showing their positions in Series B Shares and integrating such statements with those of other transactions and balances in customers' other accounts with the Service Organization; responding to customer inquiries relating to the services performed by the Service Organization or the Distributor; responding to customer inquiries concerning their investments in Series B Shares; and providing other similar shareholder liaison services. Fees relating to the Series B Service Plan are not paid to Service Organizations or the Distributor with respect to other classes of shares of the Portfolios ("Service Shares," "Series A Investor Shares" and "Institutional Shares"). See "Description of Shares." Customers who are beneficial owners of Series B Shares should read this Prospectus in light of the terms and fees governing their accounts with Service Organizations.

HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

GENERAL

     Shares in the Portfolio may be purchased through PNC Bank, PNC Bank Ohio, institutional investors and Authorized Dealers, or by completing and forwarding the application included in this Prospectus, through any one of them, to the Fund's transfer agent. Subsequent purchases of Shares may be effected through PNC Bank, PNC Bank Ohio, institutional investors and Authorized Dealers or by mailing a check or Federal Reserve Draft, payable to the order of "The PNC Fund" c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. The name of the Portfolio for which Shares are being purchased must also appear on the check or Federal Reserve Draft. Federal Reserve Drafts are available at national banks or any state bank which is a member of the Federal Reserve System. Initial investments in the Portfolio must be at least $500, except that such minimum investment requirement is: (i) $100 for employees of the Fund, the Fund's adviser, sub-advisers, Distributor or transfer agent or employees of any such service providers' affiliate; and (ii) $50 for investors purchasing Shares under the automatic investing program described in "Investor Programs--Automatic Investing." Subsequent investments must be at least $100. The Fund reserves the right to reject any purchase order. Certificates for Series A Shares will be issued only upon request. No certificates will be issued for Series B Shares.

     Investor Shares may be purchased on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") is open for business.

     Investor Shares are sold at the applicable offering price next computed after an order is received by the Fund's transfer agent. It is the responsibility of the Distributor, PNC Bank, PNC Bank Ohio, institutional investors and the Authorized Dealers to transmit orders received by them from investors to the Fund's transfer agent in a timely manner. Orders of less than $500 may be mailed by PNC Bank, PNC Bank Ohio, institutional investors and Authorized Dealers to the transfer agent. Orders received by the Fund's transfer agent after 4:00 p.m. are priced at the applicable offering price on the following Business Day.

ALTERNATIVE PURCHASE OPTIONS

     Purchases of Investor Shares of the Portfolio are subject to a sales charge. Purchases of Series A Shares are subject to a "front-end" sales charge deducted at the time of purchase. Series B Shares are subject to a deferred or "back-end" sales charge which is deducted upon their redemption. The deferred sales charge applicable to purchases of Series B Shares declines over time and is known as a "contingent deferred sales charge." Investors may elect to have the sales charge applicable to their purchase of Shares deducted at the time of purchase by purchasing Series A Shares. Alternatively, investors may elect to have the sales charge applicable to their purchase of Shares deducted upon their redemption by purchasing Series B Shares. INVESTORS WHO PURCHASE SHARES OF THE PORTFOLIO MUST SPECIFY AT THE TIME OF PURCHASE WHETHER THEY ARE PURCHASING SERIES A SHARES OR SERIES B SHARES.

     EXEMPTIONS FROM THE FRONT-END SALES CHARGE. The following persons associated with the Fund, the Distributor, the Fund's investment adviser, sub-advisers or transfer agent and affiliates of any of the above may buy Series A Shares without paying a sales charge to the extent permitted by such firms:
(a) officers, directors and partners (and their spouses and minor children); (b) full-time employees and retirees (and their spouses and minor children); (c) registered representatives of Authorized Dealers and of the Distributor; (d) spouses or children of any such persons; and (e) any trust, pension, profit-sharing or other benefit plan for any of the persons set forth in (a) through (d). The following persons may also buy Series A Shares without paying a sales charge: (a) persons investing through an authorized payroll deductions plan; (b) persons investing through an authorized investment plan for organizations which operate under Section 501(c)(3) of the Internal Revenue Code; and (c) registered investment advisers, trust companies and bank trust departments exercising discretionary investment authority with respect to amounts to be invested in a Portfolio, provided that the aggregate amount invested pursuant to this exemption equals at least $250,000. INVESTORS WHO QUALIFY FOR ANY EXEMPTION FROM THE SALES CHARGE ORDINARILY PAYABLE WITH RESPECT TO PURCHASES OF INVESTOR SHARES MUST PURCHASE SERIES A SHARES.

CHOOSING BETWEEN SERIES A SHARES AND SERIES B SHARES

     Investors should understand the differences between Series A Shares and Series B Shares before purchasing Shares of the Portfolio.

     SERIES A SHARES. Series A Shares are sold at the net asset value for Series A Shares of the Portfolio plus the applicable front-end sales charge. This front-end sales charge may be reduced or waived in some cases. See "How to Purchase Shares--Exemptions from the Sales Charge" and "How to Purchase Shares--Purchases of Series A Shares." Series A Shares bear the expense of payments under the Distribution and Service Plan at an annual rate not to exceed
 .55% of the average daily net asset value of the Portfolio's outstanding Series A Investor Shares. See "Distribution of Shares."

     SERIES B SHARES. Series B Shares are sold at the net asset value for Series B Shares of the Portfolio. A deferred sales charge is deducted if Series B Shares are redeemed within six years of purchase. The deferred sales charge deducted upon the redemption of Series B Shares decreases over time. See "How to Purchase Shares--Purchases of Series B Shares." Series B Shares bear the expense of payments under the Series B Distribution Plan at an annual rate not to exceed
 .75% of the average daily net asset value of the Portfolio's outstanding Series B Investor Shares. See "Distribution of Shares." Series B Shares also bear the expense of the Series B Service Plan at an annual rate not to exceed .25% of the Portfolio's outstanding Series B Shares. See "Shareholder Servicing." If payments under the Distribution and Service Plan for Series A Shares and payments under the Series B Distribution and Series B Service Plans are made at the maximum rates, then Series B Shares of the Portfolio will have higher operating expenses and will pay lower dividends than Series A Shares of the same Portfolio.

     Six years after the date of purchase, Series B Shares will automatically convert to Series A Shares. The purpose of the conversion is to relieve the holders of Series B Shares of the higher operating expenses charged to Series B Shares. The conversion from Series B Shares to Series A Shares will take place at the net asset value of each class of Shares at the time of the conversion. Upon such conversion, an investor would hold Series A Shares subject to the operating expenses for Series A Shares discussed above. Upon each conversion of Series B Shares that were not acquired through reinvestment of dividends or distributions, a proportionate amount of Series B Shares that were acquired through reinvestment of dividends or distributions will likewise automatically convert to Series A Shares.

     FACTORS TO CONSIDER IN CHOOSING BETWEEN SERIES A SHARES AND SERIES B SHARES. Before deciding between Series A Shares and Series B Shares of the Portfolio, an investor should carefully consider the amount and intended length of his investment in Investor Shares. Specifically, an investor should consider whether the accumulated distribution and servicing fees and the deferred sales charge applicable to Series B Shares would be less than the front-end sales charge and accumulated distribution fees applicable to Series A Shares purchased at the same time and held for the same period, and the extent to which the difference between those amounts would be offset by the higher returns associated with Series A Shares. Because the operating expenses of Series B Shares are greater than those of Series A Shares in the same Portfolio, the dividends on Series A Shares will be higher than the dividends on Series B Shares. However, since a front-end sales charge is deducted at the time of purchase of Series A Shares, not all of the purchase amount will purchase Series A Shares. Consequently, the same initial investment will purchase more Series B Shares than Series A Shares of the same Portfolio.

     Because of reductions in the front-end sales charge for purchases of Series A Shares aggregating $50,000 or more, it may be advantageous for investors purchasing large quantities of Investor Shares to purchase Series A Shares. In any event, the Fund will not accept any purchase order for $1 million or more of Series B Shares. In addition, because the accumulated higher operating expenses of Series B Shares may eventually exceed the amount of the front-end sales charge and distribution fees associated with Series A Shares, investors who intend to hold their Investor Shares for an extended period of time should consider purchasing Series A Shares.

     Investors who would not qualify for a reduction in the front-end sales charge for purchases of Series A Shares may decide that it is more advantageous to have the entire purchase amount invested immediately in Series B Shares notwithstanding the higher operating expenses associated with Series B Shares. These higher operating expenses may be offset by any return an investor receives from the additional Investor Shares received as a result of not having to pay a front-end sales charge. However, investors should understand that the Portfolio's future return cannot be predicted, and that there is no assurance that such return, if any, would compensate for the higher operating expenses associated with Series B Shares.

PURCHASES OF SERIES A SHARES

     Series A Investor Shares are sold at their public offering price (i.e., net asset value of the Series A Shares plus the applicable front-end sales charge) next computed after a purchase order is received by the Fund's transfer agent. The following table shows sales charges at various investment levels. Sales charges are reduced on a graduated scale on single purchases of $50,000 or more. During special promotions, the entire sales charge may be reallowed to dealers. In addition, certain dealers who enter into an agreement to provide extra training and information on products, or marketing and related services, and who increase sales of Shares may also receive additional payments from the Distributor. Dealers who receive 90% or more of the sales charge may be deemed to be "underwriters" under the 1933 Act.

                                                                                                REALLOWANCE OR
                                                                                                PLACEMENT FEES
                                                                                                  TO DEALERS
                                                        SALES CHARGE         SALES CHARGE          (AS % OF
               AMOUNT OF TRANSACTION                  AS PERCENTAGE OF     AS PERCENTAGE OF        OFFERING
                 AT OFFERING PRICE                     OFFERING PRICE      NET ASSET VALUE          PRICE)
---------------------------------------------------   ----------------     ----------------     --------------
Less than $50,000..................................         4.50%                4.71%               4.00%
$50,000 but less than $75,000......................         3.50                 3.63                3.00
$75,000 but less than $100,000.....................         3.00                 3.09                2.50
$100,000 but less than $250,000....................         2.50                 2.56                2.00
$250,000 but less than $500,000....................         1.50                 1.52                1.25
$500,000 but less than $1,000,000..................         1.00                 1.01                0.75
$1,000,000 but less than $2,000,000................         0.00                 0.00                0.50*
$2,000,000 and over................................         0.00                 0.00                0.25*

---------------

* Placement fees the Distributor may pay to dealers, provided the aggregate of such fees (including placement fees described below payable to dealers in connection with investments of redemption proceeds from other investment companies) does not exceed the aggregate amount of front-end sales charges, net of dealer reallowances, on Fund shares subject to a front-end sales charge. Dealers must refund a pro-rata portion of such fee if the Series A Shares are redeemed within six months.

     The foregoing schedule of sales charges applies to purchases made at any one time by the following: (a) any individual; (b) any individual, his or her spouse, and their children under the age of 21; (c) a trustee or fiduciary of a single trust estate or single fiduciary account; or (d) any organized group which has been in existence for more than six months, provided that it is not organized for the purpose of buying redeemable securities of a registered investment company, and provided that the purchase is made through a central administrator, or through a single dealer, or by other means which result in economy of sales effort or expense. An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker/dealer or clients of an investment adviser. Purchases made by an organized group may include, for example, a trustee or other fiduciary purchasing for a single fiduciary account or other employee benefit plan purchases made through a payroll deduction plan.

     The sales charge (as a percentage of the offering price) payable by qualified employee benefit plans ("Qualified Plans") having at least 20 employees eligible to participate on purchases of Series A Investor Shares of the Portfolio aggregating less than $500,000 will be 1.00%. The above schedule will apply to purchases by those Qualified Plans of Series A Investor Shares of the Portfolio aggregating $500,000 and above. The effect of this policy is to make the sales load 1.00% for purchases by such Qualified Plans of Series A Investor Shares of the Portfolio aggregating less than $1,000,000, while no sales charge applies to purchases aggregating $1,000,000 and above. The sales charge payable by Qualified Plans having less than 20 employees eligible to participate on purchases of Series A Investor Shares of the Portfolio aggregating less than $100,000 will be 2.50%. The above schedule will apply to purchases by such Qualified Plans of Series A Investor Shares aggregating $100,000 and above. The effect of this policy is to make the maximum sales load 2.50% for purchases of Series A Investor Shares of the Portfolio by Qualified Plans with less than 20 employees eligible to participate. Such Qualified Plans may take advantage of the lower sales charges set forth in the above schedule by purchasing Series A Investor Shares of the Portfolio aggregating $250,000 and above.

REDUCING THE FRONT-END SALES CHARGE

     The foregoing schedule applies to single purchases, concurrent purchases of shares of two or more of the Fund's portfolios offered with a front-end sales charge, and to purchases made pursuant to the Right of Accumulation or under a Letter of Intent, which are described below.

     RIGHT OF ACCUMULATION. Under the Right of Accumulation, the current value of an investor's existing Series A Shares in any of the Fund's portfolios subject to a front-end sales charge may be combined with the amount of the investor's current purchase in determining the front-end sales charge. IN ORDER TO RECEIVE THE CUMULATIVE QUANTITY REDUCTION, PREVIOUS PURCHASES OF SERIES A SHARES MUST BE CALLED TO THE ATTENTION OF THE FUND'S TRANSFER AGENT BY THE INVESTOR AT THE TIME OF THE CURRENT PURCHASE.

     REINVESTMENT PRIVILEGE. An investor may also purchase Series A Shares of a Portfolio at net asset value, without a sales charge, if the investor has redeemed his Series A Shares in that Portfolio within the previous 45 days. The amount which may be so reinvested is limited to the amount of the redemption proceeds. If the investor has realized a gain on the redemption, the transaction is taxable and reinvestment will not alter any taxes payable. If there has been a loss on the redemption and a subsequent reinvestment pursuant to this privilege, some or all of the loss may not be allowed as a tax deduction depending upon the amount reinvested, although amounts disallowed are, for tax purposes, added to the cost of the Series A Shares acquired upon the reinvestment. The reinvestment privilege may be exercised only once.

     INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Series A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of any other investment company which were sold with a sales charge or commission. (This does not include shares of an affiliated mutual fund which were or would be subject to a contingent deferred sales charge upon redemption.) Such purchases must be made within 60 days of the redemption, and the Fund must be notified by the investor in writing, or by his financial institution, at the time the purchase of Series A Shares is made. The Distributor will offer to pay dealers a placement fee of
 .25% of the net asset value of Series A Shares purchased by their clients or customers in this manner, provided the aggregate of such fees (including placement fees described above payable to dealers in connection with purchases of Series A Shares aggregating $1 million or more) does not exceed the aggregate amount of sales charges, net of dealer reallowances, on Series A Shares subject to a sales charge. Dealers must refund a pro-rata portion of such fee if the Series A Shares are redeemed within six months.

     LETTER OF INTENT. An investor may qualify for a reduced sales charge immediately by signing a nonbinding Letter of Intent stating the investor's intention to invest during the next 13 months a specified amount in Series A Shares which, if made at one time, would qualify for a reduced sales charge. The Letter of Intent may be signed at any time within 90 days after the first investment to be included in the Letter of Intent. The initial investment must meet the minimum initial investment requirement and represent at least 5% of the total intended investment. THE INVESTOR MUST INSTRUCT THE TRANSFER AGENT UPON MAKING SUBSEQUENT PURCHASES THAT SUCH PURCHASES ARE SUBJECT TO A LETTER OF INTENT. All dividends and capital gains of a Portfolio that are invested in additional Series A Shares of the same Portfolio are applied to the Letter of Intent.

     During the term of a Letter of Intent, the Fund's transfer agent will hold Series A Shares representing 5% of the indicated amount in escrow for payment of a higher sales load if the full amount indicated in the Letter of Intent is not purchased. These Series A Shares held in escrow will be registered in the shareholder's name and will continue to earn any dividends and capital gains paid by a Portfolio. The escrowed Series A Shares will be released when the full amount indicated has been purchased. Any redemptions made during the 13-month period will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed.

     If the full amount indicated is not purchased within the 13-month period, the investor will be required to pay an amount equal to the difference between the sales charge actually paid and the sales charge the investor would have had to pay on his or her aggregate purchases if the total of such purchases had been made at a single time. If remittance is not received within 20 days of the expiration of the 13-month period, PFPC, as attorney-in-fact, pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Series A Shares held in escrow to realize the difference.

PURCHASES OF SERIES B SHARES

     Series B Investor Shares are sold at their net asset value next computed after a purchase order is received by the Fund's transfer agent. Although investors pay no front-end sales charge on purchases of Series B Shares, Series B Shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within six years of purchase. Service Organizations and other broker/dealers will receive commissions from the Distributor in connection with sales of Series B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Series A Shares. The deferred sales charge on Series B Shares is based on the lesser of the net asset value of the Series B Shares on the redemption date or the original cost of the Series B Shares being redeemed. As a result, no sales charge is charged on any increase in the principal value of an investor's Series B Shares.

     The amount of any contingent deferred sales charge an investor must pay on Series B Shares depends on the number of years that elapse between the purchase date and the date such Series B Shares are redeemed.

                                                                               CONTINGENT DEFERRED
                                                                               SALES CHARGE (AS A
                             NUMBER OF YEARS                               PERCENTAGE OF DOLLAR AMOUNT
                         ELAPSED SINCE PURCHASE                              SUBJECT TO THE CHARGE)
-------------------------------------------------------------------------  ---------------------------
Less than one............................................................               5.0%
More than one, but less than two.........................................               4.0%
More than two, but less than three.......................................               3.0%
More than three, but less than four......................................               3.0%
More than four, but less than five.......................................               2.0%
More than five, but less than six........................................               1.0%
After six years..........................................................              None

     When an investor redeems his Series B Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Series B Shares are redeemed first from those Series B Shares that are not subject to the deferred sales load (i.e., Series B Shares that were acquired through reinvestment of dividends or distributions) and after that from the Series B Shares that have been held the longest.

     EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. The contingent deferred sales charge on Series B Shares is not charged in connection with: (1) exchanges described in "Investor Programs--Exchange Privilege;" (2) redemptions made in connection with minimum required distributions from IRA, 403(b)(7) and Qualified Plan accounts due to the shareholder reaching age 70 1/2; (3) redemptions in connection with a shareholder's death or disability (as defined in the Internal Revenue Code) subsequent to the purchase of Series B Shares; and
(4) involuntary redemptions of Series B Shares in accounts with low balances as described in "How to Redeem Shares--Accounts With Low Balances." In addition, no contingent deferred sales charge is charged on Series B Shares acquired through the reinvestment of dividends or distributions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

REDEMPTION

     Shareholders may redeem for cash some or all of their Shares of the Portfolio at any time. To do so, a written request in proper form must be sent directly to The PNC Fund c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Except for the contingent deferred sales charge that may be charged with respect to Series B Shares, there is no charge for a redemption. Shareholders may also place redemption requests through an Authorized Dealer, but the Authorized Dealer might charge a fee for this service.

     WHEN REDEEMING INVESTOR SHARES IN THE PORTFOLIO, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING SERIES A SHARES OR SERIES B SHARES. In the event a redeeming shareholder owns both Series A Shares and Series B Shares in the same Portfolio, the Series A Shares will be redeemed first unless the shareholder indicates otherwise.

     Except as noted below, a request for redemption must be signed by all persons in whose names the Shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption would exceed $25,000, or if the proceeds are not to be paid to the record owner at the record address, or if the shareholder is a corporation, partnership, trust or fiduciary, signature(s) must be guaranteed by any eligible guarantor institution as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions generally include banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

     Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding Series A Share certificates, the certificates for the Series A Shares being redeemed must accompany the redemption request. Additional documentary evidence of authority is required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator.

EXPEDITED REDEMPTIONS

     If a shareholder has given authorization for expedited redemption, Shares can be redeemed by telephone and the proceeds sent by check to the shareholder or by Federal wire transfer to a single previously designated bank account. Once authorization is on file, PFPC will honor requests by any person by telephone at
(800) 441-7762 (in Delaware call collect (302) 791-1194) or other means. The minimum amount that may be sent by check is $500, while the minimum amount that may be wired is $10,000. The Fund reserves the right to change these minimums or to terminate these redemption privileges. If the proceeds of a redemption would exceed $25,000, the redemption request must be in writing and will be subject to the signature guarantee requirement described above in "How to Redeem Shares-- Redemption." This privilege may not be used to redeem Series A Shares in certificated form.

     During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If a shareholder is unable to contact the transfer agent by telephone, the shareholder may also deliver the redemption request to the transfer agent by mail at PFPC Inc., P.O. Box 8907, Wilmington, DE 19899-8907.

     The Fund is not responsible for the efficiency of the Federal wire system or the shareholder's firm or bank. The Fund does not currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder's bank. To change the name of the single designated bank account to receive wire redemption proceeds, it is necessary to send a written request (with a guaranteed signature as described under "How to Redeem Shares-- Redemption") to The PNC Fund c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907.

     The Fund reserves the right to refuse a telephone redemption if it believes it advisable to do so. The Fund, the Administrators and the Distributor will not be liable for any loss, liability, cost or expense for acting upon telephone instructions reasonably believed to be genuine. See "Investor Programs--Exchange Privilege" for a description of the Fund's policy on telephone instructions. For further information, see "How to Redeem Shares--Payment of Redemption Proceeds."

ACCOUNTS WITH LOW BALANCES

     The Fund reserves the right to redeem a shareholder's account in any Portfolio at any time the net asset value of the account in such Portfolio falls below the minimum initial investment requirement amount as the result of a redemption or an exchange request. A shareholder will be notified in writing that the value of the shareholder's account in a Portfolio is less than the required amount and will be allowed 30 days to make additional investments before the redemption is processed.

PAYMENT OF REDEMPTION PROCEEDS

     The redemption price for Series A and Series B Shares of the Portfolio is the net asset value per share of the Series A and Series B Shares, respectively, of the Portfolio next determined after the request for redemption is received in proper form by The PNC Fund c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Proceeds from the redemption of Series B Shares will be reduced by the amount of any applicable contingent deferred sales charge. Payment for Shares redeemed is made by check mailed within seven days after acceptance by PFPC of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. If the Shares to be redeemed have been recently purchased by check, the Fund's transfer agent may delay the payment of redemption proceeds, which may be a period of up to 15 days after the purchase date, pending a determination that the check has cleared.

INVESTOR PROGRAMS
--------------------------------------------------------------------------------

EXCHANGE PRIVILEGE

     After appropriate authorization, a shareholder may exchange, without a sales charge, Series A Investor Shares and Series B Investor Shares of the Portfolio for Series A Investor Shares and Series B Investor Shares, respectively, of any other investment portfolio of the Fund at the net asset value of each class of shares next determined after the transfer agent's receipt of a request for an exchange. Series B Shares are exchangeable without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of Series B Shares, the holding period of the Series B Shares originally held will be added to the holding period of the Series B Shares acquired through the exchange. Series B Shares are exchangeable for Series B Investor Shares in the Fund's Money Market Portfolio, but are not exchangeable for shares in the Fund's other money market investment portfolios. No exchange fee is imposed by the Fund. The public offering of Series B Investor Shares in certain investment portfolios of the Fund may not commence on the date of this

Prospectus. Prospectuses for the other portfolios of the Fund and information on the availability of Series B Investor Shares of such portfolios can be obtained by calling the Fund's Distributor at (800) 422-6538.

     A shareholder wishing to make an exchange may do so by sending a written request to PFPC at the address given above in "How to Purchase Shares--General." Shareholders are automatically provided with telephone exchange privileges when opening an account, unless they indicate on the Application that they do not wish to use this privilege. Shareholders holding share certificates are not eligible to exchange Series A Shares by phone because share certificates must accompany all exchange requests. To add this feature to an existing account that previously did not provide for this option, a Telephone Exchange Authorization Form must be filed with PFPC. This form is available from PFPC. Once this election has been made, the shareholder may simply contact PFPC by telephone at
(800) 441-7762 (in Delaware call collect (302) 791-1194) to request the exchange. During periods of substantial economic or market change, telephone exchanges may be difficult to complete and shareholders may have to submit exchange requests to PFPC in writing.

     If the exchanging shareholder does not currently own shares of the investment portfolio whose shares are being acquired, a new account will be established with the same registration, dividend and capital gain options and Authorized Dealer of record as the account from which shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed by an eligible guarantor institution as defined above. In order to participate in the automatic investment program or establish a systematic withdrawal plan for the new account, however, an exchanging shareholder must file a specific written request. The exchange privilege may be modified or terminated at any time, or from time to time, by the Fund on 60 days' notice to affected Portfolio shareholders. THE FUND, THE ADMINISTRATORS AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, THE FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION (SUCH AS THE NAME IN WHICH AN ACCOUNT IS REGISTERED, THE ACCOUNT NUMBER, RECENT TRANSACTIONS IN THE ACCOUNT, AND THE ACCOUNT HOLDER'S SOCIAL SECURITY NUMBER, ADDRESS AND/OR
BANK).

     In establishing a new account by exchange, the dollar value of shares acquired must equal or exceed the investment portfolio's minimum for a new account; if making an exchange to an existing account, the dollar value must equal or exceed the Fund's minimum for subsequent investments. If any amount remains in the investment portfolio from which the exchange is being made, such amount must not drop below the minimum account value required by the Fund.

AUTOMATIC INVESTING

     Investments in Shares may be made automatically by authorizing the Fund's transfer agent to withdraw funds from your bank account. An initial minimum investment of $50 per Portfolio, and subsequent investments of at least $50, are required. Investors desiring to participate in the automatic investing program should call PFPC at (800) 441-7762 (in Delaware call collect (302) 791-1194) to obtain the appropriate forms.

RETIREMENT PLANS

     Portfolio Shares may be purchased in conjunction with individual retirement accounts ("IRAs") and rollover IRAs where PNC Bank or any of its affiliates acts as custodian. For further information as to applications and annual fees, contact the Distributor or an Authorized Dealer. To determine whether the benefits of an IRA are available and/or appropriate, a shareholder should consult with a tax adviser.

SYSTEMATIC WITHDRAWAL PLAN

     If your account in the Portfolio has a value of at least $10,000, you may establish a Systematic Withdrawal Plan with respect to the Portfolio and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to The PNC Fund c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907. Shareholders holding Series A Share certificates are not eligible to establish a Systematic Withdrawal Plan because Series A Share certificates must accompany all withdrawal requests. Each withdrawal redemption may, at the shareholder's election, be processed either monthly, every other month, quarterly, three times a year, semi-annually or annually on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) THE AMOUNT OF REGULAR PERIODIC PAYMENTS SPECIFIED BY HOLDERS OF SERIES B SHARES PURSUANT TO A SYSTEMATIC WITHDRAWAL PLAN WILL BE REDUCED BY ANY APPLICABLE DEFERRED SALES CHARGE. The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional Shares at net asset value. To provide funds for payment, Shares of the Portfolio involved will be redeemed in such amount as is necessary to make the payment. Redemption of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for Federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

     The maintenance of a Systematic Withdrawal Plan for the Portfolio concurrently with purchases of additional Shares of the Portfolio may be disadvantageous because of the sales commission involved in the additional purchases. You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the Systematic Withdrawal Plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under Automatic Investing. THE MAINTENANCE OF A SYSTEMATIC WITHDRAWAL PLAN MAY ALSO BE DISADVANTAGEOUS FOR HOLDERS OF SERIES B SHARES DUE TO THE EFFECT OF THE CONTINGENT DEFERRED SALES CHARGE. You will receive a confirmation of each transaction showing the sources of the payment and the Share and cash balance remaining in your Systematic Withdrawal Plan. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund with respect to the applicable Portfolio and it will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to PFPC at least seven business days prior to the end of the month preceding a scheduled payment.

NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset value for each Series A Share and each Series B Share for the Portfolio is calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by adding the value of all its shares in the Master Portfolio and other assets allocable to its Series A and Series B Shares, respectively, subtracting the liabilities allocable to its Series A and Series B Shares, respectively, and dividing by the respective total number of Series A and Series B Shares outstanding. The net asset values per Share of the Portfolio are determined independently of the Portfolio's other classes and independently of the Fund's other portfolios. Because the operating expenses of Series B Shares are higher than those associated with Series A Shares, the net asset value per Series A Share of the Portfolio will generally be higher than the net asset value per Series B Share of the same Portfolio.

     The net asset value per share of the Master Portfolio is calculated as of the close of the NYSE by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the Master

Portfolio. Securities held by the Master Portfolio which are listed on the securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair market value in accordance with procedures adopted by the Trust's Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. For dividend purposes, the Portfolio's investment income available for distribution to holders of Investor Shares is reduced by accrued expenses directly attributable to it and the general expenses of the Fund prorated to the Portfolio on the basis of its relative net assets. The Portfolio's net investment income available for distribution to the holders of Series A Shares and Series B Shares will be reduced by the amount of other expenses allocated to such respective series of that Portfolio's Investor Shares, including: i) fees payable under the Fund's Distribution and Service Plan in the case of the Series A Shares; and ii) fees payable under the Series B Distribution Plan and the Series B Service Plan in the case of the Series B Shares. All distributions are reinvested at net asset value in the form of additional full and fractional Investor Shares of the same series of the Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The net investment income of the Portfolio is declared quarterly as a dividend to investors who are Shareholders of the Portfolio at the close of business on the day of declaration. All such dividends are paid within ten days after the end of each quarter. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.

     The Portfolio seeks its investment objective by investing all of its investable assets in Master Portfolio. The Portfolio is allocated its pro rata share of the ordinary income and deductions of the Master Portfolio. This net income, less the Portfolio's expenses incurred in operations, is the Portfolio's net investment income from which dividends are distributed as described above. The Master Portfolio also allocates to Portfolio its pro rata share of capital gains, if any, realized by Master Portfolio. Any realized net capital gains of the Portfolio will be distributed as described above.

TAXES
--------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation.

     The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it generally will be relieved of Federal income or excise tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital), regardless of whether such distributions are paid in cash or reinvested in additional Shares.

     The Master Portfolio intends to qualify for taxation as a partnership for Federal income tax purposes. As such, the Master Portfolio is not subject to tax and the Portfolio will be treated for Federal income tax purposes as recognizing its pro rata portion of the Master Portfolio's income and deductions, and owning its pro rata share of the Master Portfolio's assets. The Portfolio's status as a regulated investment company is dependent on, among other things, the Master Portfolio's continued classification as a partnership for Federal income tax purposes.

     Distributions paid out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his Shares and whether such gain was reflected in the price paid for the Shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during January of the following year.

     An investor considering buying shares of the Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to him.

     A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Portfolio Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange. Generally, a shareholder may include sales charges incurred upon the purchase of Portfolio Shares in his tax basis for such Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such Shares. However, if the shareholder effects an exchange of such Shares for Shares of another Portfolio within 90 days of the purchase and is able to reduce the sales charges applicable to the new Shares (by virtue of the Fund's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged Shares but may be included (subject to the same limitation) in the tax basis of the new Shares.

     Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Fund. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the Federal income tax consequences described above. Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment and should consult their tax advisers.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of 134 classes (29 classes of Institutional Shares, 21 classes of Series B Investor Shares and 28 classes each of Service Shares, Series A Investor Shares and Series C Investor Shares) representing interests in the Fund's investment portfolios. Service Shares, Institutional Shares and Series C Investor Shares in the Portfolio have different expenses than the Series A Investor Shares and Series B Investor Shares offered under this Prospectus, which may affect performance. Call the Distributor at (800) 998-7633 for information on those other classes of shares in the Portfolio which are offered under separate Prospectuses. This Prospectus describes the Index Equity Portfolio, which is classified as a diversified company under the 1940 Act. The Index Equity Portfolio was established with only one class of shares. The original class of shares was available to all investors until the subsequent establishment of multiple classes in the Portfolio. In addition, the Board of Trustees has authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Fund. For information regarding these other portfolios, contact the Distributor by phone at (800) 998-7633 or at the address listed in "Distribution of Shares."

     Each share of an investment portfolio has a par value of $.001, represents an equal proportionate interest in the particular portfolio and is entitled to such dividends and distributions earned on such portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or investment portfolio. Under the law of Massachusetts, the Fund's state of organization, and the Fund's Declaration of Trust and Code of Regulations, the Fund is not required and does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

     On             , 1995, PNC Bank held of record approximately 80% of the
Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

     THIS PROSPECTUS AND THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE RELATE PRIMARILY TO THE FUND'S INVESTOR SHARES AND DESCRIBE ONLY THE INVESTMENT OBJECTIVES, POLICIES, OPERATIONS, CONTRACTS AND OTHER MATTERS PERTAINING TO THE INVESTOR SHARES.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders will receive unaudited semi-annual financial statements and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund c/o PFPC, P.O. Box 8907, Wilmington, Delaware 19899-8907, toll-free (800) 422-6538.

PERFORMANCE INFORMATION

     From time to time, total return data for Series A Shares and Series B Shares of the Portfolio may be quoted in advertisements or in communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Shares of the Portfolio over the measuring period. This method of calculating total return assumes that dividends and capital gain distributions made by the Portfolio during the period relating to Shares are reinvested in Shares of the same series, and also reflects the maximum sales load charged by the Portfolio. When, however, a Portfolio compares the total return of Shares to that of other funds or relevant indexes, such total return may also be computed without reflecting the sales load so long as the sales load is stated separately in connection with the comparison.

     Performance data of Shares of the Portfolio may be compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. In addition, certain indexes may be used to illustrate historic performance of select asset classes. For example, the total return and/or yield of Shares of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the S&P 500 Index, EAFE, the Dow Jones Industrial Average, the Dimensional Fund Advisor's Small Cap Index, the Shearson Lehman GMNA Index, the Shearson

Lehman Index of Baa-rated Corporate Bonds, the T-Bill Index, the "stocks, bonds and inflation Index" published annually by Ibbotson Associates, the Lipper International Fund Index, the Shearson Lehman Hutton Government Corporate Bond Index and the Financial Times World Stock Index. Performance information may also include evaluations of the Portfolio and its Shares published by nationally recognized ranking services and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

     In addition to providing performance information that demonstrates the actual yield or returns of Series A and Series B Shares of the Portfolio over a particular period of time, the Portfolio may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan or the impact of tax-deferred investing.

     Performance quotations of Shares of the Portfolio represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in Shares of the Portfolio will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Shares of the Portfolio cannot necessarily be used to compare an investment in such Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the Master Portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Service Organizations directly to their customer accounts in connection with investments in Shares will not be included in the Portfolio's calculations of yield and total return.

                                *      *      *

=====================================================

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE INDEX EQUITY PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S CORPORATION. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------

                               TABLE OF CONTENTS

                                                  Page
                                                  ----
Introduction.....................................   2
Financial Highlights.............................   5
Investment Policies..............................   7
Investment Limitations...........................   8
Management.......................................  11
Distribution of Shares...........................  13
Shareholder Servicing............................  14
How to Purchase Shares...........................  15
How to Redeem Shares.............................  21
Investor Programs................................  22
Net Asset Value..................................  24
Dividends and Distributions......................  25
Taxes............................................  25
Description of Shares............................  26
Other Information................................  27

CO-ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

CO-ADMINISTRATOR
Provident Distributors, Inc.
Radnor, Pennsylvania

DISTRIBUTOR
Provident Distributors, Inc.
Radnor, Pennsylvania

COUNSEL
Drinker Biddle & Reath
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
Philadelphia, Pennsylvania

PNCR-P-003
=====================================================

=====================================================

                                    [A R T]

                                THE PNC(R) FUND

                                THE INDEX EQUITY
                                   PORTFOLIO
                                 INVESTOR CLASS
PROSPECTUS

INDEX
EQUITY PORTFOLIO
-----------------------------------------------------
DECEMBER    , 1995
=====================================================

                               THE PNC(R) FUND
             (Institutional Shares of the Index Equity Portfolio)
                            Cross Reference Sheet

FORM N-1A ITEM                                         LOCATION
--------------                                         --------
    PART A                                             PROSPECTUS

1.  Cover page . . . . . . . . . . . . . . . . . .     Cover Page

2.  Synopsis . . . . . . . . . . . . . . . . . . .     Expense Table

3.  Condensed Financial Information. . . . . . . .     Financial Highlights

4.  General Description of Registrant. . . . . . .     Cover Page; Investment
                                                             Policies;
                                                             Description of
                                                             Shares

5.  Management of the Fund . . . . . . . . . . . .     Management

6.  Capital Stock and Other Securities . . . . . .     Cover Page; Dividends
                                                             and Distributions;
                                                             Description of
                                                             Shares

7.   Purchase of Securities Being Offered. . . . .     Purchase and Redemption
                                                             of Shares and Net
                                                             Asset Value

8.   Redemption or Repurchase. . . . . . . . . . .     Purchase and Redemption
                                                             of Shares -
                                                             Redemption of
                                                             Shares

9.   Legal Proceedings . . . . . . . . . . . . . .     Inapplicable

                           THE INDEX EQUITY PORTFOLIO
                              INSTITUTIONAL CLASS

     The PNC(R) Fund (the "Fund") consists of twenty-six investment portfolios. This Prospectus relates to shares ("Institutional Shares" or "Shares") representing interests in the Index Equity Portfolio (the "Portfolio") with an investment objective which seeks to duplicate the capital performance and dividend income of the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500 Index").

     THE PORTFOLIO, UNLIKE MANY OTHER INVESTMENT COMPANIES WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIO OF SECURITIES, SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING ALL OF ITS INVESTABLE ASSETS IN A SERIES OF SHARES (THE "MASTER PORTFOLIO") OF AN OPEN-END MANAGEMENT INVESTMENT COMPANY, THE DFA INVESTMENT TRUST COMPANY. THE MASTER PORTFOLIO HAS SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE, POLICIES AND LIMITATIONS AS THE PORTFOLIO. THE PORTFOLIO WILL PURCHASE SHARES OF THE MASTER PORTFOLIO AT NET ASSET VALUE. THE NET ASSET VALUE OF THE PORTFOLIO WILL RESPOND TO INCREASES AND DECREASES IN THE VALUE OF THE MASTER PORTFOLIO'S SECURITIES AND TO THE EXPENSES OF THE MASTER PORTFOLIO ALLOCABLE TO AND THE EXPENSES OF THE PORTFOLIO. INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION, SEE "INVESTMENT POLICIES--MASTER/FEEDER STRUCTURE."

     Institutional Shares of the Portfolio ("Shares") are sold at net asset value to institutional investors ("Institutions").

     This Prospectus contains information that a prospective investor needs to know before investing. Please keep it for future reference. A Statement of
Additional Information currently dated December    , 1995 has been filed with
the Securities and Exchange Commission (the "SEC"). The current Statement of Additional Information may be obtained free of charge from the Fund by calling
(800) 422-6538. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus.
--------------------------------------------------------------------------------

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, PNC BANK, NATIONAL ASSOCIATION OR ANY OTHER BANK AND SHARES ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENTS IN SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------
PROSPECTUS                                                    December    , 1995

INTRODUCTION
--------------------------------------------------------------------------------

     The Fund is an open-end management investment company which has registered shares in 26 investment portfolios, one of which is included in this Prospectus.

THE ADVISER

     Dimensional Fund Advisors Inc. (the "Adviser") serves as investment adviser to the Master Portfolio.

THE ADMINISTRATORS

     PFPC Inc. ("PFPC") and Provident Distributors, Inc. ("PDI") serve as the Fund's administrators (collectively, the "Administrators").

THE DISTRIBUTOR

     Provident Distributors, Inc. (the "Distributor") serves as the Fund's distributor.

                                 EXPENSE TABLE

     Annual Fund operating expenses include the expenses of the Portfolio and the expenses of the Master Portfolio which are allocable to the Portfolio. Below is a summary of the estimated operating expenses of the Portfolio (including the operating expenses of the Master Portfolio which are allocable to the Portfolio) for the current fiscal year.

ANNUAL FUND OPERATING EXPENSES FOR INSTITUTIONAL SHARES OF THE INDEX EQUITY PORTFOLIO AFTER FEE WAIVERS AS A PERCENTAGE OF DAILY NET ASSETS

Advisory fees of the Master Portfolio..................................................      .025%
Operating expenses of the Master Portfolio.............................................          %
Other operating expenses of the Portfolio..............................................        --
                                                                                             ----
  Administration fees(1)...............................................................  --
  Other expenses(1).................................................................... .11
                                                                                        ---
Total fund operating expenses..........................................................       .18%
                                                                                             ====


------------------
(1) Administration fees are net of waivers of --% for the Portfolio. The Administrators are under no obligation to waive or continue waiving such fees, but have informed the Fund that they expect to waive or continue waiving such fees as necessary to maintain the Portfolio's total operating expenses during the current fiscal year at the levels set forth in the table. The expenses noted above under "Other expenses" are estimated based on the level of such expenses for the Fund's most recent fiscal year.

EXAMPLE

     An investor in Institutional Shares would pay the following expenses on a $1,000 investment in Shares of the Portfolio, assuming (1) 5% annual return, and
(2) redemption at the end of each time period:

                                                      ONE YEAR     THREE YEARS     FIVE YEARS     TEN YEARS
                                                      --------     -----------     ----------     ---------
Index Equity Portfolio............................       $2            $6             $10            $23

     The foregoing Expense Table and Example are intended to assist investors in understanding the Portfolio's estimated operating expenses and the Portfolio's pro rata share of the Master Portfolio's advisory fees and operating expenses. Investors bear these expenses either directly or indirectly. The information in the table for the Index Equity Portfolio is based on the advisory fees, administration fees and other expenses payable after fee waivers with respect to the Portfolio for the fiscal year ended September 30, 1994, as restated to reflect the elimination of direct advisory fees, revised administration fee waivers and the addition of the Portfolio's pro rata share of the Master Portfolio's advisory fees and other operating expenses. [Total operating expenses would have been --% for Institutional Shares in the Index Equity Portfolio, without such fee waivers.] See Footnote 1 to the Expense Table, "Financial Highlights--Background," "Management," "Distribution of Shares," "How to Purchase Shares" and "Description of Shares" for a further description of shareholder transaction expenses, the Fund's operating expenses and the operating expenses of the Master Portfolio.

THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

     The Board of Trustees of the Fund believes that the aggregate per share expenses of the Portfolio and the Master Portfolio in which the Portfolio's assets are invested will be approximately equal to the expenses which the Portfolio would incur if the Fund retained the services of an investment adviser for the Portfolio and the assets of the Portfolio were invested directly in the type of securities held by the Master Portfolio.

CERTAIN RISK FACTORS TO CONSIDER

     An investment in the Portfolio is subject to certain investment considerations. As with other mutual funds, there can be no assurance that the Portfolio will achieve its investment objective. The Master Portfolio may: acquire and hold equity securities; enter into repurchase agreements; lend portfolio securities to third parties; and enter into futures contracts and options thereon. These and the other investment practices set forth below and their associated risks deserve careful consideration by investors. See "Investment Policies."

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

     Except for the financial data relating to the six month period ended March 31, 1995, the financial data included in the table below has been derived from financial statements incorporated by reference in the Statement of Additional Information and has been audited by Coopers & Lybrand, L.L.P., the Fund's independent accountants. This financial data should be read in conjunction with such financial statements. The financial data reflects the financial experiences
of the Portfolio prior to its transformation on December   , 1995 into a feeder
portfolio of the Master Portfolio. Further information about the performance of the Portfolio is available in the annual report to shareholders. Both the Statement of Additional Information and the annual report to shareholders may be obtained from the Fund free of charge by calling the number on the front cover of this Prospectus.

                                THE PNC(R) FUND

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                INDEX EQUITY PORTFOLIO
                                                 -----------------------------------------------------
                                                                  INSTITUTIONAL CLASS
                                                 -----------------------------------------------------
                                                                                              FOR THE
                                                   SIX MONTHS                                  PERIOD
                                                     ENDED            YEAR         YEAR       4/20/92(1)
                                                 MARCH 31, 1995      ENDED        ENDED       THROUGH
                                                  (UNAUDITED)       9/30/94      9/30/93      9/30/92
                                                 --------------     --------     --------     --------
Net asset value at beginning of period.........     $  10.93        $  11.02     $  10.06     $  10.00
                                                    --------        --------     --------     --------
Income from investment operations
     Net investment income.....................         0.16            0.31         0.27         0.13
     Net gain (loss) on investments (both
       realized and unrealized).................        0.86            0.03         0.97         0.03
                                                    --------        --------     --------     --------
          Total from investment operations.....         1.02            0.34         1.24         0.16
                                                    --------        --------     --------     --------
Less distributions
     Distributions from net investment
       income..................................        (0.17)          (0.32)       (0.28)       (0.10)
     Distributions from net realized capital
       gains...................................        (0.12)          (0.11)          --           --
                                                    --------        --------     --------     --------
          Total distributions..................        (0.29)          (0.43)       (0.28)       (0.10)
                                                    --------        --------     --------     --------
Net asset value at end of period...............     $  11.66        $  10.93     $  11.02     $  10.06
                                                    ========        ========     ========     ========
Total return...................................         9.58%           3.07%       12.40%        1.62%
Ratios/Supplemental data
     Net assets at end of period (in
       thousands)..............................     $158,645        $147,746     $186,163     $175,888
     Ratios of expenses to average net assets
       After advisory/administration fee
          waivers..............................         0.15%(2)        0.15%        0.40%        0.45%(2)
       Before advisory/administration fee
          waivers..............................         0.51%(2)        0.52%        0.52%        0.64%(2)
     Ratios of net investment income to average
       net assets
       After advisory/administration fee
          waivers..............................         2.98%(2)        2.72%        2.46%        2.85%(2)
       Before advisory/administration fee
          waivers..............................         2.62%(2)        2.35%        2.34%        2.66%(2)
Portfolio turnover rate........................            3%             17%           8%          23%

-------------
(1) Commencement of operations.

(2) Annualized.

(3) Sales load not reflected in total return.

INVESTMENT POLICIES
--------------------------------------------------------------------------------

                             INDEX EQUITY PORTFOLIO

     The Portfolio's investment objective and policies may be changed by the Fund's Board of Trustees without shareholder approval.

     The Portfolio pursues its investment objective by investing all of its assets in the U.S. Large Company Series (the "Master Portfolio") of The DFA Investment Trust Company (the "Trust"), which in turn intends to invest in all of the stocks which comprise the S&P 500 Index in approximately the same proportions as they are represented in such Index. The amount of each stock purchased for the Master Portfolio, therefore, will be based on its respective market capitalization. The S&P 500 Index is composed of 500 common stocks chosen on the basis of market value and industry diversification. While most issuers are among the 500 largest U.S. companies in terms of aggregate market value, some other stocks are included for purposes of diversification. Since the investment characteristics of the Portfolio will correspond to those of the Master Portfolio, the following is a discussion of the various investments of and techniques employed by the Master Portfolio.

     The Master Portfolio will operate as an "index" portfolio and, therefore, will not be managed traditionally (through the use of economic, financial or market analysis). Adverse performance will ordinarily not result in the elimination of a stock from the Master Portfolio. The investment performance of the Master Portfolio and the Portfolio is expected to approximate the investment performance of the S&P 500 Index, which tends to be cyclical in nature, reflecting periods when stock prices generally rise or fall. The Master Portfolio will remain invested in common stocks even when stock prices are generally falling. During normal market conditions, the Master Portfolio will normally invest at least 95% of the value of its total assets in stocks that comprise the S&P 500 Index. A portion of its assets, however, (generally not more than 5% of its net assets) may be invested in U.S. Government obligations, dollar denominated obligations of foreign issuers issued in the U.S., bank obligations (including obligations of U.S. subsidiaries and branches of foreign banks), corporate obligations, commercial paper, repurchase agreements and obligations of supranational organizations. Generally such interest-bearing obligations will mature within one year from the date of settlement, but may mature within two years from the date of settlement.

     The Master Portfolio may acquire index futures contracts and options thereon in order to commit funds awaiting investment in stocks or maintain liquidity. To enter into a futures contract, the Master Portfolio must make a deposit of initial margin with its custodian in a segregated account in the name of its futures broker. Subsequent payments to or from the broker, called variation margin, will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable. The Master Portfolio will not purchase index futures contracts or options if as a result more than 5% of its total assets would then consist of initial and variation margin deposits on such contracts or options.

     The risks related to the use of options and futures contracts include: (i) the correlation between movements in the market price of the portfolio investments (held or intended for purchase) being hedged and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market for closing out options or futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of options and futures by the Master Portfolio is subject to its adviser's ability to correctly predict movements in the direction of the market. For example, if the Master Portfolio uses futures contracts as a hedge against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, it will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in future pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract. For a further discussion see "Investment Policies" in the Statement of Additional Information.

     The Master Portfolio may lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income. The value of securities loaned may not exceed 33 1/3% of the value of the Master Portfolio's total assets. In the event of bankruptcy of the borrower, the Trust could experience delay in recovering the loaned securities. Management of the Trust believes that this risk can be controlled through careful monitoring procedures.

     The Master Portfolio may also invest in repurchase agreements. In the event of the bankruptcy of the other party to the repurchase agreement, the Trust could experience delay in recovering the securities underlying such agreements or a loss. Management of the Trust believes that this risk can be controlled through stringent security selection criteria and careful monitoring procedures.

     The Master Portfolio has reserved the right to borrow amounts not exceeding 33% of its net assets for the purposes of making redemption payments. When advantageous opportunities to do so exist, the Master Portfolio may also purchase securities when borrowings exceed 5% of the value of its net assets. Such purchases can be considered to be "leveraging" and, in such circumstances, the net asset value of the Master Portfolio may increase or decrease at a greater rate than would be the case if the Master Portfolio had not leveraged. The interest payable on the amount borrowed would increase the Master Portfolio's expenses and, if the appreciation and income produced by the investments purchased when the Master Portfolio has borrowed are less than the cost of borrowing, the investment performance of the Master Portfolio will be reduced as a result of leveraging.

     PORTFOLIO TURNOVER RATES. Ordinarily, portfolio securities will not be sold by the Master Portfolio except to reflect additions or deletions of stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Master Portfolio's shares. Although it may vary from year to year, it is currently estimated that under normal market conditions the annual portfolio
turnover rate for the Master Portfolio may be as high as      %. High portfolio
turnover rates (i.e., over 100%) will generally result in higher transaction costs to the Master Portfolio and, indirectly, to the Portfolio.

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

     The Portfolio is subject to the following fundamental investment limitations, which may not be changed except upon the affirmative vote of the holders of a majority of the Portfolio's outstanding Shares.

          1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Portfolio's total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the value of the Portfolio's total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the value of the Portfolio's total assets.

          2. Purchase any securities which would cause 25% or more of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and
     (ii) repurchase agreements secured by the instruments described in clause
     (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

          3. Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Portfolio's total assets at the time of such borrowing. No Portfolio will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowings from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Portfolio's investment practices are not deemed to be pledged for purposes of this limitation.

          4. Notwithstanding the investment limitations of the Index Equity Portfolio, the Index Equity Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Portfolio's securities will not constitute a violation of such limitation, except that any borrowing by the Portfolio that exceeds the fundamental investment restrictions stated above must be reduced to meet such restrictions within the period required by the 1940 Act (currently three days).

     For information on additional limitations relating to the Portfolio and the Master Portfolio, see the Fund's Statement of Additional Information.

MASTER-FEEDER STRUCTURE

     The Portfolio, unlike many other investment companies which directly acquire and manage their own portfolio of securities, seeks to achieve its investment objective by investing all of its investable assets in the Master Portfolio. The Portfolio may withdraw its investment in the Master Portfolio at
any time upon      days notice to the Master Portfolio if the Board of Trustees of the Fund determines that it is in the best interest of the Portfolio to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all of the assets of the Portfolio in another pooled investment entity having the same investment objective as the Portfolio or the hiring of an investment adviser to manage the Portfolio's assets in accordance with the investment policies described above with respect to the Master Portfolio.

     The Master Portfolio is a separate series of the Trust, which is a business trust created under the laws of the State of Delaware. The Portfolio and other institutional investors that may invest in the Master Portfolio from time to time (e.g., other investment companies) will each bear a share of all liabilities of the Master Portfolio. Under the Delaware Business Trust Act, shareholders of the Master Portfolio have the same limitation of personal liability as shareholders of a Delaware corporation. Accordingly, Fund management believes that neither the Portfolio nor its shareholders will be adversely affected by reason of the Portfolio's investing in the Master Portfolio.

     The shares of the Master Portfolio will be offered to institutional investors in private placements for the purpose of increasing the funds available for investment and to achieve economies of scale that might be available at higher asset levels. The expenses of such other institutional investors and their returns may differ from those of the Portfolio. While investment in the Master Portfolio by other institutional investors offers potential benefits to the Master Portfolio (and, indirectly, to the Portfolio), economies of scale and related expense reductions might not be achieved. Also, if an institutional investor were to redeem its interest in the Master Portfolio, the remaining investors in the Master Portfolio could experience higher pro rata operating expenses and correspondingly lower returns. In addition, institutional investors that have a greater pro rata ownership interest in the Master Portfolio than the Portfolio could have effective voting control over the operation of the Master Portfolio.

     Shares in the Master Portfolio have equal, non-cumulative voting rights, except as set forth below, and with no preferences as to conversion, exchange, dividends, redemption or any other feature. Shareholders of the Trust have the right to vote only (i) for removal of its trustees, (ii) with respect to such additional matters relating to the Trust as may be required by the applicable provisions of the 1940 Act, including the approval of the investment advisory agreement and the selection of trustees and accountants, and (iii) on such other matters as the trustees of the Trust may consider necessary or desirable. In addition, approval of the shareholders of the Trust is required to adopt any amendments to the Agreement and Declaration of Trust of the Trust which would adversely affect to a material degree the rights and preferences of the shares of the Master Portfolio or to increase or decrease their par value. The Master Portfolio's shareholders will also be asked to vote on any proposal to change a fundamental investment policy (i.e. a policy that may be changed only with the approval of shareholders) of the Master Portfolio.

     If the Portfolio, as a shareholder of the Master Portfolio, is requested to vote on matters pertaining to the Master Portfolio, the Fund's trustees intend to vote all of the shares that the Master Portfolio held in the Portfolio without submitting any such questions to the shareholders of the Portfolio. If the Fund's trustees decide to adopt "pass-through" voting, the Portfolio, if required under the 1940 Act or other applicable law, would hold a meeting of its shareholders and would cast its votes proportionately as instructed by Portfolio shareholders. In such cases, shareholders of the Portfolio, in effect, would have the same voting rights they would have as direct shareholders of the Master Portfolio.

     The investment objective of the Master Portfolio may not be changed without approval of its shareholders. Shareholders of the Portfolio will receive written notice thirty days prior to the effective date of any change in the investment objective of the Master Portfolio. If the Master Portfolio changes its investment objective in a manner which is inconsistent with the investment objective of the Portfolio and the Fund's Board of Trustees fails to approve a similar change in the investment objective of the Portfolio, the Portfolio would be forced to withdraw its investment in the Master Portfolio and either seek to invest its assets in another registered investment company with the same investment objective as the Portfolio, which might not be possible, or retain an investment adviser to manage the Portfolio's assets in accordance with its own investment objective, possibly at increased cost. A withdrawal by the Portfolio of its investment in the Master Portfolio could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Portfolio. Should such a distribution occur, the Portfolio could incur brokerage fees or other transaction costs in converting such securities to cash in order to pay redemptions. In addition, a distribution in kind to the Portfolio could result in a less diversified portfolio of investments and could adversely affect the liquidity of the Portfolio.

     The policy of the Portfolio, and other similar investment companies, to invest their investable assets in funds such as the Master Portfolio is a relatively recent development in the mutual fund industry and, consequently, there is a lack of substantial experience with the operation of this policy.

     There may also be other investment companies through which you can invest in the Master Portfolio which may have higher or lower fees and expenses than those of the Portfolio and which may therefore have different performance results than the Portfolio. Information concerning whether an investment in the Master Portfolio may be available through another entity investing in the Master
Portfolio may be obtained by calling [            ].

                                *      *      *

MANAGEMENT
--------------------------------------------------------------------------------

BOARD OF TRUSTEES

     The business and affairs of the Fund and the Trust are managed under the direction of the Fund's Board of Trustees and the Trust's Board of Trustees, respectively. The Statement of Additional Information contains the name of each trustee of the Fund and of the Trust and certain background information.

                      ------------------------------------
                                    ADVISER

     Dimensional Fund Advisors Inc. (the "Adviser"), located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401, serves as investment adviser to the Master Portfolio and is responsible for the management of its assets.

     The Adviser was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors. The Adviser's assets under management totalled approximately $11 billion at
               , 1995. David G. Booth and Rex A. Sinquefield, both of whom are trustees and officers of the Trust and directors and officers of the Adviser, together own approximately 55% of the Adviser's outstanding stock and may be deemed controlling persons of the Adviser.

     For the services provided to the Master Portfolio and expenses assumed under the advisory agreement between the Adviser and the Trust, the Adviser is entitled to receive a fee at the annual rate of .025% of the Master Portfolio's average daily net assets. For the Master Portfolio's fiscal year ended November 30, 1994, the Adviser received a fee for its investment advisory services which, on an annual basis, equaled .025% of the Master Portfolio's average daily net assets.

ADMINISTRATORS

     PFPC, whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809 and PDI, whose principal business address is 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087, serve as the Fund's co-administrators. PFPC is an indirect wholly-owned subsidiary of PNC Bank Corp. A majority of the outstanding stock of PDI is owned by its officers and the remaining outstanding stock is owned by Pennsylvania Merchant Group Ltd.

     The Administrators generally assist the Fund in all aspects of its administration and operation, including matters relating to the maintenance of financial records and fund accounting. As compensation for their services, the Administrators are entitled to receive a combined fee, computed daily and payable monthly, at an annual rate of .20% of the first $500 million of the Portfolio's average daily net assets, .18% of the next $500 million of the Portfolio's average daily net assets, .16% of the next $1 billion of the Portfolio's average daily net assets and .15% of the Portfolio's average daily net assets in excess of $2 billion. The Fund paid the Administrators an administration fee at the annual rate of .01% of the average daily net assets of the Index Equity Portfolio for the year ended September 30, 1994, and the Administrators waived combined administration fees at the annual rate of .19% of the average daily net assets of the Index Equity Portfolio for that year. From time to time the Administrators may waive all or any portion of the administration fees for the Portfolio. See "Expense Table" above for information on the administration fees waived by the Administrators for the current fiscal year.

     PFPC also serves as the administrative services agent for the Trust.

TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

     PNC Bank serves as the custodian for the Fund and the Trust and PFPC serves as the transfer agent and dividend disbursing agent for the Fund and the Trust.

                      ------------------------------------
                                    EXPENSES

     The Fund and the Trust each bears all of its own costs and expenses, although the Portfolio bears its pro rata portion of any costs and expenses of the Master Portfolio which consist of advisory fees and other operating expenses such as custody, legal and accounting fees. Other costs and expenses borne by the Portfolio include: services of its independent accountants, legal counsel, taxes, insurance premiums, costs incidental to meetings of its shareholders and trustees, the cost of filing its registration statements under federal and state securities laws, reports to shareholders, and transfer and dividend disbursing agency, administrative services and custodian fees. Expenses of the Master Portfolio, which are determined by the Trust's Board of Trustees to be extraordinary, would be borne by it. Expenses which are not allocable to a particular Trust portfolio or Fund portfolio are borne by each Trust portfolio or Fund portfolio on the basis of the fees paid by the Fund or Trust to PFPC. Any general expenses of the Fund that are not readily identifiable as belonging to a particular investment portfolio will be allocated among all investment portfolios by or under the direction of the Fund's Board of Trustees in a manner the Board determines to be fair and equitable. Any expenses relating only to a particular class of shares within the Portfolio will be borne solely by such Shares. Expenses are deducted from the total income of the Portfolio before dividends and distributions are paid.

     If the total expenses borne by the Portfolio in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Administrators will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. See "Introduction--Example" and "Management--Administrators" for discussions of fee waivers.

                      ------------------------------------
                             PORTFOLIO TRANSACTIONS

     The Adviser places portfolio securities transactions with a view to obtaining best price and execution. Subject to that goal, transactions may be placed with securities firms that are affiliated with an affiliate of the Adviser.

                      ------------------------------------
                                  BANKING LAWS

     Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PNC Bank, PFPC and Institutions that are banks or bank affiliates are subject to such banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Fund and the holders of Institutional Shares, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operations with respect to the Institutional Shares. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in a financial loss to any investor.

PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

DISTRIBUTOR

     Shares of the Portfolio are offered on a continuous basis for the Fund by the distributor, Provident Distributors, Inc. (the "Distributor"). The Distributor is a registered broker/dealer with principal offices at 259 Radnor-Chester Road, Suite 120, Radnor, Pennsylvania 19087.

PURCHASE OF SHARES

     Institutional Shares are offered without a sales load on a continuous basis to Institutions at the net asset value per share for the Institutional Shares of the Portfolio's next computed after an order is received by PFPC. Shares may be purchased on any Business Day. A "Business Day" is any weekday that the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of Philadelphia (the "FRB") are open for business. Purchase orders may be transmitted by telephoning PFPC at (800) 441-7379. Orders received by PFPC after 4:00 p.m. (Eastern Time) are priced at the net asset value per share on the following Business Day. The Fund may in its discretion reject any order for Shares.

     Payment for Shares may be made only in Federal funds or other funds immediately available to the Fund's custodian. The minimum initial investment by an Institution is $5,000. There is no minimum subsequent investment.

REDEMPTION OF SHARES

     Redemption orders may be transmitted to PFPC by telephone at
(800) 441-7379. Shares are redeemed at the net asset value per share of the Institutional Shares of the Portfolio next determined after PFPC's receipt of the redemption order. THE FUND, THE ADMINISTRATORS AND THE DISTRIBUTOR WILL NOT BE LIABLE FOR ANY LOSS, LIABILITY, COST OR EXPENSE FOR ACTING UPON TELEPHONE INSTRUCTIONS THAT ARE REASONABLY BELIEVED TO BE GENUINE. IN ATTEMPTING TO CONFIRM THAT TELEPHONE INSTRUCTIONS ARE GENUINE, THE FUND WILL USE SUCH PROCEDURES AS ARE CONSIDERED REASONABLE, INCLUDING RECORDING THOSE INSTRUCTIONS AND REQUESTING INFORMATION AS TO ACCOUNT REGISTRATION (SUCH AS THE NAME IN WHICH AN ACCOUNT IS REGISTERED, THE ACCOUNT NUMBER, RECENT TRANSACTIONS IN THE ACCOUNT, AND THE ACCOUNT HOLDER'S SOCIAL SECURITY NUMBER, ADDRESS AND/OR BANK).

     Payment for redeemed Shares for which a redemption order is received by PFPC before 4:00 p.m. (Eastern Time) on a Business Day is normally made in Federal funds wired to the redeeming Institution on the next Business Day, provided that the Fund's custodian is also open for business. Payment for redemption orders received after 4:00 p.m. (Eastern Time) or on a day when the Fund's custodian is closed is normally wired in Federal funds on the next Business Day following redemption on which the Fund's custodian is open for business. The Fund reserves the right to wire redemption proceeds within seven days after receiving a redemption order if, in the judgment of the investment adviser, an earlier payment could adversely affect the Portfolio. No charge for wiring redemption payments is imposed by the Fund.

     During periods of substantial economic or market change, telephone redemptions may be difficult to complete. If an Institution is unable to contact PFPC by telephone, the Institution may also deliver the redemption request to PFPC by mail at 400 Bellevue Parkway, Wilmington, DE 19809.

     An Institution may be required to redeem Shares in the Portfolio if the balance in its account in the Portfolio drops below $5,000 as the result of a redemption request and the shareholder does not increase the balance to at least $5,000 upon thirty days' written notice.

     The Fund may suspend the right of redemption or postpone the date of payment upon redemption (as well as suspend the recordation of the transfer of Shares) for such periods as are permitted under the 1940 Act. The Fund may also redeem Shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Fund's responsibilities under the 1940 Act. See "Purchase and Redemption Information" in the Statement of Additional Information for examples of when such redemption might be appropriate.

NET ASSET VALUE
--------------------------------------------------------------------------------

     The net asset value for each Institutional Share of the Portfolio is calculated as of the close of regular trading hours on the NYSE (currently 4:00 p.m. Eastern Time) on each Business Day by adding the value of all its shares in the Master Portfolio and other assets allocable to the Shares, subtracting the liabilities allocable to the Shares and dividing by the total number of Shares outstanding. The net asset value per Share of the Portfolio is determined independently of the Portfolio's other classes and independently of the Fund's other portfolios.

     The net asset value per share of the Master Portfolio is calculated as of the close of the NYSE by dividing the total market value of its investments and other assets, less any liabilities, by the total outstanding shares of the Master Portfolio. Securities held by the Master Portfolio which are listed on the securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, at the mean between the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean between the most recent bid and asked prices. The value of other assets and securities for which no quotations are readily available (including restricted securities) are determined in good faith at fair market value in accordance with procedures adopted by the Trust's Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS
--------------------------------------------------------------------------------

     The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to shareholders. For dividend purposes, the Portfolio's investment income available for distribution to holders of Institutional Shares is reduced by accrued expenses directly attributable to it and the general expenses of the Fund prorated to the Portfolio on the basis of its relative net assets. All distributions are reinvested at net asset value in the form of additional full and fractional Shares of the Portfolio unless a shareholder elects otherwise. Such election, or any revocation thereof, must be made in writing to PFPC, and will become effective with respect to dividends paid after its receipt by PFPC. The net investment income of the Portfolio is declared quarterly as a dividend to investors who are Shareholders of the Portfolio at the close of business on the day of declaration. All such dividends are paid within ten days after the end of each quarter. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.

     The Portfolio seeks its investment objective by investing all of its investable assets in Master Portfolio. The Portfolio is allocated its pro rata share of the ordinary income and deductions of the Master Portfolio. This net income, less the Portfolio's expenses incurred in operations, is the Portfolio's net investment income from which dividends are distributed as described above. The Master Portfolio also allocates to Portfolio its pro rata share of capital gains, if any, realized by Master Portfolio. Any realized net capital gains of the Portfolio will be distributed as described above.

TAXES
--------------------------------------------------------------------------------

     The following discussion is only a brief summary of some of the important tax considerations generally affecting the Portfolio and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, investors in the Portfolio should consult their tax advisers with specific reference to their own tax situation.

     The Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this tax treatment, it generally will be relieved of Federal income or excise tax on amounts distributed to shareholders, but shareholders, unless otherwise exempt, will pay income or capital gains taxes on amounts so distributed (except distributions that are treated as a return of capital), regardless of whether such distributions are paid in cash or reinvested in additional Shares.

     The Master Portfolio intends to qualify for taxation as a partnership for Federal income tax purposes. As such, the Master Portfolio is not subject to tax and the Portfolio will be treated for Federal income tax purposes as recognizing its pro rata portion of the Master Portfolio's income and deductions, and owning its pro rata share of the Master Portfolio's assets. The Portfolio's status as a regulated investment company is dependent on, among other things, the Master Portfolio's continued classification as a partnership for Federal income tax purposes.

     Distributions paid out of the "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), if any, of the Portfolio will be taxed to shareholders as long-term capital gain, regardless of the length of time a shareholder has held his Shares and whether such gain was reflected in the price paid for the Shares. All other distributions, to the extent they are taxable, are taxed to shareholders as ordinary income.

     The Fund will send written notices to shareholders annually regarding the tax status of distributions made by the Portfolio. Dividends declared in October, November or December of any year payable to shareholders of record on a specified date in those months will be deemed to have been received by the shareholders on December 31 of such year, if the dividends are paid during January of the following year.

     An investor considering buying shares of the Portfolio on or just before the record date of a dividend should be aware that the amount of the forthcoming dividend payment, although in effect a return of capital, will be taxable to him.

     A taxable gain or loss may be realized by a shareholder upon his redemption, transfer or exchange of Portfolio Shares depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange.

     Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in one or more Portfolios of the Fund. Shareholders are also urged to consult their tax advisers concerning the application of state and local income taxes to investments in the Fund which may differ from the Federal income tax consequences described above. Shareholders who are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships may be subject to different U.S. Federal income tax treatment and should consult their tax advisers.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust on December 22, 1988 and is registered under the 1940 Act as an open-end management investment company. The Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each of 134 classes (29 classes of Institutional Shares, 21 classes of Series B Investor Shares and 28 classes each of Service Shares, Series A Investor Shares and Series C Investor Shares) representing interests in the Fund's investment portfolios. Service Shares, Series A Investor Shares, Series B Investor Shares and Series C Investor Shares in the Portfolio have different expenses than the Institutional Shares offered under this Prospectus, which may affect performance. Call the Distributor at (800) 998-7633 for information on those other classes of shares in the Portfolio which are offered under separate Prospectuses. This Prospectus describes the Index Equity Portfolio, which is classified as a diversified company under the 1940 Act. The Index Equity Portfolio was established with only one class of shares. The original class of shares was available to all investors until the subsequent establishment of multiple classes in the Portfolio. In addition, the Board of Trustees has authorized the issuance of additional classes of shares representing interests in other investment portfolios of the Fund. For information regarding these other portfolios, contact the Distributor by phone at (800) 998-7633 or at the address listed in "Purchase and Redemption of Shares--Distributor."

     Each share of an investment portfolio has a par value of $.001, represents an equal proportionate interest in the particular portfolio and is entitled to such dividends and distributions earned on such portfolio's assets as are declared in the discretion of the Board of Trustees. The Fund's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by class, except where otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or investment portfolio. Under Massachusetts law, the Fund's state of organization, and the Fund's Declaration of Trust and Code of Regulations, the Fund is not required and does not currently intend to hold annual meetings of shareholders for the election of trustees (except as required under the 1940 Act). For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

     On           , 1995, PNC Bank held of record approximately 80% of the
Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a subsidiary of PNC Bank Corp., a multi-bank holding company.

OTHER INFORMATION
--------------------------------------------------------------------------------

REPORTS AND INQUIRIES

     Shareholders will receive unaudited semi-annual financial statements and annual financial statements audited by independent accountants. Shareholder inquiries should be addressed to the Fund c/o PFPC, P.O. Box 8950, Wilmington, Delaware 19885-9628, toll-free (800) 441-7764 (in Delaware call collect (302) 791-1104).

PERFORMANCE INFORMATION

     From time to time, total return data for Shares of the Portfolio may be quoted in advertisements or in communications to shareholders. Total return will be calculated on an average annual total return basis for various periods. Average annual total return reflects the average annual percentage change in value of an investment in Shares of the Portfolio over the measuring period. This method of calculating total return assumes that dividends and capital gain distributions made by the Portfolio during the period relating to Shares are reinvested in Shares.

     Performance data of Shares of the Portfolio may be compared to those of other mutual funds with similar investment objectives and to other relevant indexes or to ratings or rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. In addition, certain indexes may be used to illustrate historic performance of select asset classes. For example, the total return and/or yield of Shares of the Portfolio may be compared to data prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. and Weisenberger Investment Company Service, and with the performance of the S&P 500 Index, EAFE, the Dow Jones Industrial Average, the Dimensional Fund Advisor's Small Cap Index, the Shearson Lehman GMNA Index, the Shearson Lehman Index of Baa-rated Corporate Bonds, the T-Bill Index, the "stocks, bonds and inflation Index" published annually by Ibbotson Associates, the Lipper International Fund Index, the Shearson Lehman Hutton Government

Corporate Bond Index and the Financial Times World Stock Index. Performance information may also include evaluations of the Portfolio and its Shares published by nationally recognized ranking services and information as reported by financial publications such as Business Week, Fortune, Institutional Investor, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature.

     In addition to providing performance information that demonstrates the actual yield or returns of Shares of the Portfolio over a particular period of time, the Portfolio may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan or the impact of tax-deferred investing.

     Performance quotations of Shares of the Portfolio represent past performance and should not be considered as representative of future results. The investment return and principal value of an investment in Shares of the Portfolio will fluctuate so that an investor's Shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for Shares of the Portfolio cannot necessarily be used to compare an investment in such Shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in the Master Portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by Service Organizations directly to their customer accounts in connection with investments in Shares will not be included in the calculations of yield and total return.

=====================================================

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE INDEX EQUITY PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S CORPORATION. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                            ------------------------
                               TABLE OF CONTENTS

                                                  Page
                                                  ----
Introduction.....................................   2
Financial Highlights.............................   4
Investment Policies..............................   6
Investment Limitations...........................   7
Management.......................................  10
Purchase and Redemption of Shares................  12
Net Asset Value..................................  13
Dividends and Distributions......................  13
Taxes............................................  14
Description of Shares............................  14
Other Information................................  15

CO-ADMINISTRATOR AND TRANSFER AGENT
PFPC Inc.
Wilmington, Delaware

CO-ADMINISTRATOR
Provident Distributors, Inc.
Radnor, Pennsylvania

DISTRIBUTOR
Provident Distributors, Inc.
Radnor, Pennsylvania

COUNSEL
Drinker Biddle & Reath
Philadelphia, Pennsylvania

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P.
Philadelphia, Pennsylvania

PNCI-P-003M

=====================================================
=====================================================
                                THE INDEX EQUITY
                                   PORTFOLIO

                                 INSTITUTIONAL
                                     CLASS
PROSPECTUS
INDEX
EQUITY PORTFOLIO
                              DECEMBER     , 1995
=====================================================
=====================================================

         This filing includes the prospectuses for Service Shares, Investor Shares and Institutional Shares of the Money Market, Municipal Money Market, Government Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond, International Fixed Income, Government Income, Value Equity, Growth Equity, Small Cap Growth Equity, Core Equity, Index Equity, Small Cap Value Equity, International Equity, International Emerging Markets and Balanced Portfolios of The PNC(R) Fund (the "Fund"). The above-referenced prospectuses are incorporated herein by reference to Post-Effective Amendment No. 16 to the Fund's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on October 5, 1995.

                                THE PNC(R) FUND


                      STATEMENT OF ADDITIONAL INFORMATION

         This Statement of Additional Information provides supplementary information pertaining to shares ("Shares") representing interests in the Money Market, Municipal Money Market, Government Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Value Equity, Growth Equity, Index Equity, Small Cap Value Equity, International Equity, International Emerging Markets, Balanced, Small Cap Growth Equity, Core Equity, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond, Government Income and International Fixed Income Portfolios of The PNC Fund (the "Fund"). The Money Market, Municipal Money Market, Government Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios are hereinafter collectively called "Money Market Portfolios," and the other Portfolios are hereinafter collectively called "Non-Money Market Portfolios." This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Prospectuses of the Fund relating to the Non-Money Market Portfolios dated January 30, 1995, (and ____________, 1995 with respect to the Index Equity Portfolio) and the Prospectuses relating to the Money Market Portfolios dated July 24, 1995, as amended from time to time (the "Prospectuses"). Prospectuses may be obtained from the Fund's distributor by calling toll-free (800) 441-7379. This Statement of Additional Information is dated ____________, 1995. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectuses.

                                   CONTENTS

                                                                                              Page
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
Investment Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3
Trustees and Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         44
Investment Advisory, Administration,
 Distribution and Servicing Arrangements  . . . . . . . . . . . . . . . . . . . . . .         50
Portfolio Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         63
Purchase and Redemption Information . . . . . . . . . . . . . . . . . . . . . . . . .         67
Valuation of Portfolio Securities . . . . . . . . . . . . . . . . . . . . . . . . . .         71
Performance Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         72
Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         92
Additional Information Concerning Shares  . . . . . . . . . . . . . . . . . . . . . .         101
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         102
Appendix A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         A-1

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION OR THE PROSPECTUSES IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUSES AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR ITS DISTRIBUTOR. THE PROSPECTUSES DO NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE FUND'S DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              INVESTMENT POLICIES

         The following supplements information contained in the Prospectus concerning the Portfolios' investment policies. A description of applicable credit ratings is set forth in Appendix A hereto. Except as indicated, the information below relates only to those Portfolios that are authorized to invest in the instruments or securities described below.

         The Index Equity Portfolio invests all of its investable assets in The U.S. Large Company Series (the "Master Portfolio") of The DFA Investment Trust Company (the "Trust"). Accordingly, the following discussion relates to: (i) the investment policies of all the Portfolios except the Index Equity Portfolio; and (ii) where indicated the investment policies of the Master Portfolio.


ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS.

         REVERSE REPURCHASE AGREEMENTS. Each Portfolio other than the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios (the "Municipal Portfolios") and the Master Portfolio may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Portfolio pursuant to a Portfolio's agreement to repurchase the securities at an agreed upon price, date and interest rate. Such agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"), and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Portfolio will maintain in a segregated account cash, U.S. Government securities or other liquid, high-grade debt securities in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

         VARIABLE AND FLOATING RATE INSTRUMENTS. With respect to purchasable variable and floating rate instruments, the adviser or sub-adviser will consider the earning power, cash flows and liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to a demand feature, will monitor their financial status to meet payment on demand. Such instruments may include variable amount master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. The absence of an active secondary market with respect to particular variable and floating rate instruments could make it difficult for a Portfolio to dispose of a variable or floating rate note if the issuer defaulted on its payment obligation or during periods that the Portfolio is not entitled to exercise its demand rights, and the Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. In determining average-weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next interest rate adjustment or the time the Portfolio involved can recover payment of principal as specified in the instrument. Variable rate U.S. Government obligations held by the Portfolios, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

         MONEY MARKET OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. Each Non-Money Market Portfolio may purchase bank obligations, such as certificates of deposit, bankers' acceptances and time deposits, including instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches for purposes of each Portfolio's investment policies. Investments in short-term bank obligations may include obligations of foreign banks and domestic branches of foreign banks, and also foreign branches of domestic banks.

                 The Master Portfolio may purchase obligations of U.S. banks and savings and loan associations and dollar-denominated obligations of U.S. subsidiaries and branches of foreign banks, such as certificates of deposit (including marketable variable rate certificates of deposit) and bankers' acceptances. Bank certificates of deposit will only be acquired by the Master Portfolio if the bank has assets in excess of $1 billion.

         MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         The Managed Income, Intermediate Government, Short-Term Bond, Intermediate-Term Bond, Government Income and International Fixed Income Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates ("REMIC Certificates"). These multiple class securities may be issued by U.S. Government agencies or instrumentalities, including FNMA and FHLMC, or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs and REMICs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential mortgage loans or mortgage pass-through securities (the "Mortgage Assets"), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Portfolios do not intend to purchase residual interests.

         Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates.

Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

         The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

         Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

         A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay REMIC Certificates which generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the "PAC Certificates"), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying Mortgage Assets. These tranches tend to have market prices and yields that are much more volatile than the PAC classes.

         FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA. In addition, FNMA will be obligated to distribute on a timely basis to holders of FNMA REMIC Certificates required installments of principal and interest and to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.

         For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the ultimate payment of principal as payments are required to be made on the underlying mortgage participation certificates ("Pcs"). Pcs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by FHLMC and placed in a PC pool. With respect to principal payments on Pcs, FHLMC generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction. FHLMC also guarantees timely payment of principal on certain Pcs, referred to as "Gold Pcs."

         ASSET-BACKED SECURITIES. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

         The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity.

         In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage-related securities. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

         U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations which the Portfolios may hold include U.S. Treasury bills, Treasury instruments and Treasury bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Federal National Mortgage Association, the Government National Mortgage Association, the General Services Administration, the Student Loan Marketing Association, the Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, the Federal Intermediate Credit Banks, the Maritime Administration, the International Bank for Reconstruction and Development (the "World Bank"), the Asian-American Development Bank and the Inter-American Development Bank.

                 The Master Portfolio may purchase (i) debt securities issued by the U.S. Treasury which are direct obligations of the U.S. Government, including bills, notes and bonds, and (ii) obligations issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies, including the Federal National Mortgage Association, Federal Home Loan Bank and the Federal Housing Administration.

         SUPRANATIONAL ORGANIZATION OBLIGATIONS. The Master Portfolio may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community and the World Bank, which are charted to promote economic development.

         LEASE OBLIGATIONS.       The Municipal Money Market, Pennsylvania
Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Managed Income, Tax-Free Income, Pennsylvania Tax-Free Income, Ohio Tax-Free Income, Short-Term Bond, Intermediate-Term Bond and International Fixed Income Portfolios may hold participation certificates in a lease, an installment purchase contract, or a conditional sales contract ("lease obligations").

         The Adviser will monitor the credit standing of each municipal borrower and each entity providing credit support and/or a put option. In determining whether a lease obligation is liquid, the Adviser will consider, among other factors, the following: (i) whether the lease can be cancelled;
(ii) the degree of assurance that assets represented by the lease could be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic, and financial characteristics); (iv) the likelihood that the municipality would discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of nonappropriation"); (v) legal recourse in the event of failure to appropriate; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation.

         The Municipal Money Market, Pennsylvania Municipal Money Market, Ohio Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios will only invest in lease obligations with puts that (i) may be exercised at par on not more than seven days notice, and (ii) are issued by institutions deemed by the adviser to present minimal credit risks. Such obligations will be considered liquid. However, a number of puts are not exercisable at the time the put would otherwise be exercised if the municipal borrower is not contractually obligated to make payments (e.g., an event of nonappropriation with a "nonappropriation" lease obligation). Under such circumstances, the lease obligation while previously considered liquid would become illiquid, and a Portfolio might lose its entire investment in such obligation.

         Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays and limitations with respect to the collection of principal and interest on such municipal leases and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in lease payments, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses and adversely affect the net asset value of the Fund. When the lease contains a non-appropriation clause, however, the failure to pay would not be a default and the Fund would not have the right to take possession of the assets. Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt. In addition, the Fund's intention to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, may limit the extent to which the Fund may exercise its rights by taking possession of such assets, because as a regulated investment company the Fund is subject to certain limitations on its investments and on the nature of its income.

         COMMERCIAL PAPER. The Money Market Portfolios may purchase commercial paper rated in one of the two highest rating categories of a nationally recognized statistical rating organization ("NRSRO"). The Non-Money Market Portfolios, except the Master Portfolio, may purchase commercial paper rated (at the time of purchase) "A-1" by S&P or "Prime-1" by Moody's or, when deemed advisable by a Portfolio's adviser or sub-adviser, "high quality" issues rated "A-2" or "Prime-2" by S&P or Moody's, respectively. The Master Portfolio may purchase commercial paper rated (at the time of purchase) A-1 or better by S&P or Prime-1 by Moody's, or, if not rated, issued by a corporation having an outstanding unsecured issue rated Aaa by Moody's or AAA by S&P, and having a maximum maturity of nine months. These ratings symbols are described in Appendix A.

                 Commercial paper purchasable by each Portfolio includes "Section 4(2) paper," a term that includes debt obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Fund through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the Securities Act of 1933.

         REPURCHASE AGREEMENTS. Each Portfolio (including the Master Portfolio) other than the Municipal Portfolios may invest in repurchase agreements. The repurchase price under the repurchase agreements described in the Prospectuses generally equals the price paid by a Portfolio involved plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on securities underlying the repurchase agreement). The financial institutions with whom a Portfolio may enter into repurchase agreements will be banks and non-bank dealers of U.S. Government securities that are listed on the Federal Reserve Bank of New York's list of reporting dealers, if such banks and non-bank dealers are deemed creditworthy by the Portfolio's adviser or sub-adviser. A Portfolio's adviser or sub-adviser will continue to monitor creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain during the term of the agreement the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). In addition, the Portfolio's adviser or sub-adviser will mark-to-market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities to ensure that the value is not less than the repurchase price. Securities subject to repurchase agreements will be held by the Fund's custodian (or sub-custodian) in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Portfolios under the 1940 Act.

         The Master Portfolio will not enter into a repurchase agreement with a duration of more than seven days if, as a result, more than 10% of the value of its total assets would be so invested. The Master Portfolio will also only invest in repurchase agreements with a bank if the bank has at least $1 billion in assets and has a credit rating of not less than A as determined by Moody's or S&P. The Adviser to the Master Portfolio will monitor the market value of transferred securities plus any accrued interest thereon so that the value of such securities will at least equal the repurchase price. The instruments through which the Master Portfolio purchases securities ("underlying securities") from a bank, or a registered U.S. Government securities dealer, with an agreement by the seller to repurchase the security at an agreed price, plus interest at a specified rate. The underlying securities will be limited to U. S. Government and agency obligations described under "Government Obligations" above.

         INVESTMENT GRADE DEBT OBLIGATIONS. Each of the Money Market Portfolios may invest in securities in the two highest rating categories of NRSROs. The Non-Money Market Portfolios, except the Master Portfolio, invest in "investment grade securities", which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., "Baa" by Moody's or "BBB" by S&P) are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities.

         The Master Portfolio may invest in non-convertible corporate debt securities which are issued by companies whose commercial paper is rated Prime-1 by Moody's or A-1 by S&P and dollar-denominated obligations of foreign issuers issued in the U.S. If the issuer's commercial paper is unrated, then the debt security would have to be rated at least AA by S&P or Aa2 by Moody's. If there is neither a commercial paper rating nor a rating of the debt security, then the Master Portfolio's investment adviser must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. When a Portfolio agrees to purchase securities on a when-issued or forward commitment basis, the custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Portfolio may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio commitments. It may be expected that the market value of the Portfolios' net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Portfolio's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, each Portfolio expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of its total assets absent unusual market conditions.

         A Portfolio will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it has been entered into, and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases the Portfolio may realize a taxable capital gain or loss.

         When a Portfolio engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, is taken into account when determining the market value of a Portfolio starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

         RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. As stated in their Prospectus, the Value Equity, Growth Equity, Small Cap Growth Equity, Core Equity, Small Cap Value Equity, International Equity, International Emerging Markets and Balanced Portfolios may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Portfolios could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' and warrants' expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. A Portfolio will not invest more than 5% of its net assets, taken at market value, in warrants, or more than 2% of its net assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Portfolio in units or attached to other securities are not subject to this restriction.

         FOREIGN CURRENCY TRANSACTIONS. Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time. A Portfolio may enter into forward foreign currency exchange contracts when deemed advisable by its adviser or sub-adviser under two circumstances. First, when entering into a contract for the purchase or sale of a security, the Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

         Second, when a Portfolio's adviser or sub-adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. No Portfolio intends to enter into forward contracts under this second circumstance on a regular or continuing basis and will not do so if, as a result, it will have more than 15% of the value of its total assets committed to such contracts. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

         A separate account of a Portfolio consisting of cash or liquid securities equal to the amount of the Portfolio's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.

         OPTIONS. Options trading is a highly specialized activity which entails greater than ordinary investment risks. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in the underlying securities themselves.
A Portfolio will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Portfolio maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Portfolio holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Portfolio in cash or cash equivalents in a segregated account with its custodian.

         When a Portfolio purchases a put option, the premium paid by it is recorded as an asset of the Portfolio. When a Portfolio writes an option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the mean between the last bid and asked prices. If an option purchased by a Portfolio expires unexercised the Portfolio realizes a loss equal to the premium paid. If the Portfolio enters into a closing sale transaction on an option purchased by it, the Portfolio will realize a gain if the premium received by the Portfolio on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Portfolio expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Portfolio is exercised, the proceeds of the sale will be increased by the net premium originally received and the Portfolio will realize a gain or loss.

         There are several risks associated with transactions in options on securities and indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         FUTURES CONTRACTS AND RELATED OPTIONS. Each Non-Money Market Portfolio (including the Master Portfolio) may invest in futures contracts and options thereon (interest rate futures contracts or index futures contracts, as applicable). Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to effectively hedge.

         Successful use of futures by a Portfolio is also subject to the adviser's ability to correctly predict movements in the direction of the market. For example, if a Portfolio has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Portfolio will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Portfolio may have to sell securities at a time when it may be disadvantageous to do so.

         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

         Utilization of futures transactions by a Portfolio involves the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         STAND-BY COMMITMENTS. Under a stand-by commitment for a Municipal Obligation, a dealer agrees to purchase at the Portfolio's option a specified Municipal Obligation at a specified price. Stand-by commitments for Municipal Obligations may be exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned only with the instruments involved. It is expected that such stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Portfolio may pay for such a stand-by commitment either separately in cash or by paying a higher price for Municipal Obligations which are acquired subject to the commitment for Municipal Obligations (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments for Municipal Obligations held by a Portfolio will not exceed 1/2 of 1% of the value of such Portfolio's total assets calculated immediately after each stand-by commitment is acquired.

         Stand-by commitments will only be entered into with dealers, banks and broker-dealers which, in the adviser's or sub-adviser's opinion, present minimal credit risks. A Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and not to exercise its rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining net asset value. Accordingly, where a Portfolio pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Portfolio and will be reflected in realized gain or loss when the commitment is exercised or expires.

         TAX-EXEMPT DERIVATIVES. The Municipal Portfolios and the Tax-Free Income, Ohio Tax-Free Income and Pennsylvania Tax-Free Income Portfolios (collectively, the "Money and Non-Money Market Municipal Portfolios") may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate municipal obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put), the underlying municipal obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, municipal obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal securities at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Money and Non-Money Market Municipal Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for municipal obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.

         SECURITIES LENDING. A Portfolio would continue to accrue interest on loaned securities and would also earn income on investment collateral for such loans. Any cash collateral received by a Portfolio in connection with such loans would be invested in short-term U.S. Government obligations.

                 While the Master Portfolio may earn additional income from lending securities, such activity is incidental to the investment objective of the Master Portfolio. The value of securities loaned may not exceed 33 1/3% of the value of the Master Portfolio's total assets. In connection with such loans, the Master Portfolio will receive collateral consisting of cash or U.S. Government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Master Portfolio will be able to terminate the loan at any time, will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. In the event of the bankruptcy of the borrower, the Trust could experience delay in recovering the loaned securities. Management of the Trust believes that this risk can be controlled through careful monitoring procedures.

         YIELDS AND RATINGS. The yields on certain obligations are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of Moody's and S&P represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. Subsequent to its purchase by a Portfolio, a rated security may cease to be rated. The adviser or sub-adviser will consider such an event in determining whether the Portfolio should continue to hold the security.

         SECURITIES OF SMALL CAP ISSUERS. Securities of small cap issues purchased by the Small Cap Value Equity and Small Cap Growth Equity Portfolios may be exchange-listed or purchased "over-the-counter."

         SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN OHIO MUNICIPAL OBLIGATIONS. As described above, the Ohio Tax-Free Money Market and Ohio Tax-Free Income Portfolios (the "Ohio Portfolios") will each invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Portfolios are therefore susceptible to general or particular political, economic or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

         Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations. There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

         Ohio is the seventh most populous state; the 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1993 is 11,091,000.

         While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness.

         In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last four years the State rates were below the national rates (5.5% versus 6.1% in 1994). The unemployment rate and its effects vary among geographic areas of the State.

         There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Portfolios or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

         The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods.
The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

         Key biennium-ending fund balances at June 30, 1989 were $475.1 million in the GRF and $353 million in the Budget Stabilization Fund (BSF, a cash and budgetary management fund). In the next two fiscal years necessary corrective steps were taken (including selected reductions in appropriations spending and the transfer of $64 million from the BSF to the GRF) to respond to certain lower receipts and higher expenditures than earlier estimated. June 30, 1991 ending fund balances were $135.3 million (GRF) and $300 million (BSF).

         The next biennium, 1992-93, presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire 1992-93 biennium, while continuing most other appropriations for a month. The general appropriations act for the entire biennium was passed on July 11, 1991. Pursuant to it, $200 million was transferred from the BSF to the GRF in FY 1992.

         Based on updated results and forecasts in the course of FY 1992, both in light of a continuing uncertain nationwide economic situation, there was projected, and then timely addressed, an FY 1992 imbalance in GRF resources and expenditures. GRF receipts significantly below original forecasts resulted primarily from lower collections of certain taxes, particularly sales-use and personal income taxes. Higher expenditure levels were in certain areas, particularly human services including Medicaid. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

         A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to BSF replenishment, $21 million was deposited in the BSF.

         No spending reductions were applied to appropriations needed for debt service on or lease rentals relating to any State obligations.

         The 1994-95 biennium presented a more affirmative financial picture for the State. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million has been transferred into the BSF (which has a current balance of over $828 million).

         The GRF appropriations act for the current 1994-95 biennium was on June 28, 1995 passed and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. In accordance with the appropriations act, the significant June 30, 1995 GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million has been transferred to a variety of funds, including $535.2 million to the BSF. $322.8 million was transferred to other funds, including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

         The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

         By 13 constitutional amendments, the last adopted in 1993, Ohio voters have authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At June 9, 1995, $820.1 million (excluding certain highway bonds payable primarily from highway use charges) of this debt was outstanding or awaiting delivery. The only such State debt then still authorized to be incurred are portions of the highway bonds, and the following: (a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($34.7 million outstanding); (b) $360 million of obligations authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($728.2 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($50 million outstanding, with no more than $50 million to be issued in any one year).

         The General Assembly has placed on the November 1995 ballot a proposed constitutional amendment that would extend the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose) and authorize additional highway bonds. The latter would supersede the current $500 million highway obligation authorization, and would authorize not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

         Common resolutions are pending in both houses of the General Assembly that would submit a constitutional amendment relating to certain other aspects of State debt. The proposal would authorize, among other things, the issuance of general obligation debt for a variety of purposes without debt service on all State general obligation debt and GRF-supported obligations not to exceed 5% of the preceding Fiscal Year's GRF expenditures.

         The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.5 billion of which were outstanding at June 9, 1995.

         A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

         A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues.)

         The House has adopted a resolution that would submit to the electors a constitutional amendment prohibiting the General

Assembly from imposing a new tax or increasing an existing tax unless approved by a three-fifths vote of each house or by a majority vote of the electors. It cannot be predicted whether required Senate concurrence will be received.

         State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

         Local school districts in Ohio receive a major portion (state-wide aggregate in the range of 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 120 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, is pending questioning the constitutionality of Ohio's system of school funding. In one case, the trial court concluded that aspects of the system (including basic operating assistance) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The State has appealed. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A current program provides for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $94.5 million for 27 districts (including $75 million for one)in FY 1993, $41.1 million for 28 districts in FY 1994, and $20.1 million for eight districts in FY 1995.

         Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 23 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated.

         At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

         SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN PENNSYLVANIA MUNICIPAL OBLIGATIONS. The concentration of investments in Pennsylvania Municipal Obligations by the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios raises special investment considerations. In particular, changes in the economic condition and governmental policies of the Commonwealth of Pennsylvania and its municipalities could adversely affect the value of those Portfolios and their portfolio securities. This section briefly describes current economic trends in Pennsylvania.

         Pennsylvania has historically been dependent on heavy industry although recent declines in the coal, steel and railroad industries have led to diversification of the Commonwealth's economy. Recent sources of economic growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions. Agriculture continues to be an important component of the Commonwealth's economic structure, with nearly one-third of the Commonwealth's total land area devoted to cropland, pasture and farm woodlands.

         The population of Pennsylvania experienced a slight increase in the period 1980 through 1990 and has a high proportion of persons 65 or older. The Commonwealth is highly urbanized, with almost 85% of the 1980 census population residing in metropolitan statistical areas. The two largest metropolitan statistical areas, those containing the Cities of Philadelphia and Pittsburgh, together comprise approximately 50% of the Commonwealth's total population.

         The Commonwealth utilizes the fund method of accounting and over 120 funds have been established for purposes of recording receipts and disbursements of the Commonwealth, of which the General Fund is the largest. Most of the Commonwealth's operating and administrative expenses are payable from the General Fund. The major tax sources for the General Fund are the sales tax, the personal income tax and the corporate net income tax. Major expenditures of the Commonwealth include funding for education, public health and welfare, transportation, and economic development.





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         The constitution of the Commonwealth provides that operating budget appropriations of the Commonwealth may not exceed the estimated revenues and available surplus in the fiscal year for which funds are appropriated. Annual budgets are enacted for the General Fund (the principal operating fund of the Commonwealth) and for certain special revenue funds which together represent the majority of expenditures of the Commonwealth. Although a negative balance was experienced applying generally accepted accounting principles ("GAAP") in the General Fund for fiscal 1990 and 1991, tax increases and spending decreases helped return the General Fund balance to a surplus at June 30, 1992 of $87.5 million and at June 30, 1993 of $698.9 million. The deficit in the Commonwealth's unreserved/undesignated funds of prior years also was reversed to a surplus of $64.4 million as of June 30, 1993.

         Current constitutional provisions permit the Commonwealth to issue the following types of debt: (i) electorate approved debt, (ii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years, (iii) tax anticipation notes payable in the fiscal year of issuance and (iv) debt to suppress insurrection or rehabilitate areas affected by disaster. Certain state-created agencies issue debt supported by assets of, or revenues derived from, the various projects financed and the debt of such agencies is not an obligation of the Commonwealth, although some of the agencies are indirectly dependent on Commonwealth appropriations.

         Certain litigation is pending against the Commonwealth that could adversely affect the ability of the Commonwealth to pay debt service on its obligations including suits relating to the following matters: (a) the ACLU has filed suit in Federal court demanding additional funding for child welfare services; the Commonwealth settled a similar suit in the Commonwealth Court of Pennsylvania and is seeking the dismissal of the federal suit, inter alia, because of that settlement. The district court has denied class certification to the ACLU, and the parties have stipulated to a judgment against the plaintiffs to allow plaintiffs to appeal the denial of class certification (no available estimates of potential liability); (b) in 1987, the Supreme Court of Pennsylvania held the statutory scheme for county funding of the judicial system to be in conflict with the constitution of the Commonwealth, but stayed judgment pending enactment by the legislature of funding consistent with the opinion, and the legislature has yet to consider legislation implementing the judgment. In 1992, a new action in mandamus was filed seeking to compel the Commonwealth to comply with the original decision; (c) several banks have filed suit against the Commonwealth contesting the constitutionality of a law enacted in 1989 imposing a bank shares tax; in July 1994, the Commonwealth Court en banc upheld the constitutionality of the 1989 bank shares tax law, but struck down a companion law to provide credits against the bank shares tax for new banks; cross-appeals from that decision to the Pennsylvania Supreme Court have been filed; (d) litigation has been filed in both state and Federal court by an association of rural and small schools and several individual school districts and parents challenging the constitutionality of the Commonwealth's system for funding local school districts -- the Federal case has been stayed pending resolution of the state case and the state case is in the pre-trial stage (no available estimate of potential liability); (e) the ACLU has brought a class action on behalf of inmates challenging the conditions of confinement in thirteen of the Commonwealth correctional institutions; a proposed settlement agreement has been submitted to the court and members of the class for their review (no available estimate of potential cost of complying with the injunction sought, but capital and personnel costs might cost millions of dollars); (f) a consortium of public interest law firms has filed a class action suit alleging that the Commonwealth has not complied with a Federal mandate to provide screening, diagnostic and treatment services for all Medicaid-eligible children under 21; the district court denied class certification and the parties have submitted a tentative settlement agreement to the court for approval; and (g) litigation has been filed in federal court by the Pennsylvania Medical Society seeking payment of the full co-pay and deductible in excess of the maximum fees set under the Commonwealth's medical assistance program for outpatient services provided to medical assistance patients who also were eligible for Medicare; the Commonwealth received a favorable decision in the federal district court, but the Pennsylvania Medical Society won a reversal in the federal circuit court (potential liability estimated at $50 million per year).

         Local government units in the Commonwealth of Pennsylvania (which include, among other things, counties, cities, boroughs, towns, townships, school districts and other municipally created units such as industrial development authorities and municipality authorities, including water and sewer authorities) are permitted to issue debt for capital projects: (i) in any amount so long as the debt has been approved by the voters of the local government unit; or (ii) without electoral approval if the aggregate outstanding principal amount of debt of the local government unit is not in excess of 100% of its borrowing base (in the case of a school district of the first class), 300% of its borrowing base (in the case of a county) or 250% of its borrowing base (in the case of all other local government units); or (iii) without electoral approval and without regard to the limit described in (ii) in any amount in the case of certain subsidized debt and qualifying self-liquidating debt. Lease rental debt may also be issued, in which case the total debt limits described in section (ii) (taking into account all existing lease rental debt in





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
addition to all other debt) are increased. The borrowing base for a local government unit is the average of total revenues for the three fiscal years preceding the borrowing. The risk of investing in debt issued by any particular local government unit depends, in the case of general obligation bonds secured by tax revenues, on the credit-worthiness of that issuer or, in the case of revenue bonds, on the revenue producing ability of the project being financed, and not directly on the credit-worthiness of the Commonwealth of Pennsylvania as a whole.

         The City of Philadelphia (the "City") has been experiencing severe financial difficulties which has impaired its access to public credit markets and a long-term solution to the City's financial crisis is still being sought. The City experienced a series of General Fund deficits for fiscal years 1988 through 1992. The City has no legal authority to issue deficit reduction bonds on its own behalf, but state legislation has been enacted to create an Intergovernmental Cooperation Authority (the "Authority") to provide fiscal oversight for Pennsylvania cities (primarily Philadelphia) suffering recurring financial difficulties. The Authority is broadly empowered to assist cities in avoiding defaults and eliminating deficits by encouraging the adoption of sound budgetary practices and issuing bonds. In order for the Authority to issue bonds on behalf of the City, the City and the Authority entered into an intergovernmental cooperative agreement providing the Authority with certain oversight powers with respect to the fiscal affairs of the City, and the Authority originally approved a five-year financial plan prepared by the City on April 6, 1992. The Authority approved the latest update of the five year financial plan on May 2, 1994. The City has reported a surplus of approximately $15 million for the fiscal year ending June 30, 1994. In June 1992, the Authority issued $474,555,000 in bonds to liquidate the City's deficit balance in its general fund. The Authority issued $643,430,000 of bonds in July 1993 and $178,675,000 of bonds in August 1993 to refund certain general obligation bonds of the City and to fund additional capital projects.


         SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NORTH CAROLINA MUNICIPAL OBLIGATIONS. The concentration of investments in North Carolina Municipal Obligations by the North Carolina Municipal Money Market Portfolio raises special investment considerations. In particular, changes in the economic condition and governmental policies of North Carolina and its political subdivisions, agencies, instrumentalities, and authorities could adversely affect the value of the Portfolio and its portfolio securities. This section briefly describes current economic trends in North Carolina.





                                      -28-
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         The State of North Carolina has two major operating funds:  the
General Fund and the Highway Fund. In addition, the 1989 General Assembly created the Highway Trust Fund to provide funding for a major highway construction program. North Carolina derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax, inheritance tax, tobacco products tax, and soft drink tax. North Carolina receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by North Carolina agencies, university fees and tuition, interest earned by the North Carolina Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.

         During the 1989-92 budget years, growth of North Carolina tax revenues slowed considerably, requiring tax increases and budget adjustments, including hiring freezes and restrictions, spending constraints, changes in timing and certain collections and payments, and other short-term budget adjustments necessary to comply with North Carolina's constitutional mandate for a balanced budget. Many areas of North Carolina government were affected. Reductions in capital spending, local government aid, and the use of the budget stabilization reserve, combined with other budget adjustments, brought the budget into balance. Tax increases in the fiscal 1992 budget included a $.01 increase in the North Carolina sales tax and increases in the personal and corporate income tax rates, as well as increases in the tax on cigarettes and alcohol, among other items.

         Fiscal year 1992 ended with a positive fund balance of approximately $164.8 million. By law, $41.2 million of such positive fund balance was required to be reserved in the General Fund of North Carolina as part of a "Savings Reserve," leaving an unrestricted General Fund balance at June 30, 1992 of $123.6 million. Fiscal year 1993 ended with a positive General Fund balance of approximately $537.3 million. Of this amount, $134.3 million was reserved in the Savings Reserve and $57 million was reserved in a Reserve for Repair and Renovation of State Facilities, leaving an unrestricted General Fund balance at June 30, 1993 of $346 million. Fiscal year 1994 ended with a positive General Fund balance of approximately $444.7 million. An additional $178 million was available from a reserved fund balance. Of this aggregate amount, $155.7 million was reserved in the Savings Reserve (bringing the total reserve to $210.6 million after prior withdrawals) and $60 million was reserved in the Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $60 million after prior





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
withdrawals), leaving an unrestricted General Fund balance at June 30, 1994 of $407 million.

         The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles (GAAP). Based on a modified accrual basis (GAAP), the General Fund balance at June 30, 1993 and 1994 was $681.5 million and $1,240.9 million, respectively.

         The General Assembly reduced departmental operating requirements by $357.6 million for fiscal year 1995 and authorized continuation funding of $8,489.3 million. The savings reductions were based on recommendations from the Governor, a Governmental Performance Audit Committee, and selective savings identified by the General Assembly. After review of the continuation budget, the General Assembly authorized funding for planned expansion to existing programs and funded new initiatives for children, economic development, education, human services, and environmental programs. Expansion funds of $1,650.4 million for fiscal year 1995 were approved. In addition to the transfers to the Savings Reserve from the fiscal year-end credit balance, the General Assembly in 1993 appropriated $66.7 million for the Savings Reserve. The General Assembly authorized $189.4 million for capital improvements spending and $60 million for the Reserve for Repair and Renovation of State Facilities for fiscal year 1995.

         The North Carolina budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the federal government's relationship with State governments that, if enacted into law, could affect fiscal and economic policies of the States, including North Carolina.

         During recent years North Carolina has moved from an agricultural to a service and goods producing economy. According to the North Carolina Employment Security Commission (the "Commission"), in November 1994, North Carolina ranked ninth among the states in non-agricultural employment and eighth in manufacturing employment. The Commission estimated North Carolina's seasonally adjusted unemployment rate in March 1995 to be 3.9% of the labor force, as compared with an unemployment rate of 5.5% nationwide. As part of its 1993-95 budget, the General Assembly provided major funding for economic initiatives in an effort to create additional jobs.





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
         The following are certain cases pending in which the State of North Carolina faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the North Carolina Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations:

         1. Swanson Case -- State Tax Refunds - Federal Retirees. In Davis v. Michigan (1989), the United States Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion.

         Following Davis, federal retirees filed a class action suit in federal court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class members. A companion suit was filed in state court in 1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina Department of Revenue estimate of refunds and interest liability is $280.89 million as of June 30, 1994. In 1991, the North Carolina Supreme Court ruled in favor of the State in the state court action, concluding that Davis could only be applied prospectively and that the taxes collected from the federal retirees were thus not improperly collected. In 1993, the United States Supreme Court vacated that decision and remanded the case back to the North Carolina Supreme Court. The North Carolina Supreme Court then ruled in favor of the State on the grounds that the federal retirees had failed to comply with state procedures for challenging unconstitutional taxes. Plaintiffs petitioned the United States Supreme Court for review of that decision, and the United States Supreme Court denied that petition. The United States District Court has ruled in favor of the defendants in the companion federal case, and a petition for reconsideration was denied. Plaintiffs have appealed to the United States Court of Appeals. Oral arguments were heard in the Court of Appeals in February 1995, and its decision concurs with the lower court's ruling.

         An additional lawsuit was recently filed in State Court by federal pensioners to recover State income taxes paid on federal retirement benefits. This case grew out of a claim by federal pensioners in the original federal court case in Swanson. In the new lawsuit, the plaintiffs allege that when the State granted an increase in retirement benefits to State retirees in the same legislation that equalized tax treatment between state and federal retirees, the increased benefits to State retirees constituted an indirect violation of Davis. The lawsuit seeks a refund of taxes paid by federal retirees on federal retirement benefits received in the years 1989 through 1993 and refunds or monetary relief sufficient to equalize the alleged on-going discriminatory treatment for those years. An extension of time to answer the complaint has been filed by the North Carolina Attorney General, which believes that sound legal authority and arguments support the denial of this claim.

         2. Bailey case -- State Tax Refunds - State Retirees. State and local governmental retirees filed a class action suit in 1990 as a result of the repeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the United States Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions. On May 31, 1995 the Superior Court issued an order ruling in favor of the plaintiffs. Under the terms of the order, the Superior Court found that the act of the General Assembly that repealed the tax exemption on State and local government retirement benefits is null, void, and unenforceable and that retirement benefits which were vested before August 1989 are exempt from taxation. The North Carolina Attorney General intends to pursue an appeal from this order.

                 The North Carolina Attorney General's office estimates that the amount in controversy is approximately $40-$45 million annually for the tax years 1989 through 1991. In addition, it is anticipated that the decision reached in this case will govern the resolution of tax refund claims made by retired state and local government employees for taxes paid on retirement benefit income for tax years after 1991. Furthermore, if the order of the Superior Court is upheld, its provisions would apply prospectively to prevent future taxation of State and local government retirement benefits that were vested before August 1989.

         3. Fulton Case. The State's intangible personal property tax levied on certain shares of stock has been challenged by the plaintiff on grounds that it violates the United States Constitution Commerce Clause by discriminating against stock issued by corporations that do all or part of their business outside the State. The plaintiff in the action is a North Carolina corporation that does all or part of its business outside the State. The plaintiff seeks to invalidate the tax in





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
its entirety and to recover tax paid on the value of its shares in other corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year. The effect of this ruling is to increase collections by rendering all stock taxable on 100% of its value. The State and the plaintiff sought further appellate review. On December 9, 1994, the North Carolina Supreme Court ruled in favor of the State, reversing the decision of the Court of Appeals and upholding the tax on intangible personal property. The plaintiff's petition for review by the United States Supreme Court was granted. Oral argument is expected in Fall 1995 and a decision expected by mid-1996. Net collections from the tax for the fiscal year ended June 30, 1994 amounted to $127.6 million. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position. In April 1995, the North Carolina General Assembly repealed the State's intangible personal property tax, effective for taxable years beginning on or after January 1, 1995.

         In October 1993, the State issued a total of $194.7 million general obligation bonds (consisting of $87.5 million Prison and Youth Services Facilities Bonds, $61 million Public Improvement Refunding Bonds, $30.2 million Highway Refunding Bonds, and $16 million Clean Water Refunding Bonds). An additional $67.5 million general obligation bonds (Prison and Youth Services Facilities Bonds) were issued in November, 1993. On November 2, 1993, a total of $740 million general obligation bonds (consisting of $310 million University Improvement Bonds, $250 million Community College Bonds, $145 million Clean Water Bonds, and $35 million State Parks Bonds) were approved by the voters of the State. Pursuant to this authorization, the State issued $400 million general obligation bonds (Capital Improvement Bonds) in January, 1994. The proceeds of these Capital Improvement Bonds may be used for any purpose for which the proceeds of the University Improvement Bonds, Community College Bonds, and State Parks Bonds may be used (none of such proceeds may be used for Clean Water purposes). An additional $60 million general obligation bonds (Clean Water Bonds) were issued in September and October, 1994. The remaining $85 million general obligation bonds (Clean Water Bonds) were issued in June and July, 1995. The offering of the remaining $195 million of these authorized bonds is anticipated to occur over the next two years.

         Currently, Moody's Investors Service, Inc., Standard & Poor's Corporation, and Fitch Investors Service, Inc. rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively. See Appendix A.

         SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN VIRGINIA MUNICIPAL OBLIGATIONS. The Virginia Municipal Money Market

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Portfolio will invest primarily in Virginia Municipal Obligations.  For this reason, the Portfolio is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal, or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them.

         The Virginia Municipal Money Market Portfolio will invest primarily in Virginia Municipal Obligations. For this reason, the Portfolio is affected by political, economic, regulatory or other developments that constrain the taxing, revenue-collecting and spending authority of Virginia issuers or otherwise affect the ability of Virginia issuers to pay interest, principal, or any premium. The following information constitutes only a brief summary of certain of these developments and does not purport to be a complete description of them.

         The rate of economic growth in the Commonwealth of Virginia has increased steadily over the past decade. From 1984 to 1993, the Commonwealth's
4.8 percent rate of growth in per capita personal income was slightly ahead of the national rate of growth of 4.7 percent. During 1990 and 1992, Virginia's per capita personal income grew at a slightly lower rate than the U.S. average. Per capita income in Virginia has been consistently above national levels over the past decade and, in 1993, was $21,634 compared with the national level of $20,817. The services sector in Virginia generates the largest number of jobs, followed by wholesale and retail trade, government employment and manufacturing. Because of Virginia's proximity to Washington, D.C. and the concentration of military installations in the Commonwealth (the largest such concentration in the United States), the Federal government has a greater economic impact on Virginia relative to its size than on any of the other states except Alaska and Hawaii. It is unclear what effect the current efforts by the Federal government to restructure the defense budget will have on the long-term economic conditions of the Commonwealth.

         According to statistics published by the U.S. Department of Labor, the Commonwealth typically has one of the lowest unemployment rates in the nation. This is generally attributed to the balance among the various sectors represented in the economy. During 1993, an average of 5 percent of Virginians were unemployed as compared with the national average of 6.8 percent. At the same time, the population of the state has continued to grow over the last decade at a rate that is substantially higher than the national average. The rate of increase in such population growth has declined since reaching a high of 2.1 percent annually in 1987 and, in 1993, was approximately 1.8 percent.

         Virginia is one of twenty states with a right-to-work law and is generally regarded as having a favorable business climate marked by few strikes or work stoppages. Virginia is also one of the least unionized among the industrialized states.

Budget and Deficit Matters

         Virginia's state government operates on a two-year budget. The Constitution vests the ultimate responsibility and authority for levying taxes and appropriating revenue in the General Assembly, but the Governor has broad authority to manage the budgetary process. The budgetary process begins in May of even-numbered years, approximately 14 months before the start of a biennium when the Governor gives initial guidance to state agencies regarding base budgets, maximum employment levels and policy initiatives. By the following December, final revenue estimates are submitted by the Department of Taxation and reviewed by the Governor, the Advisory Board of Economists and the Advisory Council on Revenue Estimates. Final adjustments to revenues and services are then made, and a bill detailing the Governor's budget is prepared. The Governor is required by statute to present the budget bill and a narrative summary of the bill to the General Assembly by December 20 in the year immediately prior to each even-year session. In the odd-year sessions of the General Assembly, amendments are considered to the Appropriation Act of the previous year.

         Once an appropriation act becomes law, revenue collections and expenditures are constantly monitored by the Governor, assisted by the Secretary of Finance and the Department of Planning and Budget, to ensure that a balanced budget is maintained. If projected revenue collections fall below amounts appropriated at any time, the Governor must reduce expenditures and withhold allotments of appropriations (other than for debt service and other specified purposes) to restore balance. Up to 15 percent of a general fund appropriation to an agency may be withheld, if required.

         The Constitution further requires the Governor to ensure that expenses do not exceed anticipated total revenues plus fund balances during the two-and-a-half-year period following the end of the General Assembly session in which appropriations are made. An amendment to the Constitution, effective January 1, 1993, established a Revenue Stabilization Fund. This fund is used to offset a portion of anticipated shortfalls in revenues in years when appropriations based on initial forecasts exceed expected revenues in any subsequent forecast. The Revenue Stabilization Fund consists of an amount not to exceed 10 percent of the

Commonwealth's average annual tax revenues derived from taxes on income and retail sales as certified by the Auditor of Public Accounts for the three immediately preceding fiscal years. If in any year total revenues are forecasted to decline by more than two percent of the certified tax revenues collected in the most recently ended fiscal year, the General Assembly may appropriate an amount for transfer from the Revenue Stabilization Fund to the General Fund in an amount not to exceed one-half of the forecasted shortfall. Earnings in excess of the 10 percent cap are transferred to the General Fund as received.

         In fiscal year 1994, revenues increased six percent from the previous year, while total expenditures increased by 4.5 percent. Revenues exceeded expenditures by $731.2 million, an increase of 20 percent over fiscal year 1993.

Tax Matters

         General fund revenues are principally composed of direct taxes. In fiscal year 1994, approximately 94.9 percent of total tax revenues was derived from five major taxes imposed by the Commonwealth on individual and fiduciary income, sales and use, corporate income, public services corporations and premiums of insurance companies.

         Nongeneral revenues consist of all revenues not formally accounted for in the general fund. Included in this category are special taxes and user charges earmarked for specific purposes, the majority of institutional revenues and revenues from the sale of property and commodities, plus receipts from the Federal government.

         Approximately 50 percent of the nongeneral revenues consist of grants and donations from the Federal government, motor vehicle taxes and institutional revenues. Institutional revenues consist primarily of fees and charges collected by institutions of higher education, medical and mental hospitals and correctional institutions. Motor vehicle-related taxes include the motor vehicle fuel tax, a motor vehicle sales and use tax, oil excise tax, fees generated from driver's licenses, title registration, and motor vehicle registrations and other miscellaneous revenues.


Debt Management

         In September 1991, the Debt Capacity Advisory Committee was created by the Governor through an executive order. The committee is charged with annually estimating the amount of tax-supported debt that may prudently be authorized consistent with the financial goals, capital needs and policies of the

Commonwealth. The committee reviews the outstanding debt of all agencies, institutions, boards and authorities of the Commonwealth for which the Commonwealth has either a direct or indirect pledge of tax revenues or moral obligation. The committee released its first report in January 1992 and its second in January 1994.

         The Department of Planning and Budget has prepared a Six-Year Capital Outlay Plan for the Commonwealth. The Plan lists proposed capital projects, and it recommends how the proposed projects should be financed. More specifically, the Plan distinguishes between immediate demands and longer-term needs, assesses the state's ability to meet its highest priority needs and outlines approaches for addressing priorities in terms of costs, benefits and financing mechanisms.

         The Constitution of Virginia prohibits the creation of debt by or on behalf of the Commonwealth that is backed by the Commonwealth's full faith and credit, except as provided in Section 9 of Article X. Section 9 of Article X contains several different provisions for the issuance of general obligation and other debt:

         Section 9(a)(2) provides that the General Assembly may incur general obligation debt to meet certain types of emergencies, subject to limitations on amount and duration; to meet casual deficits in the revenue or in anticipation of the collection of revenues of the Commonwealth; and to redeem a previous debt obligation of the Commonwealth. Total indebtedness issued pursuant to this Section may not exceed 30 percent of an amount equal to 1.15 times the annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the preceding fiscal year.

         Section 9(b) provides that the General Assembly may authorize the creation of general obligation debt for capital projects. Such debt is required to be authorized by an affirmative vote of a majority of each house of the General Assembly and approved in a statewide election. The outstanding amount of such debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years less the total amount of bonds outstanding. The amount of 9(b) debt that may be authorized in any single fiscal year is limited to 25 percent of the limit on all 9(b) debt less the amount of 9(b) debt authorized in the current and prior three fiscal years.

         Section 9(c) provides that the General Assembly may authorize the creation of general obligation debt for revenue-producing capital projects (so-called "double-barrel" debt).

Such debt is required to be authorized by an affirmative vote of two-thirds of each house of the General Assembly and approved by the Governor. The Governor must certify before the enactment of the authorizing legislation and again before the issuance of the debt that the net revenues pledged are expected to be sufficient to pay principal of and interest on the debt. The outstanding amount of 9(c) debt is limited to an amount equal to 1.15 times the average annual tax revenues derived from taxes on income and retail sales, as certified by the Auditor of Public Accounts for the three preceding fiscal years. While the debt limits under Sections 9(b) and 9(c) are each calculated as the same percentage of the same average tax revenues, these debt limits are separately computed and apply separately to each type of debt.

         Based on individual, fiduciary and corporate income taxes and the state sales and use tax, as certified as of July 1, 1994, the debt limits and remaining debt margins under Article X, Section 9 are set forth below (in $ thousands).

Section 9(a)(2) General Obligation Debt Limit(5):
-------------------------------------------------
Debt Limit (30% of 1.15 times annual tax revenues for fiscal year 1994)                           $1,954,008
         Less Bonds Outstanding:  (none)                                                              -
                                                                                                  ----------
                          Debt Margin                                                             $1,954,008
                                                                                                  ==========

Section 9(b) General Obligation Debt Limit:
-------------------------------------------
Debt Limit (1.15 times average tax revenues for three fiscal years as calculated above)           $6,136,996
         Less Bonds Outstanding:
                 Public Facilities Bonds                                                             213,570
                 Transportation Facilities Refunding Bonds                                            71,825
                                                                                                  ----------
                          Debt Margin                                                             $5,851,601

Additional Section 9(b) Debt Borrowing Restriction:
Four-year authorization restriction (25% of 9(b) Debt Limit)                                      $1,534,249
         Less 9(b) Debt authorized in past three years                                               612,944
                                                                                                  ----------
                          Total Additional Borrowing Restriction (maximum amount
                          that could be authorized by the General Assembly)                         $921,305
                                                                                                  ==========


Section 9(c) General Obligation Debt Limit and Debt Margin
----------------------------------------------------------
Debt Limit (1.15 times average tax revenues for three fiscal years as calculated above)           $6,136,996
         Less Bonds Outstanding:
                 Parking Facilities                                                                   10,645
                 Transportation Facilities                                                            80,115
                 Higher Education Institutions                                                       406,427
                                                                                                  ----------
                          Debt Margin                                                             $5,639,809
                                                                                                  ==========


         Article X further provides in Section 9(d) that the restrictions of
Section 9 are not applicable to any obligation incurred by the Commonwealth or any of its institutions, agencies or authorities if the full faith and credit of the Commonwealth is not pledged or committed to the payment of such obligation. There are currently outstanding various types of such 9(d) revenue bonds. Certain of these bonds, however, are paid in part or in whole from revenues received as appropriations by the General Assembly from general tax revenues, while others are paid solely from revenues of the applicable project.

         The debt repayments of the Virginia Public Building Authority, the Virginia Port Authority, the Virginia College Building Authority Equipment Leasing Program and The Innovative Technology Authority are supported in large part by General Fund appropriations. Together, payments to these authorities totaled $87.3 million in fiscal year 1994.

         The Commonwealth Transportation Board ("CTB") in 1993 issued its $111,680,000 Transportation Contract Revenue Refunding Bonds to refund in full an earlier series of the same bonds issued to finance costs related to its Route 28 project. In 1989, CTB issued its $200,000,000 Transportation Revenue Bonds, Series 1989 (U.S. Route 58 Corridor Development Program). These bonds were refunded in part in 1993 by the issuance of CTB's $91,455,000 Transportation Revenue Refunding Bonds, Series 1993A (U.S. Route 58 Corridor Development Program). Additional costs of that program were financed through the issuance of CTB's $98,715,000 Transportation Revenue Bonds, Series 1993B (U.S. Route 58 Corridor Development Program). In August 1993, CTB also issued its $134,060,000 Transportation Revenue Bonds, Series 1993C (Northern Virginia Transportation District Program). These bonds are secured by and payable from funds appropriated by the General Assembly from the Transportation Trust Fund for such purpose. The Transportation Trust Fund was established by the General Assembly in 1986 as a special non-reverting fund administered and allocated by the Transportation Board to provide increased funding for construction, capital and other needs of state highways, airports, mass transportation and ports. The Virginia Port Authority has also issued bonds in the approximate amount of $106 million which are secured by a portion of the Transportation Trust Fund. The fund balance of the Transportation Trust Fund administered by the Transportation Board at June 30, 1994, was $278.9 million.

         The Commonwealth is also involved in numerous leases that are subject to appropriation of funding by the General Assembly. For all capital leases, the principal balance was $21.1 million as of June 30, 1993.

         The Commonwealth finances the acquisition of certain personal property and equipment through installment purchase agreements. The length of the agreements and the interest rates charged vary. In most cases, the agreements are collateralized by the personal property and equipment acquired.
Installment purchase agreements contain nonappropriation clauses indicating that continuation of the installment purchase is subject to funding by the General Assembly. The balance of installment purchase obligations was $48.3 million as of June 30, 1993.

         Bonds issued by the Virginia Housing Development Authority, the Virginia Resources Authority and the Virginia Public School Authority are designed to be self-supporting from their individual loan programs. A portion of the Virginia Housing Development Authority and Virginia Public School Authority bonds and all of the Virginia Resources Authority bonds are secured in part by a moral obligation pledge of the Commonwealth. Should the need arise, the Commonwealth may consider funding deficiencies in the respective debt service reserves for such moral obligation debt. To date, none of these authorities has advised the Commonwealth that any such deficiencies exist.

Local Government

         Local government in the Commonwealth is comprised of 95 counties, 41 incorporated cities, and 190 incorporated towns. The Commonwealth is unique among the several states in that cities and counties are independent, and their land areas do not overlap. Cities and counties are the units of general government that have traditionally provided all services not provided by the Commonwealth; they levy and collect their own taxes. On the other hand, towns constitute a part of the counties in which they are located; they levy and collect taxes for town purposes, but their residents are also subject to county taxes. The largest expenditure by local governments in the Commonwealth are for education, but local governments also provide other services such as water and sewer, police and fire protection and recreational facilities.

         According to figures prepared by the Auditor of Public Accounts of Virginia, the total outstanding general obligation and revenue debt of counties in the Commonwealth was approximately $4.1 billion as of June 30, 1993, most of which was borrowed for school construction. The amount of debt of Virginia's cities outstanding as of June 30, 1993, was approximately $3.6 billion, while towns had approximately $233 million outstanding as of June 30, 1993.


Pending Litigation

         On March 28, 1989, in Davis v. Michigan the United States Supreme Court declared unconstitutional a Michigan statute exempting from state income tax the retirement benefits paid to former workers by the state and local governments but not comparable benefits paid by the Federal government. At that time, Virginia exempted state and local but not Federal government benefits.

         Harper v. Department of Transportation is a suit by Federal retirees seeking refund of four years of state income taxes paid during the period from 1985 to 1988. On May 27, 1994, the Virginia Supreme Court agreed to hear Harper on appeal from the Alexandria Circuit Court. In a July 1994 special session, the Virginia General Assembly passed emergency legislation to provide payments to Federal retirees in settlement of the principal amount, excluding interest, of the retirees' claims for overpaid taxes. On July 26, 1994, in order to permit the settlement process to go forward, the Virginia Supreme Court granted a stay in the proceedings in Harper for six months or until further order of the Court, whichever occurred first.

         The settlement payments are to be made over a five-year period, commencing on March 31, 1995. The total amount of the proposed settlement is $340 million plus earnings on the investment of such amount that may be appropriated. These amounts will be paid to participating retirees in installments of $60 million on March 31, 1995, and $70 million on each succeeding March 31 through 1999, subject to appropriation by the General Assembly.

         Retirees who choose to accept and remain eligible to recover such taxes must have responded to the Department of Taxation by November 1, 1994.
By February 1, 1995, retirees must have signed and returned to the Tax Commissioner a settlement agreement releasing the Commonwealth from any further liability for claims arising out of such taxes and dismissing any related litigation to which the taxpayer is a party. The legislation also provides that in the event the total principal amount of the claims of taxpayers opting out of the settlement exceeds $20 million, the entire settlement is null and void unless reauthorized by the General Assembly on or before March 1, 1995. The estimated amount of such claims, including interest calculated as of December 31, 1993, is approximately $707.5 million.

         After the decision in Davis v. Michigan, the General Assembly amended applicable Virginia law to make all pensions taxable. On July 8, 1993, in Stepka v. Commonwealth several former state employees and one current state employee filed suit against the Commonwealth and the Department of Taxation in the Circuit Court of the City of Richmond claiming that legislature's response to Davis breached an implied contract not to tax state employees' pensions and seeking refunds for all such taxes paid. The Commonwealth and the Department have filed responsive pleadings. The case involves multiple plaintiffs with claims aggregating approximately $19.2 million as of June 1994. The outcome of this action cannot be predicted.

Current Rating

         Most recently, Moody's has rated the long-term general obligation bonds of the Commonwealth Aaa, and Standard & Poor's has rated such bonds AAA. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions.


         SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN NEW JERSEY MUNICIPAL OBLIGATIONS. The State of New Jersey and its political subdivisions, agencies and public authorities are authorized to issue two general classes of indebtedness: general obligation bonds and revenue bonds. Both classes of bonds may be included in the New Jersey Municipal Money Market Portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuer, backed by the issuer's taxing authority, without recourse to any special project or source of revenue. Special obligation or revenue bonds may be repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and generally are issued by entities without taxing power. Neither the State of New Jersey nor any of its subdivisions is liable for the repayment of principal or interest on revenue bonds except to the extent stated in the preceding sentences.

         General obligation bonds of the State are repaid from revenues obtained through the State's general taxing authority. An inability to increase taxes may adversely affect the State's ability to authorize or repay debt.

         Public authorities, private non-profit corporations, agencies and similar entities of New Jersey ("Authorities") are established for a variety of beneficial purposes, including economic development, housing and mortgage financing, health care facilities and public transportation. The Authorities are not operating entities of the State of New Jersey, but are separate legal entities that are managed independently. The State oversees the Authorities by appointing the governing boards, designating management, and by significantly influencing operations. The Authorities are not subject to New Jersey constitutional restrictions on the incurrence of debt, applicable to the State of New Jersey itself, and may issue special obligation or private activity bonds in legislatively authorized amounts.

         An absence or reduction of revenue will affect a bond-issuing Authority's ability to repay debt on special obligation bonds and no assurance can be given that sufficient revenues will be obtained to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

         Various Authorities have issued bonds for the construction of health care facilities, transportation facilities, office buildings and related facilities, housing facilities, pollution control facilities, water and sewage facilities and power and electric facilities. Each of these facilities may incur different difficulties in meeting its debt repayment obligations. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislatures to limit the costs of health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation.

         Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

         Some entities which financed facilities with proceeds of private activity bonds issued by the New Jersey Economic Development Authority, a major issuer of special obligation bonds, have defaulted on their debt service obligations. Because these special obligation bonds were repayable only from revenue received from the specific projects which they funded, the New Jersey Economic Development Authority was unable to repay the debt service to bondholders for such facilities. Each issue of special obligation bonds, however, depends on its own revenue for repayment, and thus these defaults should not affect the ability of the New Jersey Economic Development Authority to repay obligations on other bonds that it issues in the future.

         The State has, in the past, experienced a period of substantial economic growth with unemployment levels below the national average. Recently, however, the state has experienced an economic slowdown, and its unemployment rate has risen to the extent the State has lost its relative advantage over the nation. To the extent that any adverse conditions exist in the future which affect the obligor's ability to repay debt, the value of the Portfolio may be immediately and substantially affected.

         The following are cases presently pending or threatened in which the State has a potential for either a significant loss of revenue or a significant unanticipated expenditure: (i) several labor unions have challenged 1992 legislation mandating a revaluation of several public employee pension funds which resulted in a refund of $773 million in public employer contributions to the State and annual savings to the State of approximately $226 million for fiscal 1993 and thereafter; (ii) in June 1990, the State Supreme Court held the State's public school funding mechanism unconstitutional; legislation which was enacted to establish a new funding system has also been challenged; (iii) several cases filed in the State courts challenged the basis on which recoveries of certain costs for residents in State psychiatric hospitals and other facilities are shared between the State Department of Human Services and the

State's county governments, and certain counties are seeking the recovery from the Department of costs they have incurred for the maintenance of such residents; (iv) a lawsuit filed in the United States District Court in 1990 alleges that the State Department of Human Services has established unreasonably low Medicaid payment rates for long-term care facilities; (v) a number of taxpayers are seeking refunds of taxes paid to the Spill Compensation Fund, on the grounds, inter alia, that the State law is preempted by the Federal Superfund legislation; (vi) the 1990 Fair Automobile Insurance Reform Act has been challenged in several State court suits, including provisions in the Act dealing with the premium tax surtax which was intended to raise $300 million in 1993; (vii) a suit was filed in 1991 seeking to impose directly on the State the responsibility for funding the State's judicial system, which has been primarily funded by the counties; (viii) several union welfare benefit plans are challenging the State's hospital rate-setting system in a suit filed in United States District Court; the Court held in 1992 that certain provisions of the State system are preempted by Federal law; and (ix) the method by which various State agencies reduced their personnel has been challenged and the case is pending before the State Supreme Court.

         Although the Portfolio generally intends to invest its assets primarily in New Jersey Municipal Obligations rated within the two highest rating categories of an NRSRO, there can be no assurance that such ratings will remain in effect until such obligations mature or are redeemed or will not be revised downward or withdrawn. Such revisions or withdrawals may have an adverse affect on the market price of such securities.

ADDITIONAL INVESTMENT LIMITATIONS.

         In addition to the investment limitations disclosed in the Prospectuses, each Portfolio is subject to the investment limitations enumerated in this subsection which may be changed with respect to a particular Portfolio only by a vote of the holders of a majority of such Portfolio's outstanding shares (as defined below under "Miscellaneous"). The Master Portfolio's fundamental investment limitations are described separately.

         No Portfolio may:

                 1. Purchase or sell real estate, except that each Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

                 2. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

                 3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

                 4. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts and options on futures contracts.

                 5. Purchase securities of companies for the purpose of exercising control.

                 6. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in futures contracts and related options or a Portfolio's sale of securities short against the box, and (b) a Portfolio may obtain short-term credit as may be necessary for the clearance or purchases and sales of portfolio securities.

                 7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Portfolio may, to the extent appropriate to its investment policies, purchase securities (publicly traded securities in the case of each Money Market Portfolio) of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

                 8. Make loans, except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

                 9. Notwithstanding the investment limitations of the Index Equity Portfolio, the Index Equity Portfolio may invest all of its assets in shares of an open-end management investment company with substantially the same investment objective, policies and limitations as the Portfolio.

         Although the foregoing investment limitations would permit the Money Market Portfolios to invest in options, futures contracts and options on futures contracts, and to sell securities short against the box, those Portfolios do not currently intend to trade in such instruments or engage in such transactions during the next twelve months. Prior to making any such investments, a Money Market Portfolio would notify its shareholders and add appropriate descriptions concerning the instruments and transactions to its Prospectus.

         The investment limitations of the Master Portfolio, the Portfolio in which the Index Equity Portfolio invests all of its investable assets, are separate from those of the Index Equity Portfolio. The Master Portfolio may not:

         1. Invest in commodities or real estate, including limited partnership interests therein, although it may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;

         2. Make loans of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

         3. As to 75% of the total assets of the Master Portfolio, invest in the securities of any issuer (except obligations of the U.S. Government and its instrumentalities) if, as a result, more than 5% of the Master Portfolio's total assets, at market, would be invested in the securities of such issuer;

         4. Purchase or retain securities of an issuer if those officers and trustees of the Trust or officers and directors of the Trust's investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

         5. Borrow, except from banks and as a temporary measure for extraordinary or emergency purposes and then, in no event, in excess of 5% of the Master Portfolio's gross assets valued at the lower of market or cost; provided that it may borrow amounts not exceeding 33% of its net assets from banks and pledge not more than 33% of such assets to secure such loans;

         6. Pledge, mortgage, or hypothecate any of its assets to an extent greater than 10% of its total assets at fair market value, except as described in (5) above;

         7. Invest more than 10% of the value of its total assets in illiquid securities which include certain restricted securities, repurchase agreements with maturities of greater than seven days, and other illiquid investments;

         8. Engage in the business of underwriting securities issued by others;

         9. Invest for the purpose of exercising control over management of any company;

         10. Invest its assets in securities of any investment company, except in connection with a merger, acquisition of assets, consolidation or reorganization;

         11. Invest more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

         12. Acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of its total assets would be invested in securities of companies within such industry;

         13. Write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

         14. Purchase warrants; however, it may acquire warrants as a result of corporate actions involving its holdings of other equity securities;

         15.     Purchase securities on margin or sell short; or

         16.     Acquire more than 10% of the voting securities of any issuer.

Although (2) above prohibits cash loans, the Master Portfolio is authorized to lend portfolio securities. With respect to (7) above, pursuant to Rule 144A under the 1993 Act, the Master Portfolio may purchase certain unregistered (i.e. restricted) securities upon a determination that a liquid institutional market exists for the securities. If it is decided that a liquid market does exist, the securities will not be subject to the 10% limitation on holdings of illiquid securities stated in (7) above. While maintaining oversight, the Board of Trustees of the Trust has delegated the day-to-day function of making liquidity determinations to the Master Portfolio's Adviser. For Rule 144A securities to be considered liquid, there must be at least two dealers making a market in such securities. After purchase, the Board of Trustees of the Trust and the Master Portfolio's Adviser will continue to monitor the liquidity of Rule 144A securities.

                 For purposes of (12) above, utility companies will be divided according to their services; e.g., gas, gas transmission, electric and gas, electric, water and telephone will each be considered a separate industry.

                 [Because the structure of the Master Portfolio is based on the relative market capitalizations of eligible holdings, it is possible that the Master Portfolio might include at least 5% of the outstanding voting securities of one or more issuers. In such circumstances, the Trust and the issuer would be deemed "affiliated persons" under the Investment Company Act of 1940, and certain requirements of the Act regulating dealings between affiliates might become applicable.]


                             TRUSTEES AND OFFICERS

THE FUND

         The trustees and executive officers of the Fund, and their business addresses and principal occupations during the past five years, are:

                                                   PRINCIPAL OCCUPATION
NAME AND ADDRESS          POSITION WITH FUND       DURING PAST FIVE YEARS
----------------          ------------------       ----------------------

Philip E. Coldwell             Trustee             Economic Consultant;
Coldwell Financial                                 Chairman, Coldwell
Consultants                                        Financial Consultants;
3330 Southwestern Blvd.                            Director, Maxus Energy
Dallas, TX  75225                                  Corporation (energy
Age: 72                                            products) from 1989 to
                                                   1993; Director or Trustee
                                                   of Temporary Investment
                                                   Fund, Inc., Trust for
                                                   Federal Securities, and
                                                   Municipal Fund for
                                                   Temporary Investment.

Robert R. Fortune              Trustee             Financial consultant;
2920 Ritter Lane                                   Chairman, President and
Allentown, PA  18104                               Chief Executive Officer,
Age: 78                                            Associated Electric & Gas
                                                   Insurance Services Limited
                                                   from 1984 to 1993; Member
                                                   of the Financial Executives
                                                   Institute and American
                                                   Institute of Certified
                                                   Public Accountants;  Director,
                                                   Trustee or Managing General
                                                   Partner of a number of
                                                   investment companies advised
                                                   by PIMC; Director, Prudential
                                                   Utility Fund, Inc., Prudential
                                                   Structured Maturity Fund, Inc.
                                                   and Prudential IncomeVertible Fund,


                                                   Inc.; Director or Trustee of
                                                   Independence Square Income
                                                   Securities, Chestnut Street
                                                   Exchange Fund, Temporary
                                                   Investment Fund, Inc., and
                                                   Trust for Federal Securities.

Rodney D. Johnson                 Trustee          President, Fairmount
Fairmount Capital                                  Capital Advisors, Inc.
Advisers, Inc.                                     (financial advisers)
1435 Walnut Street                                 since 1987; Treasurer,
Philadelphia, PA  19102                            North Philadelphia Health
Age: 53                                            System (formerly Girard
                                                   Medical Center) from 1988
                                                   to 1992; Member, Board of
                                                   Education, School District
                                                   of Philadelphia, 1983 to
                                                   1988; Treasurer, Cascade
                                                   Aphasia Center, 1984 to
                                                   1988; Director or Trustee
                                                   of Temporary Investment
                                                   Fund, Inc., Trust for
                                                   Federal Securities, Municipal
                                                   Fund for Temporary Investment,
                                                   Municipal Fund for California
                                                   Investors, Inc. and Municipal
                                                   Fund for New York Investors, Inc.

G. Willing Pepper(1)           Chairman of         Retired; Chairman of the
128 Springton                   the Board          Board, Specialty
 Lake Road                     and President       Composites Corporation
Media, PA 19063                                    until May 1984;
Age: 86                                            Chairman of the Board,
                                                   The Institute for Cancer
                                                   Research until 1979;
                                                   Director, Philadelphia
                                                   National Bank until 1978;
                                                   President, Scott Paper
                                                   Company from 1971 to
                                                   1973; Director, Marmon
                                                   Group, Inc. until April


--------------------
1. This trustee may be deemed an "interested person" of the Fund as defined in the 1940 Act.

                                                   1986; Director, Trustee
                                                   or Managing General
                                                   Partner of a number of
                                                   investment companies
                                                   advised by PIMC.




Anthony M. Santomero              Trustee          Deputy Dean from
310 Keithwood Road                                 1990 to 1994, Richard
Wynnewood, PA  19096                               K. Mellon Professor
Age:  48                                           of Finance since April
                                                   1984, Director, Wharton
                                                   Financial Institutions
                                                   Center, since July 1995,
                                                   and Dean's Advisory Council
                                                   Member since July 1984,
                                                   The Wharton School,
                                                   University of Pennsylvania;
                                                   Associate Editor, Journal
                                                   of Banking and Finance
                                                   since June 1978; Associate
                                                   Editor, Journal of Economics
                                                   and Business since October
                                                   1979; Associate Editor, Journal
                                                   of Money, Credit and Banking
                                                   since January 1980; Research
                                                   Associate, New York University
                                                   Center for Japan-U.S. Business
                                                   and Economic Studies since
                                                   July 1989; Editorial Advisory
                                                   Board, Open Economics Review
                                                   since November 1990; Director,
                                                   The Zweig Fund and The Zweig
                                                   Total Return Fund; Director or
                                                   Trustee of Temporary Investment
                                                   Fund, Inc., Trust for Federal
                                                   Securities, Municipal Fund for
                                                   Temporary Investment, Municipal
                                                   Fund for California Investors,
                                                   Inc., Municipal Fund for New
                                                   York Investors, Inc., and


                                                   Provident Institutional Fund.

David R. Wilmerding, Jr.          Vice-Chairman    President, Gates,
One Aldwyn Center                 of the Board     Wilmerding, Carper &
Villanova, PA  19085                               Rawlings, Inc.
Age: 60                                            (investment advisers)
                                                   since February 1989;
                                                   Director, Beaver
                                                   Management Corporation;
                                                   Until September 1988,
                                                   President, Treasurer and
                                                   Trustee, The Mutual
                                                   Assurance Company; Until
                                                   September 1988, Chairman,
                                                   President Treasurer and
                                                   Director, The Green Tree
                                                   Insurance Company (a
                                                   wholly-owned subsidiary
                                                   of The Mutual Assurance
                                                   Company); Until September
                                                   1988, Director, Keystone
                                                   State Life Insurance
                                                   Company; Director,
                                                   Trustee or Managing
                                                   General Partner of a
                                                   number of investment
                                                   companies advised by PIMC.

Edward J. Roach                   Treasurer        Certified Public
400 Bellevue Parkway              and Vice-        Accountant; Partner of
Suite 100                         President        the accounting firm of
Wilmington, DE  19809                              Main Hurdman until 1981;
Age: 71                                            Vice Chairman of the
                                                   Board, Fox Chase Cancer
                                                   Center; Trustee Emeritus,
                                                   Pennsylvania School for
                                                   the Deaf; President,
                                                   Vice President and/or
                                                   Treasurer of a number
                                                   of investment companies
                                                   advised by PIMC.

Morgan R. Jones                   Secretary        Partner in the law
Philadelphia National                              firm of Drinker Biddle &
  Bank Building                                    Reath, Philadelphia,
1345 Chestnut Street                               Pennsylvania.
Philadelphia, PA 19107-3496
Age: 55


         The Fund pays trustees who are not affiliated with PNC Institutional Management Corporation ("PIMC") or Provident Distributors, Inc. ("PDI" or "Distributor") $5,500 annually and $500 per meeting of the Board or any committee thereof that is not held in conjunction with a Board meeting (subject to a cap of $6,000 per year for such meeting fees), and pays the Chairman an additional $5,000 annually. Trustees who are not affiliated with PIMC or the Distributor are reimbursed for any expenses incurred in attending meetings of the Board of Trustees or any committee thereof. No officer, director or employee of PIMC, Provident Capital Management, Inc. ("PCM"), PNC Bank, National Association ("PNC Bank"), BlackRock Financial Management, Inc. ("BlackRock"), PNC Equity Advisors Company ("PEAC"), PFPC Inc. ("PFPC"), Provident Distributors, Inc. (formerly, MFD Group, Inc.) ("PDI" and, collectively with PFPC, the "Administrators") or the Distributor currently receives any compensation from the Fund. Drinker Biddle & Reath, of which Mr. Jones is a partner, receives legal fees as counsel to the Fund. As of the date of this Statement of Additional Information, the trustees and officers of the Fund, as a group, owned less than 1% of the outstanding shares of each Portfolio.

         The table below sets forth the compensation actually received from the Fund Complex of which the Fund is a part by the trustees for the fiscal year ended September 30, 1995:





                                                        PENSION OR                                      TOTAL COMPENSATION
  NAME OF PERSON,                 AGGREGATE             RETIREMENT BENEFITS     ESTIMATED ANNUAL        FROM REGISTRANT AND
                                  COMPENSATION FROM     ACCRUED AS PART OF      BENEFITS UPON           FUND COMPLEX1 PAID
  POSITION                        REGISTRANT            FUND EXPENSES           RETIREMENT              TO TRUSTEES
  ---------------                 ----------                 --------           ----------              -----------
  Philip E. Coldwell, Trustee              $                     n/a                     n/a                  (_)(2) $

  Robert R. Fortune, Trustee               $                     n/a                     n/a                  (_)(2) $

  Rodney D. Johnson, Trustee               $                     n/a                     n/a                  (_)(2) $
  G. Willing Pepper, Chairman              $                     n/a                     n/a                  (_)(2) $
  of the Board and President

  Anthony M. Santomero,                    $                     n/a                     n/a                  (_)(2) $
  Trustee

  David R. Wilmerding, Jr.,                $                     n/a                     n/a                  (_)(2) $
  Trustee

THE TRUST

         The names, ages and addresses of the trustees and officers of the Trust and a brief statement of their present positions and principal occupations during the past five years is set forth below. As used below, "DFA Entities" refers to the following: Dimensional Fund Advisors Inc., Dimensional Fund Advisors Ltd., DFA Australia Pty. Limited, DFA Investment Dimensions Group Inc. (Registered Investment Company), Dimensional Emerging Markets Fund Inc. (Registered Investment Company), Dimensional Investment Group Inc. (Registered Investment Company) and DFA Securities Inc.

Trustees





                 --------------------
          1. A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies.

          2. Total number of such other investment companies trustee serves on within the Fund Complex.

  David G. Booth*               Trustee, President and           President, Chairman-Chief Executive Officer and Director of
  Santa Monica, CA              Chairman-Chief Executive         all DFA Entities, except Dimensional Fund Advisors Ltd., of
  Age:  48                      Officer                          which he is Chairman and Director

  George M. Constantinides      Trustee                          Leon Carroll Marshall Professor of Finance, Graduate School
  Chicago, IL                                                    of Business, University of Chicago.  Director, DFA
  Age:  47                                                       Investment Dimensions Group Inc., Dimensional Investment
                                                                 Group Inc. and Dimensional Emerging Markets Fund Inc.

  John P. Gould                 Trustee                          Distinguished Service Professor of Economics, Graduate
  Chicago, IL                                                    School of Business, University of Chicago.  Trustee, First
  Age:  56                                                       Prairie Funds (Registered Investment Company).  Director,
                                                                 DFA Investment Dimensions Group Inc., Dimensional Investment
                                                                 Group Inc., Dimensional Emerging Markets Fund Inc. and
                                                                 Harbor Investment Advisors.

  Roger G. Ibbotson             Trustee                          Professor in Practice of Finance, Yale School of Management.
  New Haven, CT                                                  Director, DFA Investment Dimensions Group Inc., Dimensional
  Age:  52                                                       Investment Group Inc., Dimensional Emerging Markets Fund
                                                                 Inc., Hospital Fund, Inc. (investment management services)
                                                                 and Birr Portfolio Analysis, Inc. (software products).
                                                                 Chairman, Institute Study of Securities Markets.  Chairman
                                                                 and President, Ibbotson Associates, Inc., Chicago, IL
                                                                 (software, data, publishing and consulting).

  Merton H. Miller              Trustee                          Robert R. McCormick Distinguished Service Professor
  Chicago, IL                                                    Emeritus, Graduate School of Business, University of
  Age:  72                                                       Chicago.  Director, DFA Investment Dimensions Group Inc.,
                                                                 Dimensional Investment Group Inc. and Dimensional Emerging
                                                                 Markets Fund Inc.


  Myron S. Scholes              Trustee                          Frank E. Buck Professor of Finance, Graduate School of
  Greenwich, CT                                                  Business and Professor of Law, Law School, Senior Research
  Age:  54                                                       Fellow, Hoover Institution, (all) Stanford University.
                                                                 Director, DFA Investment Dimensions Group Inc., Dimensional
                                                                 Investment Group Inc., Dimensional Emerging Markets Fund
                                                                 Inc., Benham Capital Management Group of Investment
                                                                 Companies and Smith Breedon Group of Investment Companies.
                                                                 Limited Partner, Long-Term Capital Management L.P. (money
                                                                 manager).

  Rex A. Sinquefield*           Trustee, Chairman and Chief      Chairman, Chief Investment Officer and Director of all DFA
  Santa Monica, CA              Investment Officer               Entities, except Dimensional Fund Advisors Ltd., of which he
  Age:  50                                                       is Chairman, Chief Executive Officer and Director.

  *Interested Trustees of the
  Trust.
  -------------------


  Officers
  --------
  Arthur Barlow                 Vice President                   Vice President of all DFA Entities.
  Santa Monica, CA
  Age:  39

  Maureen Connors               Vice President                   Vice President of all DFA Entities.
  Santa Monica, CA
  Age:  58

  Robert Deere                  Vice President                   Vice President of all DFA Entities.
  Santa Monica, CA
  Age:  37

  Irene R. Diamant              Vice President,                  Vice President and Secretary of all DFA Entities.  Associate
  Santa Monica, CA              Secretary                        attorney, Cahill Gordon & Reindel from 1987 to 1991.
  Age:  45

  Eugene Fama, Jr.              Vice President                   Vice President of all DFA Entities.
  Santa Monica, CA
  Age:  34

  David Plecha                  Vice President                   Vice President of all DFA Entities.  Assistant Vice
  Santa Monica, CA                                               President, Leland O'Brien Rubenstein Associates, Los
  Age:  33                                                       Angeles, CA from 1987 to 1989.

  George Sands                  Vice President                   Vice President of all DFA Entities.  Managing Director,
  Santa Monica, CA                                               Assets Strategy Consulting, Los Angeles, CA from 1991 to
  Age:  39                                                       1992 and previously Vice President of Wilshire Associates,
                                                                 Santa Monica, CA.

  Michael T. Scardina           Vice President,                  Vice President, Chief Financial Officer, Controller and
  Santa Monica, CA              Chief Financial Officer,         Treasurer of all DFA Entities.
  Age:  39                      Controller and Treasurer

  Cem Severoglu                 Vice President                   Vice President of all DFA Entities.
  Santa Monica, CA
  Age:  32

  Jeanne C. Sinquefield,        Executive Vice President         Executive Vice President of all DFA Entities.
  Ph.D.
  Santa Monica, CA
  Age:  48

Rex A. Sinquefield, Trustee, Chairman and Chief Investment Officer of the Trust and Jeanne C. Sinquefield, Executive Vice President of the Trust, are husband and wife.


         Set forth below is a table listing, for each trustee of the Trust entitled to receive compensation, the compensation received from the Trust during the fiscal year ended November 30, 1994 and the total compensation received from all four registered investment companies for which Dimensional Fund Advisers Inc. ("DFA") served as investment adviser during that same fiscal year.


                                                     Aggregate                                Total Compensation
                                                   Compensation                                 from Trust and
  Trustee                                          from Trust                                   Trust Complex
  -------                                          ------------                                 -------------

  George M. Constantinides                            $5,125                                       $30,750

  John P. Gould                                       $5,125                                       $30,750

  Roger G. Ibbotson                                   $5,125                                       $30,750

  Merton H. Miller                                    $5,000                                       $30,000

  Myron S. Scholes                                    $4,000                                       $24,000


                 SHAREHOLDER AND TRUSTEE LIABILITY OF THE FUND

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Fund's Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Fund for the acts or obligations of the Fund, and that every note, bond, contract, order or other undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his being or having been a shareholder and not because of his acts or omissions or some other reason. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund, and shall satisfy any judgment thereon.

         The Declaration of Trust further provides that all persons having any claim against the trustees or Fund shall look solely to the trust property for payment; that no trustee of the Fund shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Fund; and that no trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Fund will indemnify officers, representatives and employees of the Fund to the same extent that trustees are entitled to indemnification.


                      INVESTMENT ADVISORY, ADMINISTRATION,
                    DISTRIBUTION AND SERVICING ARRANGEMENTS

         ADVISORY AND SUB-ADVISORY AGREEMENTS. The advisory and sub-advisory services provided by PIMC, BlackRock, PCM, PEAC, PNC Bank and, with respect to the Master Portfolio, Dimensional Fund Advisors Inc. ("DFA") and the fees received by each of them for such services are described in the Prospectuses. As stated in the Prospectuses, PIMC may from time to time voluntarily waive its advisory fees with respect to a Portfolio and may voluntarily reimburse Portfolios for expenses. In addition, if the total expenses borne by any Portfolio in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, PIMC and the Administrators with respect to the Index Equity Portfolio, the Administrators will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them for such year. Such amount, if any, will be estimated and accrued daily and paid on a monthly basis. As of the date of this Statement of Additional Information, to the knowledge of the Fund, there were no state expense limitations more restrictive than the following: 2 1/2% of the first $30 million of average annual net assets, 2% of the next $70 million of average annual net assets, and 1/2% of average annual net assets in excess of $100 million.

         PIMC renders advisory services to each of the Portfolios, except the Index Equity Portfolio, pursuant to an Investment Advisory Agreement. PCM renders sub-advisory services to the Value Equity, Small Cap Value Equity, International Equity, International Fixed Income and International Emerging Markets Portfolios pursuant to Sub-Advisory Agreements. PNC Bank renders sub-advisory services to the Money Market, Government Money Market, Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, New Jersey Municipal Money Market, Balanced and Tax-Free Income Portfolios pursuant to Sub-Advisory Agreements. BlackRock renders sub-advisory services to the Managed Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond and Government Income Portfolios pursuant to Sub-Advisory Agreements. PEAC renders sub-advisory services to the Growth Equity, Small Cap Growth Equity and Core Equity Portfolios pursuant to Sub-Advisory Agreements. DFA renders advisory services to the Master Portfolio, the investment company in which the Index Equity Portfolio invests all of its assets, pursuant to an Investment Management Agreement. These Advisory and Sub-Advisory Agreements are collectively referred to as the "Advisory Contracts." From December 1, 1992 (commencement of operations) to March 29, 1995, PNC Bank, Ohio, National Association ("PNC Bank Ohio") served as sub-adviser to the Ohio Tax-Free Income Portfolio. From November 1, 1989 (commencement of operations) to May 8, 1992, PNC Bank Ohio served as sub-adviser to the Municipal Money Market Portfolio. From November 1, 1989 (commencement of operations) to September 10, 1993, PNC Bank Ohio served as sub-adviser to the Managed Income and Growth Equity Portfolios. From April 20, 1992 (commencement of operations) to July 22, 1992, Advanced Investment Management, Inc. and from July 23, 1993 to December __, 1995, PEAC served as sub-adviser to the Index Equity Portfolio. From April 20, 1992 to September 10, 1993, PCM served as sub-adviser to the Intermediate Government Portfolio. From July 23, 1992 to March 29, 1995, PNC Bank served as sub-adviser to the Index Equity Portfolio. From September 11, 1993 to March 29, 1995, PNC Bank served as sub-adviser to the Managed Income, Intermediate Government and Growth Equity Portfolios. From December 1, 1992 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Ohio Tax-Free Income and Pennsylvania Tax-Free Income Portfolios. From September 1, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Short-Term Bond Portfolio. From September 13, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Core Equity Portfolio. From September 14, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Small Cap Growth Equity Portfolio. From September 17, 1993 (commencement of operations) to March 29, 1995, PNC Bank served as sub-adviser to the Intermediate-Term Bond Portfolio. From May 14, 1990 (commencement of operations) to July 1, 1995, PNC Bank served as sub-adviser to the Tax-Free Income Portfolios.

         Under the Advisory Contracts, PIMC, PCM, PEAC, PNC Bank, and BlackRock are not liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Advisory Contracts. Under the Advisory Contracts, PIMC, PCM, PEAC, PNC Bank, BlackRock and DFA are liable for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder. Each of the Advisory Contracts (except the Advisory Contract relating to the Master Portfolio) is terminable as to a Portfolio by vote of the Fund's Board of Trustees or by the holders of a majority of the outstanding voting securities of the relevant Portfolio, at any time without penalty, on 60 days' written notice to PIMC, PCM, PEAC, PNC Bank or BlackRock, as the case may be. PIMC, PCM, PEAC, PNC Bank, BlackRock may also terminate their advisory relationship with respect to a Portfolio, on 60 days' written notice to the Fund. The Advisory Contract relating to the Master Portfolio is terminable by vote of the Trust's Board of Trustees or by the holders of a majority of the outstanding voting securities of the Master Portfolio at any time without penalty on 60 days' written notice to DFA. DFA may also terminate its advisory relationship with respect to the Master Portfolio on 90 days' written notice to the Trust. Each of the Advisory Contracts terminates automatically in the event of its assignment.

         For the year ended September 30, 1994, the Fund paid advisory fees to PIMC, after waivers, of $951,230, $171,405, $281,771, $6,724, $42,612, $0,
$1,398,343, $0, $368,546, $0, $49,646, $36,893, $131,294, $2,306,672, $467,637,
$55,825,

$303,169, $28,392, $890,883, $1,408,053 and $470,579 with respect to the Money
Market, Municipal Money Market, Government Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond, Value Equity, Growth Equity, Small Cap Growth Equity, Core Equity, Index Equity, Small Cap Value Equity, International Equity and Balanced Portfolios. For that year, PIMC waived advisory fees of $3,359,847, $599,920, $986,201, $217,938, $336,382, $249,914, $599,290, $47,655, $552,819, $35,709, $227,003,
$137,696, $206,071, $865,002, $175,364, $160,320, $113,689, $376,934, $197,974,
$477,733 and $202,166 for such respective Portfolios, and reimbursed the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Tax-Free Income, Ohio Tax-Free Income and Pennsylvania Tax-Free Income Portfolios for certain operational expenses totalling $20,660, $19,022, $26,804, $35,898, $35,496, and $9,645, respectively. For the period from commencement of operations (July 25, 1994 for the Virginia Municipal Money Market Portfolio and June 17, 1994 for the International Emerging Market Portfolio) through September 30, 1994, the Fund paid advisory fees to PIMC, after waivers, of $0 and $7,672 with respect to the Virginia Municipal Money Market and International Emerging Markets Portfolios, respectively. For the same periods, PIMC waived advisory fees of $8,925 and $16,051 for such respective Portfolios, and reimbursed the Virginia Municipal Money Market Portfolio for certain operational expenses totalling $4,816.

         For the year ended September 30, 1993, the Fund paid advisory fees to PIMC, after waivers, of $2,899,093, $509,475, $601,820, $1,522,695, $0,
$594,202, $1,996,726, $400,652, $212,413, $564,065, $598,040 and $124,556 for
the Money Market, Municipal Money Market, Government Money Market, Managed Income, Tax-Free Income, Intermediate Government, Value Equity, Growth Equity, Index Equity, Small Cap Value Equity, International Equity and Balanced Portfolios, respectively. For that year, PIMC waived advisory fees of $815,911, $131,249, $195,459, $87,513, $43,457, $77,301, $108,242, $31,912,
$161,606, $34,794, $47,134 and $45,203 for such respective Portfolios, and reimbursed the Tax-Free Income Portfolio for certain operational expenses totalling $7,314. For the period from commencement of operations (December 1, 1992 for each of the Ohio Tax-Free Income and Pennsylvania Tax-Free Income Portfolios; May 3, 1993 for the North Carolina Municipal Money Market Portfolio; June 1, 1993 for each of the Ohio Municipal Money Market and Pennsylvania Municipal Money Market Portfolios; September 1, 1993 for the Short-Term Bond Portfolio; September 13, 1993 for the Core Equity Portfolio; September 14, 1993 for the Small Cap Growth Equity Portfolio; and September 17, 1993 for the Intermediate-Term Bond Portfolio) to September 30, 1993, the Fund paid advisory fees to

PIMC, after waivers, of $0, $0, $0, $0, $0, $0, $5,432, $0 and $14,325 for the
Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond, Small Cap Growth Equity and Core Equity Portfolios, respectively. For the same periods, PIMC waived advisory fees of $28,953, $18,117, $47,085, $8,781, $87,528, $2,078, $5,432,
$2,773 and $5,372 for such respective Portfolios, and reimbursed the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Ohio Tax-Free Income, Pennsylvania Tax-Free Income and Short-Term Bond Portfolios for certain operational expenses totalling $8,630, $11,411, $11,729, $20,906, $19,064 and $1,349, respectively.

         For the year ended September 30, 1992, the Fund paid advisory fees to PIMC, after waivers, of $2,526,929, $495,175, $706,211, $303,330, $8,166,
$815,088 and $0 for the Money Market, Municipal Money Market, Government Money Market, Growth Equity, Balanced, Managed Income and Tax-Free Income Portfolios, respectively. For that year, PIMC waived advisory fees of $315,866, $61,909, $88,276, $6,541, $26,089 and $22,281 for the Money Market, Municipal Money Market, Government Money Market, Growth Equity, Balanced and Tax-Free Income Portfolios, respectively, and reimbursed the Tax-Free Income Portfolio for certain operational expenses totalling $19,415. For the period from commencement of operations (April 13, 1992 for the Small Cap Value Equity Portfolio, April 20, 1992 for the Value Equity, Index Equity and Intermediate Government Portfolios and April 27, 1992 for the International Equity Portfolio) to September 30, 1992, the Fund paid advisory fees to PIMC, after waivers, of $786,513, $88,130, $177,897, $187,950 and $208,451, for the Value
Equity, Index Equity, Small Cap Value Equity, International Equity and Intermediate Government Portfolios, respectively. For the same periods, PIMC waived advisory fees of $67,979, $4,597, $3,247 and $178 for the Index Equity, Small Cap Value Equity, International Equity and Intermediate Government Portfolios, respectively.

         For the year ended September 30, 1994, PIMC paid sub-advisory fees to the specified Portfolios' sub-adviser, after waivers, of $0, $0, $0, $0, $0, $0, $1,198,580, $0, $276,410, $0, $33,198, $36,893, $97,470, $2,018,338,
$409,182, $55,825, $265,273, $28,392, $791,896, $1,257,191, and $409,420 with respect to the Money Market, Municipal Money Market, Government Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond, Value Equity, Growth Equity, Small Cap Growth Equity, Core Equity, Index Equity, Small Cap Value Equity,

International Equity and Balanced Portfolios. For that year, such sub-advisers waived sub-advisory fees of $479,008, $85,703, $140,886, $24,962, $42,110,
$27,768, $199,763, $33,359, $368,546, $24,996, $160,456, $85,319, $138,685,
$288,334, $58,455, $101,371, $37,896, $275,602, $0, $251,438, and $79,849 for
such respective Portfolios. For the period from commencement of operations (July 25, 1994 for the Virginia Municipal Money Market Portfolio and June 17, 1994 for the International Emerging Markets Portfolio) through September 30, 1994, PIMC paid sub-advisory fees to the specified Portfolios' sub-adviser, after waivers, of $0 and $6,723 with respect to the Virginia Municipal Money Market and International Emerging Markets Portfolios, respectively. For the same periods, such sub-advisers waived sub-advisory fees of $992 and $14,153 for such respective Portfolios.

         For the year ended September 30, 1993, PIMC paid sub-advisory fees to the specified Portfolios' sub-adviser, after waivers, of $0, $0, $0, $1,065,887, $0, $415,941, $1,452,164, $291,383, $159,310, $410,229, $478,432
and $90,586 for the Money Market, Municipal Money Market, Government Money Market, Managed Income, Tax-Free Income, Intermediate Government, Value Equity, Growth Equity, Index Equity, Small Cap Value Equity, International Equity and Balanced Portfolios, respectively. For that year, such sub-advisers waived sub-advisory fees of $412,778, $71,192, $88,587, $61,259, $30,420, $54,111,
$78,721, $25,967, $121,205, $25,305, $37,707 and $32,875 for such respective
Portfolios. For the period from commencement of operations to September 30, 1993, the Fund paid sub-advisory fees to the specified Portfolios' sub-adviser, after waivers, of $0, $0, $0, $0, $0, $0, $3,802, $0 and $10,418 for the Ohio
Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond, Small Cap Growth Equity and Core Equity Portfolios, respectively. For the same periods, such sub-advisers waived sub-advisory fees of $3,217, $2,013, $5,232, $6,147, $61,270, $1,456,
$3,802, $2,017 and $3,906 for such respective Portfolios. For the period from October 1, 1992 to September 10, 1993, PIMC paid sub-advisory fees of $1,017,364 and $274,275 to PNC Bank Ohio for the Managed Income and Growth Equity Portfolios, respectively. For the period from October 1, 1992 to September 10, 1993, PIMC paid sub-advisory fees of $397,885 to PCM with respect to the Intermediate Government Portfolio.

         For the year ended September 30, 1992, PIMC paid sub-advisory fees to the specified Portfolios' sub-adviser, after waivers, of $0, $0, $220,604, $5,939, $0 and $570,562, for the Money Market, Government Money Market, Growth Equity, Balanced, Tax-Free Income and Managed Income Portfolios, respectively. For that year, such sub-advisers waived sub-advisory fees of

$315,866, $88,276, $4,757, $18,974 and $15,597 for the Money Market, Government
Money Market, Growth Equity, Balanced and Tax-Free Income Portfolios, respectively. For the period from commencement of operations to September 30, 1992, PIMC paid sub-advisory fees to the specified Portfolios' sub-adviser, after waivers, of $572,004, $129,380, $150,360 and $145,916 for the Value
Equity, Small Cap Value Equity, International Equity and Intermediate Government Portfolios, respectively. For the same periods, the specified Portfolios' sub-adviser waived sub-advisory fees of $3,343, $2,598 and $125, for the Small Cap Value Equity, International Equity and Intermediate Government Portfolios, respectively. For the period from October 1, 1991 to May 8, 1992 for the Tax-Free Money Market Portfolio and the period April 20, 1992 to July 22, 1992 for the Index Equity Portfolio, PIMC paid sub-advisory fees to the particular Portfolio's sub-adviser, after waivers, of $192,992 and $35,282, respectively, and such sub-advisers waived sub-advisory fees of $0 and $30,027, respectively. Such sub-advisory fees have no effect on the advisory fees payable by each Portfolio to PIMC.

         For the services it provides as investment adviser to the Master Portfolio, DFA is paid a monthly fee calculated as a percentage of average net assets of the Master Portfolio. For the fiscal years ending November 30, 1993 and 1994, the Master Portfolio paid advisory fees to DFA totalling $7,231 and $11,000, respectively. The Index Equity Portfolio did not invest in the Master Portfolio during such periods. The Master Portfolio is currently seeking shareholder approval of a new investment management agreement with DFA. It is anticipated that the Master Portfolio's sole shareholder will approve the new agreement and that the advisory and other operating expenses of the Index Equity Portfolio will be consistent with the expenses described in the Index Equity Portfolio's Prospectus. If the Master Portfolio's shareholder fails to approve the new agreement, the directors of the current shareholder will consider appropriate action.

         ADMINISTRATION AGREEMENTS. The Administrators serve as the Fund's co-administrators pursuant to an Administration Agreement (the "Administration Agreement"). The Administrators have agreed to maintain office facilities for the Fund, furnish the Fund with statistical and research data, clerical, accounting, and bookkeeping services, and certain other services required by the Fund.

         The Administration Agreement provides that the Administrators will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or a Portfolio in connection with the performance of the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard of their respective duties and obligations thereunder.

         PFPC serves as the administrative services agent for the Master Portfolio pursuant to an Administration and Accounting Services Agreement. The services provided by PFPC are subject to supervision by the executive officers and the Board of Trustees of the Trust, and include day-to-day keeping and maintenance of certain records, calculation of the offering price of the shares, preparation of reports and acting as liaison with the Trust's custodians and dividend disbursing agents. PFPC also charges each investor in the Master Portfolio a monthly fee of $1,000.

         For the year ended September 30, 1994, the Fund paid the Administrators combined administration fees, after waivers, of $803,349, $42,931, $132,901, $2,241, $11,758, $0, $521,204, $0, $186,742, $0, $19,858,
$14,758, $52,518, $1,075,209, $128,262, $20,166, $52,164, $27,115, $354,486,
$502,876 and $125,112 with respect to the Money Market, Municipal Money Market, Government Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond, Value Equity, Growth Equity, Small Cap Growth Equity, Core Equity, Index Equity, Small Cap Value Equity, International Equity and Balanced Portfolios. For that year, the Administrators waived combined administration fees of $541,066, $214,178, $289,756, $72,646, $114,573, $83,304, $277,849, $19,062, $181,804, $14,284,
$90,020, $55,078, $82,428, $61,908, $105,557, $58,432, $99,421, $378,211,
$41,462, and $119,522 with respect to the Money Market, Municipal Money Market, Government Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond, Value Equity, Growth Equity, Small Cap Growth Equity, Core Equity, Index Equity, Small Cap Value Equity and Balanced Portfolios, respectively, and reimbursed the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Tax-Free Income, Ohio Tax-Free Income, and Pennsylvania Tax-Free Income Portfolios for certain operational expenses totalling $6,887, $6,340, $8,934, $14,359, $14,199 and $3,858, respectively. For the period from commencement of operations (July 25, 1994 for the Virginia Municipal Money Market Portfolio and June 17, 1994 for the International Emerging Markets Portfolio) through September 30, 1994, the Fund paid Administrators combined administration fees, after waivers, of $0 and $1,259 with respect to the Virginia Municipal Money Market and International Emerging Market Portfolios, respectively. For the same periods, the Administrators waived combined administration fees of $2,975 and $2,537 for such respective Portfolios, and reimbursed the

Virginia Municipal Money Market Portfolio for certain operational expenses totalling $1,605.

         For the period from February 1, 1993 to September 30, 1993, the Fund paid the Administrators combined administration fees, after waivers, of $674,120, $117,768, $157,519, $397,750, $0, $167,611, $0, $0, $528,584,
$101,208, $195,736, $156,048, $123,924 and $44,667 for the Money Market,
Municipal Money Market, Government Money Market, Managed Income, Tax-Free Income, Intermediate Government, Pennsylvania Tax-Free Income, Ohio Tax-Free Income, Value Equity, Growth Equity, Index Equity, Small Cap Value Equity, International Equity and Balanced Portfolios, respectively. For that period, the Administrators waived combined administration fees of $101,509, $21,036, $30,288, $87,513, $11,914, $24,673, $85,754, $8,757, $9,382, $12,879, $59,581,
$5,441, $6,477 and $8,046 for such respective Portfolios, and reimbursed the Pennsylvania Tax-Free Income and Ohio Tax-Free Income Portfolios for certain operational expenses totalling $5,766 and $6,515, respectively. For the period from commencement of operations to September 30, 1993, the Fund paid the Administrators combined administration fees, after waivers, of $0, $0, $0, $0, $1,262, $173 and $4,722 for the Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Short-Term Bond, Intermediate-Term Bond, Small Cap Growth Equity and Core Equity Portfolios, respectively. For the same period, the Administrators waived combined administration fees of $9,651, $6,039, $15,695, $831, $3,084, $835 and $2,441
for such respective Portfolios.

         For the period from October 1, 1992 to January 31, 1993, the Fund paid PFPC and the former co-administrator combined administration fees, before waivers, of $397,594, $74,771, $77,953, $212,227, $0, $76,317, $227,477,
$43,210, $118,702, $56,278, $41,645 and $4,938 Money Market, Municipal Money
Market, Government Money Market, Managed Income, Tax-Free Income, Intermediate Government, Value Equity, Growth Equity, Index Equity, Small Cap Value Equity, International Equity and Balanced Portfolios, respectively. For that period, PFPC and the former co-administrator waived combined administration fees of $0, $0, $0, $0, $5,469, $0, $0, $0, $0, $0, $0 and $4,080 for such respective
Portfolios, and reimbursed the Tax-Free Income Portfolio for certain operational expenses totalling $0. For the period from commencement of operations to January 31, 1993, the Fund paid PFPC and the former co-administrator combined administration fees, before waivers, of $0 and $0 for the Ohio Tax-Free Income and Pennsylvania Tax-Free Income Portfolios, respectively. For the same period, PFPC and the former co-administrator waived combined administration fees of $124 and $1,774 for such respective Portfolios, and reimbursed such Portfolios for certain operational expenses totalling $1,848 and $1,859, respectively.

         For the year ended September 30, 1992, the Fund paid PFPC and the former co-administrator combined administration fees, after waivers, of $923,307, $185,695, $264,829, $112,680, $3,511, $326,035 and $0 for the Money
Market, Municipal Money Market, Government Money Market, Growth Equity, Balanced, Managed Income and Tax-Free Income Portfolios, respectively. For that year, PFPC and the former co-administrator waived combined administration fees of $8,946 and $8,912 for the Balanced and Tax-Free Income Portfolios, respectively. For the services provided and expenses assumed by PFPC and the former co-administrator, the Fund paid them combined administration fees of $286,005, $156,109, $66,361, $50,986 and $83,451 for the Value Equity, Index
Equity, Small Cap Value Equity, International Equity and Intermediate Government Portfolios, respectively, for the periods from the dates the respective Portfolios commenced operations to September 30, 1992. See "Investment Advisory, Administration, Distribution and Servicing Agreements - Advisory and Sub-Advisory Agreements" regarding the Administrators' agreement to reimburse the Fund in the event the expenses of a Portfolio exceed applicable state expense limitations.

         CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. PNC Bank is custodian of the Fund's assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, PNC Bank or a sub-custodian (i) maintains a separate account or accounts in the name of each Portfolio, (ii) holds and transfers portfolio securities on account of each Portfolio, (iii) accepts receipts and makes disbursements of money on behalf of each Portfolio,
(iv) collects and receives all income and other payments and distributions on account of each Portfolio's securities and (v) makes periodic reports to the Board of Trustees concerning each Portfolio's operations. PNC Bank is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that, with respect to sub-custodians other than sub-custodians for foreign securities, PNC Bank remains responsible for the performance of all its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian. The Chase Manhattan Bank, N.A., State Street Bank and Trust Company and Barclays Bank PLC serve as the Fund's sub-custodians.

         For its services to the Fund under the Custodian Agreement, PNC Bank receives a fee which is calculated based upon each investment portfolio's average gross assets, with a minimum monthly fee of $1,000 per investment portfolio. PNC Bank is also entitled to out-of-pocket expenses and certain transaction charges. PNC Bank currently intends to waive its custody fees with respect to the Index Equity Portfolio.

         PFPC, an affiliate of PNC Bank, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer

Agency Agreement (the "Transfer Agency Agreement"), under which PFPC (i) issues and redeems Service, Investor, and Institutional classes of shares in each Portfolio, (ii) addresses and mails all communications by each Portfolio to record owners of its shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders,
(iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board of Trustees concerning the operations of each Portfolio. PFPC may, on 30 days' notice to the Fund, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services with respect to the Fund's Institutional and Service Shares under the Transfer Agency Agreement, PFPC receives fees at the annual rate of
 .03% of the average net asset value of outstanding Institutional and Service Shares in each Portfolio, plus per account fees and disbursements. For its services under the Transfer Agency Agreement with respect to Investor Shares, PFPC receives per account fees, with minimum annual fees of $24,000 for each Portfolio, plus disbursements.

         PNC Bank serves as the Trust's custodian and PFPC serves as the Trust's transfer and dividend disbursing agent. The Index Equity Portfolio will bear its pro rata portion of the Master Portfolio's custody and transfer and dividend disbursing fees and expenses.

         DISTRIBUTOR AND DISTRIBUTION PLANS. The Fund has entered into a distribution agreement with the Distributor under which the Distributor, as agent, offers shares of each Portfolio on a continuous basis. The Distributor has agreed to use appropriate efforts to effect sales of the shares, but it is not obligated to sell any particular amount of shares.

         The Distributor is entitled to payments by each class of Series A Investor Shares and Series B Investor Shares for certain distribution and other expenses in addition to the sales charges described in the Prospectuses (if applicable). The Fund's Distribution and Service Plan for Series A Investor Shares and the Fund's Series B Distribution Plan (collectively, "the Plans") provide, among other things, that: (i) the Distributor shall submit quarterly reports to the Board of Trustees regarding the amounts expended under each Plan and the purposes for which such expenditures were made; (ii) each Plan will continue in effect for so long as its continuance is approved at least annually by the Board of Trustees; (iii) any material amendment thereto must be approved by the Board of Trustees, including the trustees who are not "interested persons" of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any agreement entered into in connection with the Plans ("12b-1 Trustees"), acting in person at a meeting called for said purpose; (iv) any amendment to increase materially the costs which any class of shares may bear for distribution pursuant to the Plans shall be effective only upon approval by a vote of a majority of the outstanding shares of such class; and (v) while the Plans remain in effect, the selection and nomination of the Fund's trustees who are not "interested persons" of the Fund shall be committed to the discretion of such non-interested trustees.

         The Distribution and Service and Series B Distribution Plans are terminable as to any class of Series A and Series B Investor Shares, respectively, without penalty at any time by a vote of a majority of the 12b-1 Trustees, or by vote of the holders of a majority of the shares of such respective classes. Similarly, any agreement entered into pursuant to either Plan with a Service Organization is terminable as to a class without penalty, at any time, by the Fund or by the Service Organization upon written notice to the other. Each such agreement will terminate automatically in the event of its assignment.

         The front-end sales charge and amounts payable to the Distributor under the Distribution and Service Plan are used by the Distributor to pay commissions and other fees payable to Service Organizations and other broker/dealers who sell Series A Shares.

         Service Organizations and other broker/dealers receive commissions from the Distributor for selling Series B Shares, which are paid at the time of the sale. These commissions approximate the commissions payable with respect to sales of Series A Shares. The fees payable under the Series B Distribution Plan (at an annual rate of .75% of the average daily net asset value of each Portfolio's outstanding Series B Shares) are intended to cover the expense to the Distributor of paying such up-front commissions, and the contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Series B Shares are redeemed prior to the expiration of the six year period, after which Series B Shares automatically convert to Series A Shares. To provide funds for the payment of up-front sales commissions, the Distributor has entered into an agreement with PNC Investment Corp. ("PNCIC"), an affiliate of the Fund's adviser, which provides funds for the payment of commissions and other fees payable to Service Organizations and broker/dealers who sell Series B Shares. Under the terms of that agreement, the Distributor has sold and assigned to PNCIC the fees which may be payable from time to time to the Distributor under the Series B Distribution Plan and the contingent deferred sales charges payable to the Distributor with respect to Series B Shares.

         For the fiscal year ended September 30, 1994, the Series A Investor Shares of the Money Market, Municipal Money Market,

Government Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, Managed Income, Tax-Free Income, Intermediate Government, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond, Value Equity, Growth Equity, Small Cap Growth Equity, Core Equity, Index Equity, Small Cap Value Equity, International Equity and Balanced Portfolios bore expenses relating to the Distribution and Service Plan in the amount of $10,092, $165, $427, $252, $193, $43,985, $33,891, $20,618, $53,423, $316, $34,
$31,135, $16,155, $3,297, $921, $8,190, $54,045, $39,012 and $222,954,
respectively. For the period from commencement of operations to September 30, 1994, the Series A Investor Shares of the International Emerging Markets Portfolio bore expenses relating to the Distribution and Service Plan in the amount of $2,703. All such amounts paid under the Distribution and Service Plan were paid as compensation to dealers for distribution assistance. For the period from commencement of operations to September 30, 1994, Series A Investor Shares of the Ohio Tax-Free Income Portfolio bore no expenses relating to the Distribution and Service Plan. As of September 30, 1994, the public offering of Series A Investor Shares of the North Carolina Municipal Money Market and Virginia Municipal Money Market Portfolios had not commenced. No Series B Investor Shares of any Portfolio were issued during the fiscal year ended September 30, 1994.

         No compensation is payable by the Fund to the Distributor for its distribution services for Service or Institutional Shares.

         Service Organizations may charge their clients additional fees for account services.

         SERVICE PLAN. As stated in the Prospectus for the Fund's Service Shares, the Fund intends to enter into service agreements with institutions pursuant to which institutions will render certain support services to their customers who are the beneficial owners of Service Shares ("Customers"). Such services will be provided to Customers who are the beneficial owners of Service Shares and are intended to supplement the services provided by the Fund's Administrators and transfer agent to the Fund's shareholders of record. In consideration for payment of up to .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their Customers, institutions may provide one or more of the following services to such
Customers: processing purchase and redemption requests from Customers and placing orders with the Fund's transfer agent or the Distributor; processing dividend payments from the Fund on behalf of Customers; providing sub-accounting with respect to Service Shares beneficially owned by Customers or the information necessary for sub-accounting; and other similar services.
In consideration for payment of a service fee of up to a separate .15% (on an annualized basis) of the average daily net asset value of Service Shares owned beneficially by their Customers, institutions may provide one or more of these additional services to such Customers: responding to Customer inquiries relating to the services performed by the institution and to Customer inquiries concerning their investments in Service Shares; providing information periodically to Customers showing their positions in Service Shares; and other similar shareholder liaison services. Customers who are beneficial owners of Service Shares should read the Prospectus in light of the terms and fees governing their accounts with institutions. These servicing fees are not paid to institutions with respect to other classes of shares of the Portfolios ("Series A Investor Shares," "Series B Investor Shares" and "Institutional Shares").

         For the fiscal year ended September 30, 1994, the Service Shares of the Money Market, Municipal Money Market, Government Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond, Value Equity, Growth Equity, Small Cap Growth Equity, Core Equity, Index Equity, Small Cap Value Equity, International Equity and Balanced Portfolios bore expenses relating to the Fund's Service Plan and other service fees aggregating $1,382,350, $368,547, $677,020, $97,034,
$56,294, $87, $106,193, $3,523, $99,744, $5,089, $24,652, $13,458, $69,088,
$177,459, $58,828, $28,347, $66,516, $52,752, $84,160, $110,459 and $123,661,
respectively. For the period from commencement of operations to September 30, 1994, the Service Shares of the International Emerging Markets Portfolio bore expenses relating to the Fund's Service Plan and other servicing fees aggregating $1,620. As of September 30, 1994, the public offering of Service Shares of the Virginia Municipal Money Market Portfolio had not commenced.

         SERIES B SERVICE PLAN. As stated in the Prospectus for the Fund's Series B Investor Shares, the Fund intends to enter into service agreements with Service Organizations pursuant to which Service Organizations and sometimes the Distributor will render certain support services to their customers who are the beneficial owners of Series B Investor Shares. Such services will be provided to customers who are the beneficial owners of Series B Investor Shares and are intended to supplement the services provided by the Fund's Administrators and transfer agent. In consideration for payment aggregating up to .25% (on an annualized basis) of the average daily net asset value of Series B Investor Shares owned beneficially by their customers, Service Organizations and the Distributor may provide one or more of the following services to such customers: establishing and maintaining accounts and records relating to customers that invest in Series B Shares; processing dividend and distribution payments from the Fund on behalf of customers; arranging for bank wires; providing sub-accounting with respect to Series B Shares beneficially owned by customers or the information necessary for sub-accounting; forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; assisting in processing purchase, exchange and redemption requests from customers and in placing such orders with the Fund's service contractors; assisting customers in changing dividend options, account designations and addresses; providing customers with a service that invests the assets of their accounts in Series B Shares pursuant to specific or pre-authorized instructions; providing information periodically to customers showing their positions in Series B Shares and integrating such statements with those of other transactions and balances in customers' other accounts with the Service Organization; responding to customer inquiries relating to the services performed by the Service Organization or the Distributor; responding to customer inquiries concerning their investments in Series B Shares; and providing other similar shareholder liaison services. Fees relating to the Series B Service Plan are not paid to Service Organizations or the Distributor with respect to other classes of shares of the Portfolios ("Service Shares," "Series A Investor Shares" and "Institutional Shares"). Customers who are beneficial owners of Series B Investor Shares should read the Prospectus in light of the terms and fees governing their accounts with Service Organizations. No Series B Investor Shares of any Portfolio were issued during the fiscal year ended September 30, 1994.


                             PORTFOLIO TRANSACTIONS

        In executing portfolio transactions, the adviser and sub-advisers, and seek to obtain the best price and execution for a Portfolio, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While the adviser, sub-advisers generally seek reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Payments of commissions to brokers who are affiliated persons of the Fund, or the Trust with respect to the Master Portfolio, (or affiliated persons of such persons) will be made in accordance with Rule 17e-1 under the 1940 Act. With respect to the Master Portfolio, commissions paid on such transactions would be commensurate with the rate of commissions paid on similar transactions to brokers that are not so affiliated.

        No Portfolio has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The adviser and sub-advisers may, consistent with the interests of a Portfolio, select brokers on the basis of the research, statistical and pricing services they provide to a Portfolio and the adviser's or sub-adviser's other clients. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the adviser, sub-advisers and DFA under their respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the adviser or sub-adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the adviser or sub-adviser to a Portfolio and its other clients and that the total commissions paid by a Portfolio will be reasonable in relation to the benefits to a Portfolio over the long-term.

        With respect to the Master Portfolio, it will seek to acquire and dispose of securities in a manner which would cause as little fluctuation in the market prices of stocks being purchased or sold as possible in light of the size of the transactions being effected, and brokers will be selected with this goal in view. DFA monitors the performance of brokers which effect transactions for the Master Portfolio to determine the effect that the Master Portfolio's trading has on the market prices of the securities in which they invest. DFA also checks the rate of commission being paid by the Master Portfolio to its brokers to ascertain that they are competitive with those charges by other brokers for similar services. Transactions also may be placed with brokers who provide DFA with investment research, such as reports concerning individual issuers, industries and general economic and financial trends and other research services. The Investment Management Agreement permits DFA knowingly to pay commissions on such transactions which are greater than another broker might charge if DFA, in good faith, determines that the commissions paid are reasonable in relation to the research or brokerage services provided by the broker or dealer when viewed in terms of either a particular transaction or DFA's overall responsibilities to the Trust.

        Commission rates for brokerage transactions on foreign stock exchanges are generally fixed. In addition, the adviser or sub-adviser may take into account the sale of shares of the Fund in allocating purchase and sale orders for portfolio securities to brokers (including brokers that are affiliated with them or Distributor).

         For the year or period ended September 30, 1994, the Value Equity, Growth Equity, Small Cap Growth Equity, Core Equity, Index Equity, Small Cap Value Equity, International Equity, International Emerging Markets and Balanced Portfolios paid brokerage commissions of $431,232, $530,428, $62,339, $156,700, $47,190, $185,560, $1,031,631, $32,367, and $164,460, respectively.

         For the year or period ended September 30, 1993, the Value Equity, Growth Equity, Small Cap Growth Equity, Core Equity, Index Equity, Small Cap Value Equity, International Equity and Balanced Portfolios paid brokerage commissions of $136,565, $366,421, $1,186, $4,770, $18,386, $105,423, $308,297
and $68,556, respectively, of which $4,390, $264 and $636 for the Growth Equity, Small Cap Growth Equity and Small Cap Value Equity Portfolios, respectively, was paid to Shearson Lehman Hutton Inc. ("Shearson"), an affiliate of the Fund's former distributor. Approximately 1%, 22% and 1% of the aggregate brokerage commissions of the Growth Equity, Small Cap Growth Equity and Small Cap Value Equity Portfolios, respectively, were paid to Shearson, representing approximately 1%, 22% and 1% of the aggregate dollar amounts of transactions by those respective Portfolios involving the payment of commissions.

         For the year ended September 30, 1992, the Growth Equity and Balanced Portfolios paid brokerage commissions of $300,421 and $11,821, respectively, of which $19,840 for the Growth Equity

Portfolio was paid to Shearson Lehman Hutton Inc. ("Shearson"), an affiliate of the Fund's former distributor. Approximately 7% of the Growth Equity Portfolio's aggregate brokerage commissions for the year ended September 30, 1992 were paid to Shearson, representing approximately 7% of the aggregate dollar amount of transactions by that Portfolio involving the payment of commissions. For the period from commencement of operations to September 30, 1992, the Value Equity, Index Equity, Small Cap Value Equity and International Equity Portfolios paid brokerage commissions of $68,214, $43,725, $23,728 and $84,226, respectively.

         For the Master Portfolio's fiscal years ended November 30, 1993 and 1994, the Master Portfolio paid brokerage commissions totalling $41,393 and $10,610, respectively.

         Over-the-counter issues, including corporate debt and U.S. Government securities, are normally traded on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolios will primarily engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer with respect to both foreign and domestic securities will generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer's normal profit.

         Purchases of money market instruments by a Portfolio are made from dealers, underwriters and issuers. The Portfolios do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer. Each Money Market Portfolio intends to purchase only securities with remaining maturities of 13 months or less as determined in accordance with the rules of the SEC. As a result, the portfolio turnover rates of a Money Market Portfolio will be relatively high. However, because brokerage commissions will not normally be paid with respect to investments made by a Money Market Portfolio, the turnover rates should not adversely affect the Portfolio's net asset values or net income.

         Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid. It is the policy of the Portfolios to give primary consideration to obtaining the most favorable price and efficient execution of transactions involving money market instruments. In seeking to implement this policy of the Portfolios, the adviser and sub-advisers will effect transactions involving money market instruments with those dealers they believe provide the most favorable prices and are capable of providing efficient executions.

         The adviser or sub-advisers may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from a Portfolio prior to maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that a Portfolio's anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that a Portfolio would incur a capital loss in liquidating commercial paper, especially if interest rates have risen since acquisition of the particular commercial paper.

         Investment decisions for each Portfolio and for other investment accounts managed by the adviser or sub-advisers are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it could be beneficial to a Portfolio. A Portfolio will not purchase securities during the existence of any underwriting or selling group relating to such securities of which PIMC, BlackRock, PNC Bank, PCM, PEAC, the Administrators, Distributor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board of Trustees in accordance with Rule 10f-3 under the 1940 Act. In no instance will portfolio securities be purchased from or sold to PIMC, BlackRock, PNC Bank, PCM, PEAC, the Administrators, Distributor or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

         The portfolio turnover rate of a Portfolio is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities held by the Portfolio during the year. The Master Portfolio ordinarily will not sell portfolio securities except to reflect additions or deletions of stocks that comprise the S&P 500 Index, including mergers, reorganizations and similar transactions and, to the extent necessary, to provide cash to pay redemptions of the Master Portfolio's shares.

         The Fund is required to identify any securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of its most recent fiscal year. As of September 30, 1994, the following Portfolios held the following securities: (a) Money Market
Portfolio: variable rate obligations of Goldman Sachs Group L.P., Lehman Brothers Holdings, Inc. and Morgan Stanley Group in the principal amounts of $47,000,000, $50,000,000 and $29,998,328, respectively; medium-term note of
Morgan Stanley Group in the principal amount of $15,000,000; and repurchase agreements with Kidder, Peabody & Co., Morgan Stanley & Co. and PaineWebber Group in the principal amounts of $100,000,000, $65,000,000 and $10,000,000, respectively; (b) Government Money Market Portfolio: repurchase agreements with Kidder, Peabody & Co. and Morgan Stanley & Co. in the principal amounts of $9,058,000 and $70,000,000, respectively; (c) Managed Income Portfolio: corporate bonds and variable rate obligations of Morgan Stanley Group in the principal amounts of $4,925,000 and $10,000,000, respectively; medium-term note of Salomon Brothers, Inc. in the principal amount of $3,730,680; (d) Short-Term Bond Portfolio: corporate bonds of Lehman Brothers, Inc. and Merrill Lynch Co., Inc. in the principal amounts of $992,500 and $956,250, respectively; medium-term note of Salomon Brothers, Inc. in the principal amount of $932,670; Intermediate-Term Bond Portfolio: corporate bonds of Lehman Brothers Holdings, Inc. in the principal amount of $975,000; and Index Equity Portfolio: common stock of Merrill Lynch & Co., Inc. and Salomon, Inc. in the principal amounts of $380,875 and $280,450, respectively.



                      PURCHASE AND REDEMPTION INFORMATION

         COMPUTATION OF PUBLIC OFFERING PRICES FOR SERIES A INVESTOR SHARES OF THE NON-MONEY MARKET PORTFOLIOS. An illustration of the computation of the public offering price per Series A Investor Share of each Non-Money Market Portfolio, based on the value of the Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond, Value Equity, Growth Equity, Small Cap Growth Equity, Core Equity, Index Equity, Small Cap Value Equity, International Equity, International Emerging Markets and Balanced Portfolios' net assets as of September 30, 1994 and the value of the Government Income and International Fixed Income Portfolios' initial capitalization prior to the commencement of operations, follows:


                                     TABLE

                          Value            Growth           Small Cap                         Index
                          Equity           Equity           Growth Equity    Core Equity      Equity
                          Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
                          ---------        ---------        -------------    -----------      ---------

Net Assets  . . . . .     $10,412,074      $5,049,054       $1,620,407       $601,053         $2,631,836

Outstanding
 Shares . . . . . . .         895,820         496,922          160,041         60,595            240,770
                          ============     ===========      ===========      ==========       ==========

Net Asset Value
 Per Share  . . . . .     $11.62           $10.16           $10.12           $9.92            $10.93
Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share) . .     $  .55           $  .48           $  .48           $ .47            $  .52
                           ------          -------          -------          -------          ------

Offering to Public  .     $12.17           $10.64           $10.60           $10.39           $11.45
                          =======          =======          =======          =======          ======

                          Small
                          Cap Value        International                     Managed          Tax-Free
                          Equity           Equity           Balanced         Income           Income
                          Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
                          ---------        ---------        ---------        ---------        ---------

Net Assets  . . . . .     $16,883,673      $14,432,684      $62,306,981      $10,921,371      $6,972,180

Outstanding
 Shares . . . . . . .       1,243,462        1,077,374        5,200,179        1,115,757         694,590
                          ============     ===========      ============     ============     ===========

Net Asset Value
 Per Share  . . . . .     $13.58           $13.40           $11.98           $9.79            $10.04

Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share) . .     $  .64           $  .63           $  .56           $  .46           $  .47
                          --------         --------         --------         --------         -------

Offering to Public  .     $14.22           $14.03           $12.54           $10.25           $10.51
                          ========         ========         ========         ========         =======

                                                            Pennsylvania
                          Intermediate     Ohio Tax-        Tax-Free         Short-Term       Intermediate-
                          Government       Free Income      Income           Bond             Term Bond
                          Portfolio        Portfolio        Portfolio        Portfolio        Portfolio
                          ---------        ---------        -------------    -----------      ---------

Net Assets  . . . . .     $8,508,396       $3,824,845       $46,562,641      $276,554         $87,119

Outstanding
 Shares . . . . . . .        882,983          398,330         4,742,341        28,876           9,630
                          ============     ============     =============    ==========       ========

Net Asset Value
 Per Share  . . . . .     $9.64            $9.60            $9.82            $9.58            $9.05

Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share) . .     $ .45            $ .45            $ .46            $ .45            $ .43
                          --------         --------         --------         --------         --------

Offering to Public  .     $10.09           $10.05           $10.28           $10.03           $9.48
                          ========         ========         ========         ========         ========


                                                            International
                          Government       International    Emerging
                          Income           Fixed Income     Markets
                          Portfolio        Portfolio        Portfolio
                          ---------        ---------        ---------

Net Assets  . . . . .     $100             $100             $2,857,212

Outstanding


 Shares . . . . . . .       10               10                271,033
                          =======           ========        ==========

Net Asset Value
 Per Share  . . . . .     $10.00           $10.00           $10.54

Maximum Sales Charge,
 4.50% of offering price
 (4.71% of net asset
 value per share) . .     $  .47           $  .47           $  .50
                           ---------        --------         --------

Offering to Public  .     $10.47           $10.47           $11.04
                           =========        ========         ========


         Total front-end sales charges paid by shareholders of Series A Investor Shares of the Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond, Value Equity, Growth Equity, Small Cap Growth Equity, Core Equity, Index Equity, Small Cap Value Equity, International Equity, International Emerging Markets and Balanced Portfolios for the year or period ended September 30, 1994 were $150,150, $37,504, $50,694, $64,596,
$678,464, $10,268, $2,124, $195,675, $81,496, $44,054, $17,550, $38,454,
$230,590, $303,547, $130,755 and $1,213,056, respectively.  The Distributor retained no front-end sales loads during the year ended September 30, 1994. The public offering of Series A Investor Shares of the Government Income and International Fixed Income Portfolios had not commenced as of September 30, 1994.

         Total front-end sales charges paid by shareholders of Series A Investor Shares of the Value Equity, Growth Equity, Small Cap Value Equity, International Equity, Balanced, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income and Index Equity Portfolios for the year or period ended September 30, 1993 were $155,096, $60,863, $250,615, $86,294, $1,304,538, $202,926, $128,003, $127,347, $68,959,
$1,083,103 and $37,281, respectively. The Distributor retained no front-end sales loads during the year ended September 30, 1993. The public offering of Series A Investor Shares of the Short-Term Bond, Intermediate-Term Bond, Core Equity, Government Income, International Fixed Income and International Emerging Markets Portfolios had not commenced as of September 30, 1993.

         Total front-end sales charges paid by shareholders of Series A Investor Shares of the Value Equity, Growth Equity, Small Cap Value Equity, International Equity, Balanced, Managed Income, Tax-Free Income and Intermediate Government Portfolios for the year or period ended September 30, 1992 were $36, $5,072, $802, $452, $162,649, $48,926, $145,624 and $21,284,
respectively. The Distributor retained non front-end sales loads during the year ended September 30, 1992. The Ohio Tax-Free Income and Pennsylvania Tax-Free Income Portfolios had not commenced operations as of September 30, 1992.

         Series B Investor Shares of the Non-Money Market Portfolios are sold at the net asset value per share next determined after a purchase order is received. Series B Investor Shares of the Non-Money Market Portfolios are subject to a contingent deferred sales charge which is payable on redemption of such Series B Investor Shares.

         Service and Institutional Shares of each Portfolio are sold at the net asset value per share next determined after a purchase order is received.

         EXCHANGE PRIVILEGE.   By use of the exchange privilege, the investor
authorizes the Fund's transfer agent to act on telephonic or written exchange instructions from any person representing himself to be the investor and believed by the Fund's transfer agent to be genuine. The records of the Fund's transfer agent pertaining to such instructions are binding. The exchange privilege may be modified or terminated at any time upon 60 days' notice to affected shareholders. The exchange privilege is only available in states where the exchange may legally be made.

         A front-end sales charge or a contingent deferred sales charge will be imposed (unless an exemption from either sales charge applies) when Investor Shares of a Money Market Portfolio are redeemed and the proceeds are used to purchase Series A Investor Shares and Series B Investor Shares, respectively, of a Non-Money Market Portfolio.

         INVESTMENTS OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Series A Shares of the Non-Money Market Portfolios at net asset value, without a sales charge, with the proceeds from the redemption of shares of any other investment company which were sold with a sales charge or commission in accordance with the terms set forth in the Prospectuses. This does not include shares of an affiliated mutual fund which were or would be subject to a contingent deferred sales charge upon redemption. For purposes of this restriction, the term "affiliated mutual fund" means:

          i)     any Portfolio of the Fund; and

         ii) any other investment company, if such company and the Fund hold themselves out to investors as related companies for purposes of investment and investor services, and if:

                 a) that company and the Fund have a common investment adviser or distributor; or

                 b) the investment adviser or distributor of such company or the Fund is an "affiliated person" (as defined in Section 2(a)(3) of the 1940 Act) of the investment adviser or distributor of the Fund or the company, respectively.

         MISCELLANEOUS. The Fund reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Portfolio's shares by making payment in whole or in part in securities chosen by the Fund and valued in the same way as they would be valued for purposes of computing a Portfolio's net asset value. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that a Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder of a Portfolio.

        With respect to the Master Portfolio, if the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Master Portfolio to make payment wholly or partly in cash, the Master Portfolio may pay the redemption price in whole or in part by a distribution of portfolio securities from the Master Portfolio of the shares being redeemed in lieu of cash in accofdance with Rule 18f-1 under the Investment Company Act of 1940. Investors, such as the Portfolio, may incur brokerage charges and other transaction costs selling securities that were received in payment of redemptions.

         Under the 1940 Act, a Portfolio may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.
(A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

         In addition to the situations described in the Prospectuses, the Fund may redeem shares involuntarily to reimburse a Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time.


                       VALUATION OF PORTFOLIO SECURITIES

         In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use, without limitation, a matrix or formula method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried on the Fund's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board of Trustees.

         MONEY MARKET PORTFOLIOS. The value of the portfolio securities of each Money Market Portfolio is calculated using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

         As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Money Market Portfolio would receive if the security were sold prior to maturity. The Fund's Board of Trustees has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for each Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Money Market Portfolio, the Fund's Board of Trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

         Each Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less, will not purchase any instrument with a deemed maturity under Rule 2a-7 of the 1940 Act greater than 13 months, and will limit portfolio investments, including repurchase agreements, to those instruments that the adviser or sub-adviser (depending on the Money Market Portfolio) determines present minimal credit risks pursuant to guidelines adopted by the Fund's Board of Trustees. There can be no assurance that a constant net asset value will be maintained for any Money Market Portfolio.

        NON-MONEY MARKET PORTFOLIOS. The valuation of securities held by the Non-Money Market Portfolios is discussed in their respective Prospectuses. The valuation of securities held by the Master Portfolio is described in its Registration Statement.

                            PERFORMANCE INFORMATION

         MONEY MARKET PORTFOLIO YIELD. Each Money Market Portfolio's current and effective yields for Service, Series A Investor and Institutional Shares and the Money Market Portfolio's current and effective yields for Series B Investor Shares are computed separately using standardized methods required by the SEC. The annualized yield for a class of Service, Series A Investor, Series B Investor or Institutional Shares is computed by: (a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above) raising the sum to a power equal to 365/7 and subtracting 1. In addition, a standardized "tax-equivalent yield" may be quoted for Service, Series A Investor and Institutional Shares in the Municipal Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and New Jersey Municipal Money Market Portfolios, which is computed separately for each class by: (a) dividing the portion of the Portfolio's yield for shares (as calculated above) that is exempt from Federal or state income tax by one minus a stated Federal or state income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal and state income tax.

         The annualized yield information for each Money Market Portfolio for the seven-day period ended March 31, 1995 was as follows:





                                                                                    Tax-Equivalent Yield
                                                                Effective        (assumes a Federal income
  Portfolio                                       Yield           Yield               tax rate of 28%)
  ---------                                       -----           -----               ----------------
  Money Market
       Service Shares                             5.71%           5.87%                     N/A
       Series A Investor Shares                    5.51           5.66                      N/A
       Institutional Shares                        6.01           6.19                      N/A
       Series B Investor Shares                    N/A             N/A                      N/A




                                                                                    Tax-Equivalent Yield
                                                                Effective        (assumes a Federal income
  Portfolio                                       Yield           Yield               tax rate of 28%)
  ---------                                       -----           -----               ----------------
  Municipal Money Market
       Service Shares                              3.66           3.73                     5.08%
       Series A Investor Shares                    3.47           3.53                      4.82
       Institutional Shares                        3.96           4.04                      5.50

  Government Money Market
       Service Shares                              5.59           5.75                      N/A
       Series A Investor Shares                    5.39           5.53                      N/A
       Institutional Shares                        5.89           6.06                      N/A

  Ohio Municipal Money Market
       Service Shares                              3.59           3.65                      5.00
       Series A Investor Shares                    3.41           3.47                      4.74
       Institutional Shares                        3.89           3.96                      5.40

  Pennsylvania Municipal Money Market
       Service Shares
       Series A Investor Shares                   3.56%           3.62%                    4.94%
       Institutional Shares                        3.36           3.42                      4.67
                                                   3.86           3.94                      5.36

  North Carolina Municipal Money Market
       Service Shares
       Series A Investor Shares                    3.55           3.62                      4.93
       Institutional Shares                        3.32           3.37                      4.61
                                                   3.85           3.93                      5.35

  Virginia Municipal Money Market
       Service Shares
       Series A Investor Shares                    3.54           3.60                      4.92
       Institutional Shares                        N/A             N/A                      N/A
                                                   3.84           3.91                      5.33


         The fees which may be imposed by institutions on their Customers are not reflected in the calculations of yields for the Money Market Portfolios.
No Series A Investor Shares of the Virginia Municipal Money Market Portfolio, no Series B Investor Shares of the Money Market Portfolio, and no shares of any class of the New Jersey Municipal Money Market Portfolio had been issued prior to March 31, 1995. Yields on Institutional Shares will generally be higher than yields on Service Shares; yields on Service Shares will generally be higher than yields on Series A Investor Shares; and yields on Series A Investor Shares will generally be higher than yields on Series B Investor Shares.

         From time to time, in advertisements or in reports to shareholders, the yields of a Portfolio's Service, Series A Investor, Series B Investor or Institutional Shares may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indexes.

For example, the yield of a Portfolio's Service, Series A Investor, Series B Investor or Institutional Shares may be compared to the Donoghue's Money Fund Average, which is an average compiled by IBC/Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely-recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely-recognized independent service that monitors the performance of mutual funds.

         TOTAL RETURN. For purposes of quoting and comparing the performance of shares of the Non-Money Market Portfolios to the performance of other mutual funds and to stock or other relevant indexes in advertisements or in communications to shareholders, performance may be stated in terms of total return. The total return for each class of a Non-Money Market Portfolio will be calculated independently of the other classes within that Portfolio. Under the rules of the SEC, funds advertising performance must include total return quotes calculated according to the following formula:

                                              1/n
                                         ERV
                                  T = [(-----)  - 1]
                                          P
                 Where:   T =     average annual total return.

                     ERV  =       ending redeemable value at the end of the
                                  period covered by the computation of a
                                  hypothetical $1,000 payment made at the
                                  beginning of the period.

                          P =     hypothetical initial payment of $1,000.

                          n = period covered by the computation, expressed in terms of years.

         In calculating the ending redeemable value for Series A Investor Shares of the Fund's Non-Money Market Portfolios, the maximum front-end sales charge is deducted from the initial $1,000 payment and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. In calculating the ending redeemable value for Series B Investor Shares of the Non-Money Market Portfolios, the maximum contingent deferred sales charge is deducted at the end of the period and all dividends and distributions by the particular Portfolio are assumed to have been reinvested at net asset value as described in the particular Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the specified periods that would equate the initial amount invested to the ending redeemable value.

         Based on the foregoing calculation, the average annual total returns for each Non-Money Market Portfolio for periods ended March 31, 1995 were as follows:

                                                            AVERAGE ANNUAL TOTAL RETURN
                                                            ---------------------------

                                                 FOR THE        FOR THE 5
                                                YEAR ENDED     YEARS ENDED          SINCE COMMENCEMENT OF
  PORTFOLIO                                      3/31/95         3/31/95                 OPERATIONS
  ---------                                      -------         -------                 ----------

  Managed Income
     Service Shares(1)                            3.42%            N/A                     1.67%
     Series A Investor Shares(2)                  (1.40)           N/A                      4.36
     Institutional Shares(3)                       3.66           8.29%                     7.64
     Series B Investor Shares(4)                   N/A             N/A                      N/A

  Tax-Free Income
     Service Shares(1)                             8.09            N/A                      3.89
     Series A Investor Shares(5)                   3.00            N/A                      6.82
     Institutional Shares(6)                       8.35            N/A                      5.98
     Series B Investor Shares(7)                   N/A             N/A                      N/A

  Intermediate Government
     Service Shares(1)                             3.21            N/A                      1.77
     Series A Investor Shares(8)                  (1.45)           N/A                      3.01
     Institutional Shares(9)                       3.45            N/A                      5.06
     Series B Investor Shares(10)                  N/A             N/A                      N/A

  Ohio Tax-Free Income
     Service Shares(1)                             6.80            N/A                      2.89
     Series A Investor Shares(11)                  2.12            N/A                      2.40
     Institutional Shares(11)                      7.06            N/A                      4.46
     Series B Investor Shares(12)                  N/A             N/A                      0.05

  Pennsylvania Tax-Free Income
     Service Shares(1)                             6.70            N/A                      2.97
     Series A Investor Shares(11)                  1.78            N/A                      3.43
     Institutional Shares(11)                      6.96            N/A                      5.59
     Series B Investor Shares(13)                   N/A            N/A                     (0.39)

  Short-Term Bond
     Service Shares(14)                            2.38            N/A                      1.48
     Series A Investor Shares(15)                 (2.22)           N/A                     (1.93)
     Institutional Shares(14)                      2.64            N/A                      1.73
     Series B Investor Shares(16)                  N/A             N/A                      N/A

  Intermediate-Term Bond
     Service Shares(17)                            3.56            N/A                      0.10
     Series A Investor Shares(18)                  N/A             N/A                     (0.48)
     Institutional Shares(19)                      3.83            N/A                      0.30
     Series B Investor Shares(20)                   N/A            N/A                      N/A

  Government Income
     Service Shares                                N/A             N/A                      N/A
     Series A Investor Shares(21)                  N/A             N/A                      0.26
     Institutional Shares                          N/A             N/A                      N/A
     Series B Investor Shares(22)                  N/A             N/A                     (0.21)


                                                            AVERAGE ANNUAL TOTAL RETURN
                                                            ---------------------------

                                                 FOR THE        FOR THE 5
                                                YEAR ENDED     YEARS ENDED          SINCE COMMENCEMENT OF
  PORTFOLIO                                      3/31/95         3/31/95                 OPERATIONS
  ---------                                      -------         -------                 ----------

  Value Equity
     Service Shares(1)                            13.84%           N/A                     9.97%
     Series A Investor Shares(23)                  8.55            N/A                      9.27
     Institutional Shares(24)                     14.12            N/A                     10.85
     Series B Investor Shares(25)                  N/A             N/A                      N/A

  Growth Equity
     Service Shares(26)                            6.28            N/A                      3.02
     Series A Investor Shares(27)                  1.23            N/A                      3.49
     Institutional Shares(3)                       6.47           7.05%                     7.45
     Series B Investor Shares(28)                  N/A             N/A                      N/A

  Small Cap Growth Equity
     Service Shares(29)                           18.08            N/A                     10.60
     Series A Investor Shares(29)                 12.62            N/A                      7.14
     Institutional Shares(30)                     18.39            N/A                     10.51
     Series B Investor Shares(31)                  N/A             N/A                      N/A

  Core Equity
     Service Shares(29)                           11.87            N/A                      5.57
     Series A Investor Shares(32)                  6.75            N/A                      2.77
     Institutional Shares(33)                     12.14            N/A                      5.80
     Series B Investor Shares(34)                  N/A             N/A                      N/A

  Index Equity(46)
     Service Shares(1)                            14.94            N/A                      9.33
     Series A Investor Shares(35)                  9.51            N/A                      7.10
     Institutional Shares(9)                      15.21            N/A                      9.02
     Series B Investor Shares(36)                  N/A             N/A                      N/A

  Small Cap Value Equity
     Service Shares(1)                             4.51            N/A                      8.37
     Series A Investor Shares(35)                 (0.27)           N/A                     11.10
     Institutional Shares(37)                      4.77            N/A                     12.70
     Series B Investor Shares(38)                  N/A             N/A                     (6.04)

  International Equity
     Service Shares(1)                            (1.76)           N/A                      6.64
     Series A Investor Shares(35)                 (6.39)           N/A                      6.31
     Institutional Shares(39)                     (1.60)           N/A                     10.44
     Series B Investor Shares(40)                  N/A             N/A                    (17.83)

  International Emerging Markets
     Service Shares(41)
     Series A Investor Shares(41)                  N/A             N/A                    (19.40)
     Institutional Shares(41)                      N/A             N/A                    (23.21)
     Series B Investor Shares(42)                  N/A             N/A                    (19.30)
                                                   N/A             N/A                      N/A


                                                            AVERAGE ANNUAL TOTAL RETURN
                                                            ---------------------------

                                                 FOR THE        FOR THE 5
                                                YEAR ENDED     YEARS ENDED          SINCE COMMENCEMENT OF
  PORTFOLIO                                      3/31/95         3/31/95                 OPERATIONS
  ---------                                      -------         -------                 ----------

  Balanced
     Service Shares(1)                            6.38%            N/A                     5.63%
     Series A Investor Shares(43)                  1.53            N/A                      8.36
     Institutional Shares(44)                      6.62            N/A                      8.60
     Series B Investor Shares(45)                  N/A             N/A                      2.67




-------------------------------
         (1)     Commenced operations on July 29, 1993.
         (2)     Commenced operations on February 5, 1992.
         (3)     Commenced operations on November 1, 1989.
         (4)     Class had not commenced operations at March 31, 1995.
         (5)     Commenced operations on May 14, 1990.
         (6)     Commenced operations on January 21, 1993.
         (7)     Class had not commenced operations at March 31, 1995.
         (8)     Commenced operations on May 11, 1992.
         (9)     Commenced operations on April 20, 1992.
         (10)    Class had not commenced operations at March 31, 1995.
         (11)    Commenced operations on December 1, 1992.
         (12)    Commenced operations on October 13, 1994.
         (13)    Commenced operations on October 3, 1994.
         (14)    Commenced operations on September 1, 1993.
         (15)    Commenced operations on November 17, 1993.
         (16)    Class had not commenced operations at March 31, 1995.
         (17)    Commenced operations on September 23, 1993.
         (18)    Commenced operations on May 20, 1994.
         (19)    Commenced operations on September 17, 1993.
         (20)    Class had not commenced operations at March 31, 1995.
         (21)    Commenced operations on October 4, 1994.
         (22)    Commenced operations on October 3, 1994.
         (23)    Commenced operations on May 2, 1992.
         (24)    Commenced operations on May 20, 1992.
         (25)    Class had not commenced operations at March 31, 1995.
         (26)    Commenced operations on July 28, 1993.
         (27)    Commenced operations on March 14, 1992.
         (28)    Class had not commenced operations at March 31, 1995.
         (29)    Commenced operations on September 15, 1993.
         (30)    Commenced operations on September 14, 1993.
         (31)    Class had not commenced operations at March 31, 1995.
         (32)    Commenced operations on October 13, 1993.
         (33)    Commenced operations on September 13, 1993.
         (34)    Class had not commenced operations at March 31, 1995.
         (35)    Commenced operations on June 2, 1992.
         (36)    Class had not commenced operations at March 31, 1995.
         (37)    Commenced operations on April 13, 1992.
         (38)    Commenced operations on October 3, 1994.
         (39)    Commenced operations on April 27, 1992.
         (40)    Commenced operations on October 3, 1994.

         (41)    Commenced operations on June 17, 1994.
         (42)    Class had not commenced operations at March 31, 1995.
         (43)    Commenced operations on May 14, 1990.
         (44)    Commenced operations on May 1, 1992.
         (45)    Commenced operations on October 3, 1994.
         (46) Reflects total returns prior to investing all of its assets in the Master Portfolio.

         No shares of any class of the International Fixed Income Portfolio had been issued prior to March 31, 1995.

         Each class of the Non-Money Market Portfolios may also from time to time include in advertisements and communications to shareholders a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of each class of a Non-Money Market Portfolio's shares with other performance measures. For example, in comparing the total return of a Non-Money Market Portfolio's shares with data published by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of the Standard & Poor's 500 Stock Index, EAFE, the Dow Jones Industrial Average or the Shearson Lehman Hutton Government Corporate Bond Index, as appropriate, a Non-Money Market Portfolio may calculate the aggregate total return for its shares of a certain class for the period of time specified in the advertisement or communication by assuming the investment of $10,000 in such Non-Money Market Portfolio's shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. A Non-Money Market Portfolio does not, for these purposes, deduct from the initial value invested or the ending value any amount representing front-end or deferred sales charges, respectively, charged to purchasers of Series A and Series B Investor Shares, respectively. The Series A and Series B Investor classes of the Portfolio will, however, disclose the maximum applicable sales charge and will also disclose that the performance data does not reflect sales charges and that inclusion of sales charges would reduce the performance quoted.

         NON-MONEY MARKET PORTFOLIO YIELD. The Balanced, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond, Intermediate-Term Bond, Government Income and International Fixed Income Portfolios may advertise their yields on their Service, Series A Investor, Series B Investor and Institutional Shares. Under the rules of the SEC, each such Portfolio advertising the respective yields for its Service, Series A Investor, Series B Investor and Institutional Shares must calculate yield using the following formula:

                             a-b     6
                 YIELD = 2[(----- +1)  - 1]
                             cd

                 Where:   a =     dividends and interest earned during  the
                                  period.

                          b = expenses accrued for the period (net of reimbursements).

                          c =     the average daily number of shares
                                  outstanding during the period that
                                  were entitled to receive dividends.

                          d = the maximum offering price per share on the last day of the period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Portfolio is recognized by accruing 1/360th of the stated dividend rate of the security each day that the security is in the Portfolio. Except as noted below, interest earned on any debt obligations held by the Portfolio is calculated by computing the yield to maturity of each obligation held by the Portfolio based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date.

         With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. However, interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

         With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Portfolio may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted-average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted-average maturity date is not available, or (ii) not to amortize discount or premium on the remaining security. The amortization schedule will be adjusted monthly to reflect changes in the market values of debt obligations.

         Undeclared earned income will be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter. In the case of Series A Investor Shares of a Non-Money Market Portfolio, a Portfolio's maximum offering price per share for purposes of the formula includes the maximum front-end sales charge imposed by the Portfolio -- currently 4.50% of the per share offering price.

         Each of the Tax-Free Income, Ohio Tax-Free Income and Pennsylvania Tax-Free Income Portfolios may advertise the tax-equivalent yield for its shares of a specified class. Under the rules of the SEC, such a Portfolio advertising its tax-equivalent yield must calculate such tax- equivalent yield by dividing that portion of the yield of the Portfolio which is tax-exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Portfolio which is not tax-exempt.

         The annualized yield information for the 30-day period ended March 31, 1995 for the Portfolios referenced below was as follows:

                                                                                TAX-EQUIVALENT YIELD
                                                                              (ASSUMES A FEDERAL INCOME
  PORTFOLIO                                                YIELD                   TAX RATE OF 28%)
  ---------                                                -----                   ----------------
  Managed Income
       Service Shares                                      6.56%                         N/A
       Series A Investor Shares                            6.08                          N/A
       Institutional Shares                                6.81                          N/A
       Series B Investor Shares                             N/A                          N/A

  Tax-Free Income
       Service Shares                                      4.94%                        6.86%
       Series A Investor Shares                            4.51                         6.26
       Institutional Shares                                5.17                         7.18
       Series B Investor Shares                             N/A                          N/A

  Intermediate Government
       Service Shares                                      6.70                          N/A
       Series A Investor Shares                            6.44                          N/A
       Institutional Shares                                6.93                          N/A
       Series B Investor Shares                             N/A                          N/A

  Ohio Tax-Free income
       Service Shares                                      5.78                         8.03
       Series A Investor Shares                            5.52                         7.67
       Institutional Shares                                6.00                         8.33
       Series B Investor Shares                            5.10                         7.08

  Pennsylvania Tax-Free Income
       Service Shares                                      5.32                         7.39
       Series A Investor Shares                            4.90                         6.81
       Institutional Shares                                5.55                         7.71
       Series B Investor Shares                            4.65                         6.46

  Short-Term Bond
       Service Shares                                      6.20                          N/A
       Series A Investor Shares                            5.89                          N/A
       Institutional Shares                                6.42                          N/A
       Series B Investor Shares                             N/A                          N/A

  Intermediate-Term Bond
       Service Shares                                      6.27                          N/A
       Series A Investor Shares                            6.06                          N/A
       Institutional Shares                                6.53                          N/A
       Series B Investor Shares                             N/A                          N/A

  Government Income
       Service Shares                                       N/A                          N/A
       Series A Investor Shares                            7.18                          N/A
       Institutional Shares                                 N/A                          N/A
       Series B Investor Shares                            6.92                          N/A




         OTHER INFORMATION REGARDING INVESTMENT RETURNS. In addition to providing performance information that demonstrates the total return or yield of shares of a particular class of a Portfolio over a specified period of time, the Fund may provide certain other information demonstrating hypothetical investment returns. Such information may include, but is not limited to, illustrating the compounding effects of a dividend in a dividend reinvestment plan or the impact of tax-free investing. As illustrated below, the Fund may demonstrate, using certain specified hypothetical data, the compounding effect of dividend reinvestment on investments in a Non-Money Market Portfolio.





         The Money and Non-Money Market Municipal Portfolios may illustrate in advertising or sales literature the benefits of tax-free investing. For example, Table 1 shows taxpayers how to translate Federal tax savings from investments the income on which is not subject to Federal income tax into an equivalent yield from a taxable investment. Similarly, Tables 2, 3, 4, 5 and 6 show Pennsylvania, Ohio, North Carolina, Virginia and New Jersey shareholders the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of the Pennsylvania Municipal Money Market and Pennsylvania Tax-Free Income Portfolios, the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios, the North Carolina Municipal Money Market Portfolio, the Virginia Municipal Money Market Portfolio, and the New Jersey Municipal Money Market Portfolio, respectively. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Money and Non-Money Market Municipal Portfolios, which may be higher or lower than the yields shown.

TABLE 1



                                            Federal                          TAX-EXEMPT YIELD
             1995 Taxable                  Marginal
           Income Bracket                  Tax Rate*      3.0%       3.5%    4.0%     .5%         5.0%      5.5%    6.0%
--------------------------------------------------------------------------------------------------------------------------


  Single Return        Joint Return

$     0 - $23,350    $     0 - $39,000         15.0%     3.529%     4.118%   4.706%   5.294%     5.882%    6.471%   7.059%
$23,351 - $56,550    $39,001 - $94,250         28.0%     4.167%     4.861%   5.556%   6.250%     6.944%    7.639%   8.333%
$56,551 -$117,950    $94,251 -$143,600         31.0%     4.348%     5.072%   5.797%   6.522%     7.246%    7.971%   8.696%
$117,951-$256,500    $143,601-$256,500         36.0%     4.688%     5.469%   6.250%   7.031%     7.812%    8.594%   9.375%
    Over $256,500        Over $256,500         39.6%     4.967%     5.795%   6.623%   7.450%     8.278%    9.106%   9.934%




*Rates do not include the phase out of personal exemptions or itemized deductions. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1995, taxpayers with adjusted gross income in excess of a threshold amount of approximately $114,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $114,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1995 is estimated to be from $114,700 to $237,201 and for married taxpayers filing a joint return from $172,050 to $294,551. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1995.

TABLE 2



                                         Approx.
                                         Combined
                                         Federal
                                         and PA                             TAX-EXEMPT YIELD
               1995 Federal              Marginal
         Taxable Income Bracket          Tax Rate*      3.0%       3.5%      4.0%         4.5%       5.0%         5.5%      6.0%
-----------------------------------------------------------------------------------------------------------------------------------

  Single Return          Joint Return

$     0 - $ 23,350   $      0 - $39,000      17.380%   3.631%     4.236%    4.841%       5.447%     6.052%       6.657%     7.262%
$23,351 - $ 56,550   $ 39,001 - $94,250      30.016%   4.287%     5.001%    5.716%       6.430%     7.144%       7.859%     8.573%
$56,551 - $117,950   $ 94,251 -$143,600      32.932%   4.473%     5.219%    5.964%       6.710%     7.455%       8.201%     8.946%
$117,951- $256,500   $143,601 -$256,500      37.792%   4.823%     5.626%    6.430%       7.234%     8.038%       8.841%     9.645%
     Over $256,500        Over $256,500      41.291%   5.110%     5.962%    6.813%       7.665%     8.517%       9.368%    10.220%




*The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1995, taxpayers with adjusted gross income in excess of a threshold amount of approximately $114,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the threshold of approximately $114,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1995 is estimated to be from $114,700 to $237,201 and for married taxpayers filing a joint return from $172,050 to $294,551. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1995.

TABLE 3

                               Weighted       Approximate
                  Federal      Ave.Ohio       Combined Federal                      Tax-Exempt Yield
     1995         Marginal     Marginal       and Ohio
Income Bracket*   Tax Rate     Tax Rate*      Marginal Tax Rate*      3.0%           3.5%        4.0%          4.5%
--------------    --------     --------       -----------------       ----          -----       -----         ------

Single Return                                                    Taxable Yield - Single Return
-------------

      0 -  23,350    15.0%         2.549%       17.166%               3.622%         4.225%      4.829%        5.433%
 23,351 -  56,550    28.0%         4.828%       31.476%               4.378%         5.108%      5.837%        6.567%
 56,551 - 100,000    31.0%         5.543%       34.824%               4.603%         5.370%      6.137%        6.904%
100,001 - 117,950    31.0%         6.900%       35.761%               4.670%         5.448%      6.227%        7.005%
117,951 - 200,000    36.0%         6.900%       40.416%               5.035%         5.874%      6.713%        7.552%
200,001 - 256,500    36.0%         7.500%       40.800%               5.068%         5.912%      6.757%        7.601%
Over 256,500         39.6%         7.500%       44.130%               5.370%         6.265%      7.159%        8.054%


                              Tax-Exempt Yield
     1995
Income Bracket*          5.0%        5.5%       6.0%
--------------          ------       -----      -----

Single Return           Taxable Yield - Single Return
-------------

      0 -  23,350        6.036%      6.640%     7.243%
 23,351 -  56,550        7.297%      8.026%     8.756%
 56,551 - 100,000        7.672%      8.439%     9.206%
100,001 - 117,950        7.783%      8.562%     9.340%
117,951 - 200,000        8.392%      9.231%    10.070%
200,001 - 256,500        8.446%      9.291%    10.135%
Over 256,500             8.949%      9.844%    10.739%


                               Weighted       Approximate
                  Federal      Ave.Ohio       Combined Federal                      Tax-Exempt Yield
     1995         Marginal     Marginal       and Ohio
Income Bracket*   Tax Rate     Tax Rate*      Marginal Tax Rate*      3.0%           3.5%        4.0%          4.5%
--------------    --------     --------       -----------------       ----          -----       -----         ------

Joint Return                                                                   Taxable Yield - Joint Return
------------

      0 -  39,000    15.0%         2.711%       17.304%               3.628%         4.232%      4.837%        5.442%
 39,001 -  94,250    28.0%         4.881%       31.514%               4.380%         5.111%      5.841%        6.571%
 94,251 - 100,000    31.0%         5.646%       34.896%               4.608%         5.376%      6.144%        6.912%
100,001 - 143,600    31.0%         6.555%       35.523%               4.653%         5.428%      6.204%        6.979%
143,601 - 200,000    36.0%         6.555%       40.195%               5.016%         5.852%      6.688%        7.524%
200,001 - 219,900    36.0%         7.125%       40.560%               5.047%         5.888%      6.729%        7.571%
219,901 - 256,500    36.0%         7.500%       40.800%               5.068%         5.912%      6.757%        7.601%
     Over 256,500    39.6%         7.500%       44.130%               5.370%         6.265%      7.159%        8.054%


                              Tax-Exempt Yield
     1995
Income Bracket*          5.0%        5.5%       6.0%
--------------          ------       -----      -----

Joint Return            Taxable Yield - Joint Return
------------

      0 -  39,000       6.046%        6.651%     7.255%
 39,001 -  94,250       7.301%        8.031%     8.761%
 94,251 - 100,000       7.680%        8.448%     9.216%
100,001 - 143,600       7.755%        8.530%     9.306%
143,601 - 200,000       8.361%        9.197%    10.033%
200,001 - 219,900       8.412%        9.253%    10.094%
219,901 - 256,500       8.446%        9.291%    10.135%
  Over 256,500          8.949%        9.844%    10.739%


*The income brackets applicable to the state of Ohio do not correspond to the Federal taxable income brackets. In addition, Ohio taxable income will likely be different than Federal taxable income because it is computed by reference to Federal adjusted gross income with specifically-defined Ohio modifications and exemptions, and does not consider many of the deductions allowed from Federal adjusted gross income in computing Federal taxable income. In arriving at the combined marginal tax rate, a weighted average of Ohio's marginal tax rate was used within each Federal taxable income bracket up to $100,000, at which point Ohio's actual 6.9% marginal rate was applied up to taxable income of $200,000, at which point Ohio's top actual marginal rate of 7.5% was applied. The Ohio joint filing credit has been taken into account in determining the marginal tax rate for the taxable yield on joint returns up to the maximum credit amount allowed. However, no other state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1994, taxpayers with adjusted gross income in excess of a $111,800 threshold amount are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of the $111,800 threshold or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1994 is from $111,800 to $234,301 and for married taxpayers filing a joint return the range is from $167,700 to $290,201. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1994.

TABLE 4


            1995 Taxable                                      North
           Income Bracket                    Federal        Carolina       Combined Federal                Tax-Exempt Yield
                                            Marginal        Marginal      and North Carolina
Single Return           Joint Return        Tax Rate        Tax Rate    Marginal Tax Rate*           3.0%       3.5%        4.0%
-------------           ------------        --------        --------    ----------------------       ----        ----       ----

       0 -  12,750            0 - 21,250      15.0%          6.00%           20.100%                3.755%      4.380%     5.006%
  12,751 -  23,350       21,251 - 39,000      15.0%          7.00%           20.950%                3.795%      4.428%     5.060%
  23,351 -  56,550       39,001 - 94,250      28.0%          7.00%           33.040%                4.480%      5.227%     5.974%
  56,551 -  60,000       94,251 -100,000      31.0%          7.00%           35.830%                4.675%      5.454%     6.233%
  60,001 - 117,950      100,001 -143,600      31.0%          7.75%           36.348%                4.713%      5.499%     6.284%
 117,951 - 256,500      143,601 -256,500      36.0%          7.75%           40.960%                5.081%      5.928%     6.775%
      Over 256,500          Over 256,500      39.6%          7.75%           44.281%                5.384%      6.282%     7.179%

            1995 Taxable
           Income Bracket                         Tax-Exempt Yield

Single Return           Joint Return       4.5%      5.0%       5.5%         6.0%
-------------           ------------       ----      ----       ----         ----

        0 -  12,750           0 - 21,250  5.632%     6.258%    6.884%      7.509%
  12,751  -  23,350      21,251 - 39,000  5.693%     6.325%    6.958%      7.590%
  23,351  -  56,550      39,001 - 94,250  6.720%     7.467%    8.214%      8.961%
  56,551  -  60,000      94,251 -100,000  7.013%     7.792%    8.571%      9.350%
  60,001  - 117,950     100,001 -143,600  7.070%     7.855%    8.641%      9.426%
 117,951  - 256,500     143,601 -256,500  7.622%     8.469%    9.316%     10.163%
  Over 256,500              Over 256,500  8.076%     8.974%    9.871%     10.768%



*The taxable income brackets applicable to North Carolina do not correspond to the Federal taxable income brackets. The taxable income brackets presented in this table represent the breakpoints for both the Federal and North Carolina marginal tax rate changes. When applying these brackets, Federal taxable income may be different than North Carolina taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1995, taxpayers with adjusted gross income in excess of $114,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of $114,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1995 is from $114,700 to $237,201, and for married taxpayers filing a joint return the range is from $172,050 to $294,551. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1995.

TABLE 5


            1995 Taxable
           Income Bracket              Federal    Virginia    Combined Federal                  Tax-Exempt Yield
                                       Marginal   Marginal      and Virginia
Single Return        Joint Return      Tax Rate   Tax Rate   Marginal Tax Rate*    3.0%       3.5%       4.0%        4.5%
-------------        ------------      --------   --------   ------------------    ----       ----       ----        ----

      0 -  22,750         0 - 38,000    15.0%        5.75%         19.888%         3.745%      4.369%     4.993%      5.617%
  22,751 - 55,100    38,001 - 91,850    28.0%        5.75%         32.140%         4.421%      5.158%     5.894%      6.631%
 55,101 - 115,000   91,851 - 140,000    31.0%        5.75%         34.968%         4.613%      5.382%     6.151%      6.920%
115,001 - 250,000  140,001 - 250,000    36.0%        5.75%         39.680%         4.973%      5.802%     6.631%      7.460%
     OVER 250,000       OVER 250,000    39.6%        5.75%         43.073%         5.270%      6.148%     7.027%      7.905%

            1995 Taxable
           Income Bracket                     Tax-Exempt Yield

Single Return        Joint Return         5.0%      5.5%        6.0%
-------------        ------------         ----      ----        ----

      0 -  22,750         0 - 38,000     6.241%    6.865%      7.489%
  22,751 - 55,100    38,001 - 91,850     7.368%    8.105%      8.842%
 55,101 - 115,000   91,851 - 140,000     7.688%    8.457%      9.226%
115,001 - 250,000  140,001 - 250,000     8.289%    9.118%      9.947%
     OVER 250,000       OVER 250,000     8.783%    9.661%     10.540%


*The taxable income brackets applicable to Virginia do not correspond to the Federal taxable income brackets. Because Virginia imposes a maximum tax rate of 5.75% on taxable income over $17,000, the taxable income brackets presented in this table represent the breakpoints only for the Federal marginal tax rate changes. When applying these brackets, Federal taxable income may be different than Virginia taxable income. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate.
The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher income individuals. For 1995, taxpayers with adjusted gross income in excess of $114,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income excess of $114,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1995 is from $114,700 to $237,201 and for married taxpayers filing a joint return from $172,050 to $294,551. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1995.

TABLE 6

                                                             Approximate
                             Federal           NJ          Combined Federal                         Tax-Exempt Yield
       1995 Taxable          Marginal       Marginal            and NJ
     Income Bracket*         Tax Rate       Tax Rate      Marginal Tax Rate     3.0%       3.5%      4.0%     4.5%       5.0%
     ---------------         --------       --------      -----------------     ----       ----      ----     ----       ----

      Single Return                                                                          Taxable Yield - Single Return
      -------------
              0 - 20,000      15.0%           1.700%            16.445%         3.590%    4.189%    4.787%     5.386%    5.984%

         20,001 - 23,350      15.0%           2.125%            16.806%         3.606%    4.207%    4.808%     5.409%    6.010%

         23,251 - 35,000      28.0%           2.125%            29.530%         4.257%    4.967%    5.676%     6.386%    7.095%

         35,001 - 40,000      28.0%           4.250%            31.060%         4.352%    5.077%    5.802%     6.527%    7.253%

         40,001 - 56,550      28.0%           6.013%            32.329%         4.433%    5.172%    5.911%     6.650%    7.389%

         56,551 - 75,000      31.0%           6.013%            35.149%         4.626%    5.397%    6.168%     6.939%    7.710%

        75,001 - 117,950      31.0%           6.580%            35.540%         4.654%    5.430%    6.205%     6.981%    7.757%

       117,951 - 256,500      36.0%           6.580%            40.211%         5.018%    5.854%    6.690%     7.526%    8.363%

            OVER 256,500      39.6%           6.580%            43.574%         5.317%    6.203%    7.089%     7.975%    8.861%


                                        Tax-Exempt Yield
       1995 Taxable
     Income Bracket*         5.5%      6.0%       6.5%      7.0%
     ---------------         ----      ----       ----      ----

      Single Return              Taxable Yield - Single Return
      -------------
              0 - 20,000     6.582%    7.181%     7.779%    8.378%

         20,001 - 23,350     6.611%    7.212%     7.813%    8.414%

         23,251 - 35,000     7.805%    8.514%     9.224%    9.933%

         35,001 - 40,000     7.978%    8.703%     9.428%   10.154%

         40,001 - 56,550     8.128%    8.866%     9.605%   10.344%

         56,551 - 75,000     8.481%    9.252%    10.023%   10.794%

        75,001 - 117,950     8.532%    9.308%    10.084    10.859%

       117,951 - 256,500     9.199%   10.035%    10.872%   11.708%

            OVER 256,500     9.747%   10.633%    11.520%   12.406%

                                                             Approximate
                             Federal           NJ          Combined Federal                         Tax-Exempt Yield
       1995 Taxable          Marginal       Marginal            and NJ
     Income Bracket*         Tax Rate       Tax Rate      Marginal Tax Rate     3.0%       3.5%      4.0%     4.5%       5.0%
     ---------------         --------       --------      -----------------     ----       ----      ----     ----       ----

       Joint Return                                                                           Taxable Yield - Joint Return
       ------------
              0 - 20,000      15.0%           1.700%            16.445%         3.590%    4.189%    4.787%     5.386%    5.984%

         20,001 - 39,000      15.0%           2.125%            16.806%         3.606%    4.207%    4.808%     5.409%    6.010%

         39,001 - 50,000      28.0%           2.125%            29.530%         4.257%    4.967%    5.676%     6.386%    7.095%

         50,001 - 70,000      28.0%           2.975%            30.142%         4.294%    5.010%    5.726%     6.442%    7.157%

         70,001 - 80,000      28.0%           4.250%            31.060%         4.352%    5.077%    5.802%     6.527%    7.253%

         80,001 - 94,250      28.0%           6.013%            32.329%         4.433%    5.172%    5.911%     6.650%    7.389%

        94,251 - 143,600      31.0%           6.013%            35.149%         4.626%    5.397%    6.168%     6.939%    7.710%

       143,601 - 150,000      36.0%           6.013%            39.848%         4.987%    5.819%    6.650%     7.481%    8.312%

       150,001 - 256,500      36.0%           6.580%            40.211%         5.018%    5.854%    6.690%     7.526%    8.363%

            OVER 256,500      39.6%           6.580%            43.574%         5.317%    6.203%    7.089%     7.975%    8.861%



                                        Tax-Exempt Yield
       1995 Taxable
     Income Bracket*         5.5%      6.0%       6.5%      7.0%
     ---------------         ----      ----       ----      ----

       Joint Return               Taxable Yield - Joint Return
       ------------
              0 - 20,000      6.582%    7.181%     7.779%    8.378%

         20,001 - 39,000      6.611%    7.212%     7.813%    8.414%

         39,001 - 50,000      7.805%    8.514%     9.224%    9.933%
         50,001 - 70,000      7.873%    8.589%     9.305%   10.020%

         70,001 - 80,000      7.978%    8.703%     9.428%   10.154%
         80,001 - 94,250      8.128%    8.866%     9.605%   10.344%

        94,251 - 143,600      8.481%    9.252%    10.023%   10.794%

       143,601 - 150,000      9.144%    9.975%    10.806    11.637%
       150,001 - 256,500      9.199%   10.035%    10.872%   11.708%

            OVER 256,500      9.747%   10.633%    11.520%   12.406%


* The taxable income brackets applicable to New Jersey do not correspond to the Federal taxable income brackets.
                     The taxable income brackets presented in this table represent the breakpoints for both the Federal and New Jersey marginal tax rate changes. When applying these brackets, Federal taxable income will be different than New Jersey taxable income because New Jersey does not start with Federal taxable income in computing its own state income tax base. No state tax credits, exemptions, or local taxes have been taken into account in arriving at the combined marginal tax rate. The income amount shown is income subject to Federal income tax reduced by adjustments to income, exemptions, and itemized deductions (including the deduction for state and local income taxes). If the standard deduction is taken for Federal income tax purposes, the taxable equivalent yield required to equal a specified tax-exempt yield is at least as great as that shown in the table. It is assumed that the investor is not subject to the alternative minimum tax. Where applicable, investors should consider that the benefit of certain itemized deductions and the benefit of personal exemptions are limited in the case of higher-income individuals. For 1995, taxpayers with adjusted gross income in excess of $114,700 are subject to an overall limitation on certain itemized deductions, requiring a reduction in such deductions equal to the lesser of (i) 3% of adjusted gross income in excess of $114,700 or (ii) 80% of the amount of such itemized deductions otherwise allowable. The benefit of each personal exemption is phased out at the rate of two percentage points for each $2,500 (or fraction thereof) of adjusted gross income in the phase-out zone. For single taxpayers the range of adjusted gross income comprising the phase-out zone for 1995 is from $114,700 to $237,201, and for married taxpayers filing a joint return the range is from $172,050 to $294,551. The Federal tax brackets, the threshold amounts at which itemized deductions are subject to reduction, and the range over which personal exemptions are phased out will be further adjusted for inflation for each year after 1995.

         MISCELLANEOUS. Yields on shares of a Portfolio may fluctuate daily and do not provide a basis for determining future yields. Because such yields will fluctuate, they cannot be compared with yields on savings account or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. In comparing the yield of one fund to another, consideration should be given to each fund's investment policies, including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield. The fees which may be imposed by Authorized Dealers, Service Organizations and other institutions on their customers are not reflected in the calculations of total returns or yields for the Portfolios.

         The Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested by being paid in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original investment in the Portfolio, but also of the additional Portfolio shares received through reinvestment. The Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Portfolio, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Portfolio), as well as the views of the Portfolios' adviser and/or sub-advisers as to current market, economy, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Portfolio. The Fund may also include in advertisements charts, graphs or drawings which illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, treasury bills and shares of a Portfolio. In addition, advertisement or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Portfolio. Such advertisements or communicators may include symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.


                                     TAXES

         The following is only a summary of certain additional tax considerations generally affecting the Portfolios and their

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shareholders that are not described in the Prospectuses.  No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

         Each Portfolio will elect to be taxed as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio generally is exempt from Federal income tax on its net investment income and realized capital gains that it distributes to shareholders, provided that it distributes an amount equal to at least the sum of (a) 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss, if any, for the year) and (b) 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

         In addition to satisfaction of the Distribution Requirement, each Portfolio must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (including, but not limited to, gains from forward foreign currency exchange contacts), or from other income derived with respect to its business of investment in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of stock, securities and certain other investments (including securities and forward foreign currency exchange contracts, but only to the extent that such contracts are not directly related to the Portfolio's principal business of investing in stock or securities) held for less than three months (the "Short-Short Gain Test"). Future Treasury regulations may provide that foreign currency gains that are not "directly related" to a Portfolio's principal business of investing in stock or securities will not satisfy the Income Requirement. Interest (including original issue discount and "accrued market discount") received by a Portfolio at maturity or upon disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security held for less than three months for purposes of the Short-Short Gain Test. However, any other income that is attributable to realized market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose.

         In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of each Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Portfolio controls and which are engaged in the same or similar trades or businesses.

         Each of the Money and Non-Money Market Municipal Portfolios is designed to provide investors with tax-exempt interest income. Shares of the Money and Non-Money Market Municipal Portfolios would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Portfolio's dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Money and Non-Money Market Municipal Portfolios may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related person" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired.
"Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

         In order for the Money and Non-Money Market Municipal Portfolios to pay exempt interest dividends for any taxable year, at the close of each quarter of the taxable year at least 50% of the value of each such Portfolio must consist of exempt interest obligations. Exempt interest dividends distributed to shareholders are not included in the shareholder's gross income for regular Federal income tax purposes. However, all shareholders required to file a Federal income tax return are required to report the receipt of exempt interest dividends and other exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax (currently imposed at the rates of 26% and 28% in the case of non-corporate taxpayers and at the rate of 20% in the case of corporate taxpayers) in two circumstances. First, exempt interest dividends derived from certain "private activity" bonds issued after August 7, 1986, generally will constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining certain adjustments for alternative minimum tax purposes. In addition, exempt interest dividends paid to corporate taxpayers may in these two circumstances be subject to tax under the environmental tax under Section 59A of the Code, which is imposed at the rate of 0.12% on the excess of the modified alternative minimum taxable income of a corporate taxpayer over $2 million for taxable years beginning before January 1996. Receipt of exempt interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

         If a Money or Non-Money Market Municipal Portfolio distributes exempt interest dividends during the shareholder's taxable year, no deduction generally will be allowed for any interest expense on indebtedness incurred to purchase or carry shares of such Portfolio.

         The Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios are not subject to the Ohio personal income tax, school district income taxes in Ohio, the Ohio corporation franchise tax, or the Ohio dealers intangibles tax, provided that, with respect to the Ohio corporation franchise tax and the Ohio dealers intangibles tax, the Fund timely files the annual report required by Section 5733.09 of the Ohio Revised Code. Distributions with respect to the Ohio Municipal Money Market and Ohio Tax-Free Income Portfolios properly attributable to proceeds of insurance paid to those Portfolios that represent maturing or matured interest on defaulted Obligations held by those Portfolios and that are excluded from gross income for federal income tax purposes will not be subject to Ohio personal income tax or municipal or school district income taxes in Ohio if, and to the same extent as, such interest would not have been subject to such taxes if paid in the normal course by the issuer of such defaulted Obligations.

         An investment in a Portfolio (including the North Carolina Municipal Money Market Portfolio) by a corporation subject to the North Carolina franchise tax will be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax. Investors in a Portfolio including, in particular, corporate investors which may be subject to the North Carolina franchise tax, should consult their tax advisors with respect to the effects on such tax of an investment in a Portfolio and with respect to their North Carolina tax situation in general.

         Distributions of investment company taxable income will be taxable (other than interest on tax-exempt Municipal Obligations held by the Money Market and Non-Money Market Municipal Portfolios and the possible allowance of the dividends received deduction described below) to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in shares. Shareholders receiving any distribution from a Portfolio in the form of additional shares will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. The Money Market and Non-Money Market Municipal Portfolios may each purchase securities that do not bear Tax-Exempt Interest. Any income on such securities recognized by such a Portfolio will be distributed and will be taxable to its shareholders.

         Each Portfolio intends to distribute to shareholders any of its excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares, whether such gain was recognized by the Portfolio prior to the date on which a shareholder acquired shares of the Portfolio and whether the distribution was paid in cash or reinvested in shares.

         In the case of corporate shareholders, distributions (other than capital gain dividends) of a Non-Money Market Portfolio for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Portfolio for the year. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation. Distributions of net investment income from debt securities and of net realized short-term capital gains will be taxable to shareholders as ordinary income and will not be treated as "qualifying dividends" for purposes of the dividends received deduction.

         Ordinary income of individuals will be taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains will be taxable at a maximum rate of 28%. Capital gains and ordinary income of corporate taxpayers are both taxed at a maximum nominal rate of 35%, but at marginal rates of 39% for taxable income between $100,000 and $335,000 and 38% for taxable income between $15,000,000 and 18,333,333. Investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares.

         Generally, futures contracts held by a Portfolio at the close of the Portfolio's taxable year will be treated for Federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sale will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the length of time a Portfolio holds the futures contract ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Portfolio in a prior year as a result of the constructive sale of the contracts. With respect to futures contracts to sell, which will be regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Portfolio, losses as to such contracts to sell will be subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which also will be applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts, deductions for interest and carrying charges will not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts from being treated for Federal income tax purposes as sold on the last business day of the Fund's taxable year, but gains and losses will be subject to such short sales, wash sales, loss deferral rules and the requirement to capitalize interest and carrying charges. Under temporary regulations, a Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40-60 rule will apply to the net gain or loss attributable to the futures contracts, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term. Options on futures contracts generally receive Federal tax treatment similar to that described above.

         Under the Federal income tax provisions applicable to regulated investment companies, less than 30% of a company's gross income for a taxable year must be derived from gains realized on the sale or other disposition of securities held for less than three months. The Internal Revenue Service has issued a private letter ruling with respect to certain other investment companies to the following effect: gains realized from a futures contract to purchase or to sell will be treated as being derived from a security held for three months or more regardless of the actual period for which the contract is held if the gain arises as a result of a constructive sale of the contract at the end of the taxable year as described above, and will be treated as being derived from a security held for less than three months only if the contract is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months elapses between the date the contract is acquired and the termination date. Although private letter rulings are not binding on the Internal Revenue Service with respect to the Portfolios, the Fund believes that the Internal Revenue Service would take a comparable position with respect to the Portfolios. In determining whether the 30% test is met for a taxable year, increases and decreases in the value of a Portfolio's futures contracts and securities that qualify as part of a "designated hedge," as defined in the Code, may be netted.

         Special rules govern the Federal income tax treatment of the portfolio transactions of the International Equity, International Emerging Markets and International Fixed Income Portfolios and certain transactions of the other Portfolios that are denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, certain preferred stock); (ii) the accruing of certain trade receivables and payables; (iii) the entering into or acquisition of any forward contract or similar financial instruments; and (iv) the entering into or acquisition of any futures contract, option or similar financial instrument, if such instrument is not marked-to-market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. With respect to such transactions, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts that are capital assets in the hands of the taxpayer and which are not part of a straddle ("Capital Asset Election"). In accordance with Treasury regulations, certain transactions with respect to which the taxpayer has not made the Capital Asset Election and that are part of a "Section 988 hedging transaction" (as defined in the Code and the Treasury regulations) are integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" (as identified by such Treasury regulations) are not subject to the mark-to-market or loss deferral rules under the Code. Some of the non-U.S. dollar-denominated investments that the Portfolios may make (such as non-U.S. dollar-denominated debt securities and obligations and preferred stock) and some of the foreign currency contracts the International Equity, International Emerging Markets and International Fixed Income Portfolios may enter into will be subject to the special currency rules described above. Gain or loss attributable to the foreign currency component of transactions engaged in by a Portfolio which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction.

         In addition, certain forward foreign currency contracts held by a Portfolio at the close of the Fund's taxable year will be subject to "mark-to-market" treatment. If the Fund makes the Capital Asset Election with respect to such contracts, the contract will be subject to the 40-60 rule described above. Otherwise, such gain or loss will be ordinary in nature. To receive such Federal income tax treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under these provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information the Treasury has not issued any such regulations. Forward foreign currency contracts entered into by the International Equity, International Emerging Markets and International Fixed Income Portfolios also may result in the creation of one or more straddles for Federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and requirements to capitalize interest and carrying charges may apply.

         If for any taxable year any Portfolio does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions (including amounts derived from interest on Municipal Obligations) will be taxable as ordinary dividends to the extent of such Portfolio's current and accumulated earnings and profits. Such distributions will be eligible for the dividends received deduction in the case of corporate shareholders.

         A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of the each calendar year to avoid liability for this excise tax.

         The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of dividends and gross sale proceeds paid to any shareholder (i) who has provided either an incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (iii) who has failed to certify to the Fund that he is not subject to backup withholding or that he is an "exempt recipient."

         Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Portfolios each year.

         The foregoing general discussion of Federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Although each Portfolio expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Portfolio may be subject to the tax laws of such states or localities. Shareholders should consult their tax advisors about state and local tax consequences, which may differ from the Federal income tax consequences described above.


                    ADDITIONAL INFORMATION CONCERNING SHARES

         Shares of the Fund have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding shares (irrespective of class) may elect all of the trustees. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus, shares will be fully paid and non-assessable by the Fund.

         There will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. At that time, the trustees then in office will call a shareholders' meeting to elect trustees. Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. The Fund's Declaration of Trust provides that meetings of the shareholders of the Fund shall be called by the trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

         The Funds' Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to:
(i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

                                 MISCELLANEOUS

        COUNSEL. The law firm of Drinker Biddle & Reath, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, serves as the Fund's counsel. The law firm of Stradley, Ronon, Stevens & Young, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103, serves as the Trust's counsel.

         INDEPENDENT ACCOUNTANTS. Coopers & Lybrand, L.L.P., 2400 Eleven Penn Center, Philadelphia, Pennsylvania 19103, serves as the Fund's and the Trust's independent accountants.

         FIVE PERCENT OWNERS. The name, address and percentage ownership of each person that on September 29, 1995 owned of record or beneficially 5% or more of the outstanding shares of a Portfolio which had commenced operations as of that date was as follows:

Money Market Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 6.0%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 85.1%; Government Money Market Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 76.5%; PNC Bank Pittsburgh, 960 Ft. Duquesne Blvd., Pittsburgh, PA 15222, 5.0%; Municipal Money Market Portfolio: PNC Bank Pittsburgh, 960 Ft. Duquesne Blvd., Pittsburgh, PA 15222, 12.1%; PNC Bank Ohio, 201 E. Fifth St., Cincinnati, OH 45202, 8.1%; PNC Bank, Saxon and Co., 200 Stevens Dr., Suite 260, Lester, PA 19113, 73.1%; Ohio Municipal Money Market Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 26.4%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 58.9%; North Carolina Municipal Money Market Portfolio:
Branch Banking & Trust Company, P.O. Box 1847, Wilson, N.C. 27893, 5.6%; Centura Bank, P.O. Box 1220, Rocky Mount, NC 27802, 13.1%; United Carolina Bank Whiteville, P.O. Drawer 632, Whiteville, NC 28472, 22.3%; First Charter National Bank, P.O. Box 228, Concord, NC 28926, 13.1%; First Citizens Bank, McWood & Co., P.O. Box 29522, Raleigh, NC 27626, 13.0%; North Carolina Trust Co., 301 North Elm St., Greensboro, NC 27402, 17.0%; Pennsylvania Municipal Money Market Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 5.6%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 85.3%; Virginia Municipal Money Market Portfolio: Oldom & Co., First Virginia Bank Inc., 6400 Arlington Blvd., Falls Church, VA 22042, 77.4%; Warritrust & Company, F&M Bank, P.O. Box 93, Warrenton, VA 22186, 5.8%; Piedmont Company, Piedmont Trust Bank, P.O. Box 4751, Martinsville, VA 24115, 9.9%;

Managed Income Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester,
PA 19113, 92.3; Tax-Free Income Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 15.5%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 41.5%; Ohio Tax-Free Income Portfolio: BHC Securities, 2005 Market St., Phila., PA 19103, 32.2%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 60.6%; Pennsylvania Tax-Free Income: BHC Securities, 100 N. 20th St., Phila., PA 19103, 46.4%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 24.9%; Intermediate Government Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.2%; Short-Term Bond Portfolio: Medical Practice Account, 1020 Walnut St., Phila., PA 19107, 14.3%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 83.7%; Intermediate-Term Bond Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 92.9%; Government Income
Portfolio: BHC Securities, 100 N. 20th St., Phila., PA 19103, 20.3%; International Emerging Markets Portfolio: First Charter National Bank, P.O. Box 228, Concord, NC 28026, 5.6%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 88.7%; Growth Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 96.4%; Index Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.5%; Small Cap Value Equity Portfolio: BHC Securities, 100 N. 20th St., Phila., PA 19103, 5.0%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 81.6%; International Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.6%; Balanced Portfolio: BHC Securities, 100 N. 20th St., Phila., PA 19103, 24.9%; PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 60.5%; Value Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 91.1%; Small Cap Growth Equity
Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 90.1%; and Core Equity Portfolio: PNC Bank, 200 Stevens Dr., Suite 260, Lester, PA 19113, 98.1%.

         On September 29, 1995, PNC Bank held of record approximately 79% of the Fund's outstanding shares, and may be deemed a controlling person of the Fund under the 1940 Act. PNC Bank is a national bank organized under the laws of the United States. All of the capital stock of PNC Bank is owned by PNC Bancorp, Inc. All of the capital stock of PNC Bancorp, Inc. is owned by PNC Bank Corp., a publicly-held bank holding company.

         BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment adviser, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. PIMC, BlackRock, PCM, PEAC and PNC Bank are subject to such banking laws and regulations.

         PIMC, BlackRock, PCM, PEAC and PNC Bank believe they may perform the services for the Fund contemplated by their respective agreements with the Fund without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent these companies from continuing to perform such services for the Fund. If such were to occur, it is expected that the Board of Trustees would recommend that the Fund enter into new agreements or would consider the possible termination of the Fund. Any new advisory or sub-advisory agreement would be subject to shareholder approval.

         SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in the Prospectus, a "majority of the outstanding shares" of a class, series or Portfolio means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular class, series or Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Portfolio.

         THE FUND'S NAME. PNC Bank Corp. is the owner of the registered service mark "PNC." The Fund has entered into a licensing agreement with respect to its non-exclusive use of "PNC," under which it has agreed not to claim any interest to the name "PNC" except under the agreement. The license will terminate if it is breached by the Fund or if neither PIMC nor any of PNC Bank Corp.'s affiliates continues as the investment adviser or manager of the Fund.


                              FINANCIAL STATEMENTS

         The Fund's Annual Report to Shareholders for the fiscal year ended September 30, 1994 (the "1994 Annual Report") and its Semi-Annual Report to Shareholders dated March 31, 1995 (the "1995 Semi-Annual Report") are incorporated by reference in this Statement of Additional Information. The financial statements and notes thereto in the 1994 Annual Report and the 1995 Semi-

Annual Report are incorporated in this Statement of Additional Information by reference. The financial statements included in the 1994 Annual Report have been audited by the Fund's independent accountants, Coopers & Lybrand, L.L.P., whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such report given upon their authority as experts in accounting and auditing. Additional copies of the 1994 Annual Report and the 1995 Semi-Annual Report may be obtained at no charge by telephoning the Distributor at the telephone number appearing on the front page of this Statement of Additional Information.

        With respect to the Master Portfolio, the financial statements and notes thereto included in the Trust's Annual Report with respect to the Master Portfolio for the fiscal year ended November 30, 1994 (the "1994 Master Portfolio Annual Report") and the financial statements and notes thereto included in its Semi-Annual Report with respect to the Master Portfolio dated May 31, 1995 (the "1995 Master Portfolio Semi-Annual Report") are incorporated by reference in this Statement of Additional Information. The financial statements and notes thereto in the 1994 Master Portfolio Annual Report have been audited by the Trust's independent accountants, Coopers & Lybrand, L.L.P., whose reports thereon are incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

                 A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

                 "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

                 "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

                 "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

                 "B" - Issue has only a speculative capacity for timely payment.

                 "C" - Issue has a doubtful capacity for payment.

                 "D" - Issue is in payment default.

                 Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

                 "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

                 "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

                 "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                 "Not Prime" - Issuer does not fall within any of the Prime rating categories.

                 The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

                 "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

                 "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                 "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                 "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                 "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                 "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                 "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

                 Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

                 "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

                 "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

                 "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

                 "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

                 "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

                 "D" - Securities are in actual or imminent payment default.

                 Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

                 Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

                 "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

                 "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

                 "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

                 "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

                 IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

                 "A1+" - Obligations supported by the highest capacity for timely repayment.

                 "A1" - Obligations are supported by the highest capacity for timely repayment.

                 "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

                 "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

                 "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

                 "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

                 "D" - Obligations which have a high risk of default or which are currently in default.


CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

                 The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

                 "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

                 "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

                 "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

                 "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

                 "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                 "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

                 "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                 "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

                 "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

                 "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

                 "CI" - This rating is reserved for income bonds on which no interest is being paid.

                 "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                 PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                 "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

         The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

                 "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

                 "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

                 "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                 "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                 "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

                 Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

                 Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.


                 The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

                 "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                 "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

                 "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

                 "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

                 "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

                 To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

                 The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

                 "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

                 "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

                 "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

                 "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

                 "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

                 To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

                 IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

                 "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

                 "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

                 "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

                 "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

                 "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

                 IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

                 Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

                 "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

                 "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

                 "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                 "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                 "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

                 "D" - This designation indicates that the long-term debt is in default.

                 PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.


MUNICIPAL NOTE RATINGS

                 A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

                 "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

                 "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

                 "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

                 Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

                 "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

                 "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

                 "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

                 "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

                 "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.


                 Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.





410-244-7742 (general fax no.)

                                THE PNC(R) FUND
                                     PART C
                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

                 (a)      Financial Statements:

                          (1) Included in Part A are audited Financial Highlights for the Registrant's Money Market, Municipal Money Market, Government Money Market; Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market, Value Equity, Growth Equity, Index Equity, Small Cap Value Equity, Small Cap Growth Equity, Core Equity, International Equity, International Emerging Markets, Balanced, Managed Income, Tax-Free Income, Intermediate Government, Ohio Tax-Free Income, Pennsylvania Tax-Free Income, Short-Term Bond and Intermediate-Term Bond Portfolios for the fiscal years ended September 30, 1994, September 30, 1993, September 30, 1992, September 30, 1991 and September 30, 1990.

                          (2) Included in Part A are unaudited semi-annual Financial Highlights for the Registrant's Money Market, Municipal Money Market, Government Money Market, Ohio Municipal Money Market, Pennsylvania Municipal Money Market, North Carolina Municipal Money Market, Virginia Municipal Money Market and Index Equity Portfolios for the six month period ended March 31, 1995.

                          (3) Incorporated herein by reference into Part B are the Registrant's financial statements, notes thereto and auditor's report thereon included in the Registrant's September 30, 1994 Annual Reports to Shareholders and in the Registrant's March 31, 1995 Semi-Annual Reports to Shareholders, all of which reports have been previously filed with the Commission. The Trust's financial statements, notes thereto and auditor's report thereon with respect to the Master Portfolio included in the Trust's November 30, 1994 Annual Report and in the Trust's May

                                  31, 1995 Semi-Annual Report, both of which have been previously filed with the Commission, are also incorporated herein by reference into Part B.

                 (b)      Exhibits:

                          (1)     (a)      Declaration of Trust of the
                                           Registrant dated December 22, 1988
                                           is incorporated herein by reference
                                           to Exhibit (1) of Registrant's
                                           Registration Statement on Form N-1A
                                           filed on December 23, 1988.

                                  (b)      Amendment No. 1 to Declaration of
                                           Trust is incorporated herein by
                                           reference to Exhibit (1)(b) of
                                           Pre-Effective Amendment No. 2 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on May 11, 1989.

                                  (c)      Amendment No. 2 to the Declaration
                                           of Trust dated December 23, 1993 is
                                           incorporated herein by reference to
                                           Exhibit (1)(c) of Post-Effective
                                           Amendment No. 12 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on July 8, 1994.

                          (2) Registrant's Code of Regulations is incorporated herein by reference to Exhibit (2) of Form N-1A, filed on December 23, 1988.

                          (3)              None.

                          (4)     (a)      Specimen Copies of Share
                                           Certificates for Shares of
                                           beneficial interest in Class A-1,
                                           Class A-2, Class A-3, Class B-1,
                                           Class B-2, Class B-3, Class C-1,
                                           Class C-2, Class C-3, Class D-1,
                                           Class D-2, Class D-3, Class E-1,
                                           Class E-2, Class E-3, Class F-1,
                                           Class F-2, Class F-3, Class G-1,
                                           Class G-2, Class G-3, Class H-1,
                                           Class H-2, Class H-3, Class I-1,
                                           Class I-2, Class I-3, Class J-1,
                                           Class J-2, Class J-3, Class K-1,
                                           Class K-2, Class K-3, Class L-1,
                                           Class L-2, Class L-3, Class M-1,
                                           Class M-2, Class M-3, Class N-1,
                                           Class N-2, Class N-3, Class O-1,
                                           Class O-2, Class O-3, Class P-1,
                                           Class P-2, Class P-3 of the
                                           Registrant are incorporated herein
                                           by
                                           reference to Exhibit 4 of
                                           Post-Effective Amendment No. 6 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on May 8, 1992.

                                  (b)      Form of Share Certificates for
                                           Shares of beneficial interest in
                                           Class Q-1, Class Q-2, Class Q-3,
                                           Class R-1, Class R-2, Class R-3,
                                           Class S-1, Class S-2, Class S-3,
                                           Class T-1, Class T-2, Class T-3,
                                           Class U-1, Class U-2, Class U-3 of
                                           the Registrant are incorporated
                                           herein by reference to Exhibit 4(b)
                                           of Post-Effective Amendment No. 8 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on January 22,
                                           1993.

                                  (c)      Form of Share Certificates for
                                           Shares of beneficial interest in
                                           Class V-1, Class V-2, Class V-3,
                                           Class W-1, Class W-2, Class W-3,
                                           Class X-1, Class X-2, Class X-3,
                                           Class Y-1, Class Y-2 and Class Y-3
                                           of the Registrant is incorporated
                                           herein by reference to Exhibit
                                           (4)(c) of Post-Effective Amendment
                                           No. 10 to Registrant's Registration
                                           Statement on Form N-1A filed on
                                           November 10, 1993.

                                  (d)      Form of Share Certificates for
                                           Shares of beneficial interest in
                                           Class Z-1, Class Z-2 and Class Z-3
                                           of the Registrant is incorporated
                                           herein by reference to Exhibit
                                           (4)(d) of Post-Effective Amendment
                                           No. 15 to Registrant's Registration
                                           Statement on Form N-1A filed on May
                                           11, 1995.

                          (5)     (a)      Investment Advisory Agreement
                                           between Registrant and PNC
                                           Institutional Management Corporation
                                           with respect to the Money Market,
                                           Government Money Market, Municipal
                                           Money Market, Managed Income, Growth
                                           Equity, International Equity and
                                           Balanced Portfolios is incorporated
                                           herein by reference to Exhibit 5(a)
                                           of Post-Effective Amendment No. 1 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on December 29,
                                           1989.

                                  (b)      Letter Agreement between Registrant
                                           and PNC Institutional Management
                                           Corporation
                                           relating to advisory services for the
                                           Tax-Free Income Portfolio is
                                           incorporated herein by reference to
                                           Exhibit 5(b) of Post-Effective
                                           Amendment No. 2 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on April 30, 1990.

                                  (c)      Sub-Advisory Agreement between PNC
                                           Institutional Management Corporation
                                           and PNC Bank, National Association
                                           with respect to the Money Market
                                           Portfolio and Government Money
                                           Market Portfolio is incorporated
                                           herein by reference to Exhibit 5(c)
                                           of Post-Effective Amendment No. 1 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on December 29,
                                           1989.

                                  (d)      Sub-Advisory Agreement between PNC
                                           Institutional Management Corporation
                                           and PNC Bank, National Association
                                           with respect to the Balanced and
                                           Tax-Free Income Portfolios is
                                           incorporated herein by reference to
                                           Exhibit 5(d) of Post-Effective
                                           Amendment No. 2 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on April 30, 1990.

                                  (e)      Sub-Advisory Agreement dated April
                                           20, 1992 between PNC Institutional
                                           Management Corporation and Provident
                                           Capital Management, Inc. with
                                           respect to the International Equity
                                           Portfolio is incorporated herein by
                                           reference to Exhibit (5)(f) of
                                           Post-Effective Amendment No. 10 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on November 10,
                                           1993.

                                  (f)      Investment Advisory Agreement dated
                                           February 3, 1992 between Registrant
                                           and PNC Institutional Management
                                           Corporation relating to the
                                           Intermediate Government, Value
                                           Equity, Small Cap Value Equity,
                                           Pennsylvania Tax-Free Income, Ohio
                                           Tax-Free Income, Pennsylvania
                                           Municipal Money Market and Ohio
                                           Municipal Money Market Portfolios is
                                           incorporated herein by reference to
                                           Exhibit (5)(g) of Post-Effective
                                           Amendment No. 10 to

                                           Registrant's Registration Statement
                                           on Form N-1A filed on November 10,
                                           1993.

                                  (g)      Investment Advisory Agreement dated
                                           December 17, 1993 between the
                                           Registrant and PNC Institutional
                                           Management Corporation relating to
                                           the Virginia Municipal Money Market,
                                           Government Income, International
                                           Fixed Income and International
                                           Emerging Markets Portfolios is
                                           incorporated herein by reference to
                                           Exhibit (5)(h) of Post-Effective
                                           Amendment No. 12 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on July 8, 1994.

                                  (h)      Sub-Advisory Agreement dated
                                           February 3, 1992 between PNC
                                           Institutional Management Corporation
                                           and PNC Bank, National Association
                                           with respect to the Ohio Municipal
                                           Money Market Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(h) of Post-Effective
                                           Amendment No. 10 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on November 10, 1993.

                                  (i)      Sub-Advisory Agreement dated
                                           February 3, 1992 between PNC
                                           Institutional Management Corporation
                                           and PNC Bank, National Association
                                           with respect to the Pennsylvania
                                           Municipal Money Market Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(i) of Post-Effective
                                           Amendment No. 10 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on November 10, 1993.

                                  (j)      Sub-Advisory Agreement dated
                                           February 3, 1992 between PNC
                                           Institutional Management Corporation
                                           and Provident Capital Management,
                                           Inc. with respect to the Value
                                           Equity Portfolio is incorporated
                                           herein by reference to Exhibit
                                           (5)(m) of Post-Effective Amendment
                                           No. 10 to Registrant's Registration
                                           Statement on Form N-1A filed on
                                           November 10, 1993.

                                  (k)      Sub-Advisory Agreement dated
                                           February 3, 1992 between PNC
                                           Institutional Management Corporation
                                           and Provident

                                           Capital Management, Inc. with respect
                                           to the Small Cap Value Equity
                                           Portfolio is incorporated herein by
                                           reference to Exhibit (5)(n) of
                                           Post-Effective Amendment No. 10 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on November 10,
                                           1993.

                                  (l)      Investment Advisory Agreement dated
                                           March 1, 1993 between Registrant and
                                           PNC Institutional Management
                                           Corporation relating to the
                                           Short-Term Bond, Intermediate-Term
                                           Bond, Core Equity, Small Cap Growth
                                           Equity and North Carolina Municipal
                                           Money Market Portfolios is
                                           incorporated herein by reference to
                                           Exhibit (5)(p) of Post-Effective
                                           Amendment No. 10 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on November 10, 1993.

                                  (m)      Sub-Advisory Agreement dated March
                                           1, 1993 between PNC Institutional
                                           Management Corporation and PNC Bank,
                                           National Association relating to the
                                           North Carolina Municipal Money
                                           Market Portfolio is incorporated
                                           herein by reference to Exhibit
                                           (5)(r) of Post-Effective Amendment
                                           No. 10 to Registrant's Registration
                                           Statement on Form N-1A filed on
                                           November 10, 1993.

                                  (n)      Sub-Advisory Agreement dated
                                           September 10, 1993 between PNC
                                           Institutional Management Corporation
                                           and PNC Bank, National Association
                                           relating to the Municipal Money
                                           Market Portfolio is incorporated
                                           herein by reference to Exhibit
                                           (5)(s) of Post-Effective Amendment
                                           No. 10 to Registrant's Registration
                                           Statement on Form N-1A filed on
                                           November 10, 1993.

                                  (o)      Sub-Advisory Agreement dated
                                           December 17, 1993 between PNC
                                           Institutional Management Corporation
                                           and PNC Bank, National Association
                                           with respect to the Virginia
                                           Municipal Money Market Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(x) of Post-Effective
                                           Amendment No. 12 to

                                           Registrant's Registration Statement
                                           on Form N-1A filed on July 8, 1994.

                                  (p)      Sub-Advisory Agreement dated
                                           December 17, 1993 between PNC
                                           Institutional Management Corporation
                                           and Provident Capital Management,
                                           Inc. with respect to the
                                           International Fixed Income Portfolio
                                           is incorporated herein by reference
                                           to Exhibit (5)(z) of Post-Effective
                                           Amendment No. 12 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on July 8, 1994.

                                  (q)      Sub-Advisory Agreement dated
                                           December 17, 1993 between PNC
                                           Institutional Management Corporation
                                           and Provident Capital Management,
                                           Inc. with respect to the
                                           International Emerging Markets
                                           Portfolio is incorporated herein by
                                           reference to Exhibit (5)(aa) of
                                           Post-Effective Amendment No. 12 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on July 8, 1994.

                                  (r)      Form of Investment Advisory
                                           Agreement between the Registrant and
                                           PNC Institutional Management
                                           Corporation relating to the New
                                           Jersey Municipal Money Market
                                           Portfolio is incorporated herein by
                                           reference to Exhibit (5)(r) of
                                           Post-Effective Amendment No. 15 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on May 11, 1995.

                                  (s)      Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and PNC Bank, National
                                           Association with respect to the New
                                           Jersey Municipal Money Market
                                           Portfolio is incorporated herein by
                                           reference to Exhibit (5)(s) of
                                           Post-Effective Amendment No. 15 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on May 11, 1995.

                                  (t)      Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and PNC Equity Advisors
                                           Company with respect to the Core
                                           Equity Portfolio is incorporated
                                           herein by reference to Exhibit
                                           (5)(t) of Post-Effective Amendment
                                           No. 15 to Registrant's

                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                                  (u)      Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and PNC Equity Advisors
                                           Company with respect to the Growth
                                           Equity Portfolio is incorporated
                                           herein by reference to Exhibit
                                           (5)(u) of Post-Effective Amendment
                                           No. 15 to Registrant's Registration
                                           Statement on Form N-1A filed on May
                                           11, 1995.

                                  (v)      Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and PNC Equity Advisors
                                           Company with respect to the Small
                                           Cap Growth Equity Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(v) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                                  (w)      Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and BlackRock Financial
                                           Management, Inc. with respect to the
                                           Managed Income Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(x) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                                  (x)      Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and BlackRock Financial
                                           Management, Inc. with respect to the
                                           Intermediate Government Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(y) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                                  (y)      Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and BlackRock Financial
                                           Management, Inc. with respect to the
                                           Ohio Tax-Free Income Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(z) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                                  (z)      Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and BlackRock Financial
                                           Management, Inc. with respect to the
                                           Pennsylvania Tax-Free Income
                                           Portfolio is incorporated herein by
                                           reference to Exhibit (5)(aa) of
                                           Post-Effective Amendment No. 15 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on May 11, 1995.

                                  (aa)     Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and BlackRock Financial
                                           Management, Inc. with respect to the
                                           Short-Term Bond Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(bb) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                                  (bb)     Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and BlackRock Financial
                                           Management, Inc. with respect to the
                                           Intermediate-Term Bond Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(cc) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                                  (cc)     Form of Sub-Advisory Agreement
                                           between PNC Institutional Management
                                           Corporation and BlackRock Financial
                                           Management, Inc. with respect to the
                                           Government Income Portfolio is
                                           incorporated herein by reference to
                                           Exhibit (5)(dd) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                          (6)     (a)      Distribution Agreement between
                                           Registrant and Provident
                                           Distributors, Inc. dated January 31,
                                           1994 is incorporated herein by
                                           reference to Exhibit (6)(a) of
                                           Post-Effective Amendment No. 12 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on July 8, 1994.

                                  (b)      Appendix A to the Distribution
                                           Agreement dated January 31, 1994
                                           between Registrant and Provident
                                           Distributors,

                                           Inc. is incorporated herein by
                                           reference to Exhibit (6)(b) of
                                           Post-Effective Amendment No. 15 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on May 11, 1995.

                                  (c)      Amendment No. 2 to the Distribution
                                           Agreement between Registrant and
                                           Provident Distributors, Inc.  dated
                                           October 18, 1994 is incorporated
                                           herein by reference to Exhibit 6(c)
                                           of Post-Effective Amendment No. 14
                                           to Registrant's Registration
                                           Statement on Form N-1A filed on
                                           January 18, 1995.

                          (7)              Fund Office Retirement
                                           Profit-Sharing Plan and Related
                                           Adoption Agreement is incorporated
                                           herein by reference to Exhibit (7)
                                           of Post-Effective Amendment No. 15
                                           to Registrant's Registration
                                           Statement on Form N-1A filed on May
                                           11, 1995.

                          (8)     (a)      Custodian Agreement dated October 4,
                                           1989 between Registrant and PNC
                                           Bank, National Association is
                                           incorporated herein by reference to
                                           Exhibit 8(a) of Post-Effective
                                           Amendment No. 1 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on December 29, 1989.

                                  (b)      Amendment No. 1 to Custodian
                                           Agreement between Registrant and PNC
                                           Bank, National Association is
                                           incorporated herein by reference to
                                           Exhibit 8(b) of Post-Effective
                                           Amendment No. 4 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on December 13, 1991.

                                  (c)      Amendment No. 2 dated March 1, 1993
                                           to Custodian Agreement between
                                           Registrant and PNC Bank, National
                                           Association with respect to the
                                           Short-Term Bond, Intermediate-Term
                                           Bond, Core Equity, Small Cap Growth
                                           Equity and North Carolina Municipal
                                           Money Market Portfolios is
                                           incorporated herein by reference to
                                           Exhibit (8)(c) of Post-Effective
                                           Amendment No. 10 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on November 10, 1993.

                                  (d)      Appendix B to Custodian Agreement
                                           dated October 4, 1989 between
                                           Registrant and PNC Bank, National
                                           Association is incorporated herein
                                           by reference to Exhibit (8)(d) of
                                           Post-Effective Amendment No. 15 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on May 11, 1995.

                                  (e)      Sub-Custodian Agreement dated April
                                           27, 1992 among the Registrant, PNC
                                           Bank, National Association and The
                                           Chase Manhattan Bank is incorporated
                                           herein by reference to Exhibit
                                           (8)(e) of Post-Effective Amendment
                                           No. 10 to Registrant's Registration
                                           Statement on Form N-1A filed on
                                           November 10, 1993.

                                  (f) Global Sub-Custody Agreement between Barclays Bank PLC and PNC Bank, National Association dated October 28, 1992 is incorporated herein by reference to Exhibit (8)(e) of Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A filed on January 18, 1995.

                                  (g)      Custodian Agreement between State
                                           Street Bank and Trust Company and
                                           PNC Bank, National Association dated
                                           June 13, 1983 is incorporated herein
                                           by reference to Exhibit (8)(f) of
                                           Post-Effective Amendment No. 14 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on January 18,
                                           1995.

                                  (h)      Amendment No. 1 to Custodian
                                           Agreement between State Street Bank
                                           and Trust Company and PNC Bank dated
                                           November 21, 1989 is incorporated
                                           herein by reference to Exhibit
                                           (8)(g) of Post-Effective Amendment
                                           No. 14 to Registrant's Registration
                                           Statement on Form N-1A filed on
                                           January 18, 1995.

                                  (i)      Letter Agreement between Registrant
                                           and PNC Bank, National Association
                                           relating to custodian services with
                                           respect to the Tax-Free Income
                                           Portfolio is incorporated herein by
                                           reference to Exhibit 8(d) of
                                           Post-Effective Amendment No. 7 to
                                           Registrant's Registration

                                           Statement on Form N-1A filed on
                                           December 1, 1992.

                                  (j)      Letter Agreement between Registrant
                                           and PNC Bank, National Association
                                           relating to custodian services with
                                           respect to the Ohio Municipal Money
                                           Market, Pennsylvania Municipal Money
                                           Market, Intermediate Government,
                                           Ohio Tax-Free Income, Pennsylvania
                                           Tax-Free Income, Value Equity, Index
                                           Equity and Small Cap Value Equity
                                           Portfolios is incorporated herein by
                                           reference to Exhibit (8)(e) of
                                           Post-Effective Amendment No. 7 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on December 1,
                                           1992.

                                  (k) Letter Agreement dated March 1, 1993 between Registrant and PNC Bank, National Association relating to custodian services with respect to the North Carolina Municipal Money Market, Short-Term Bond,
                                           Intermediate-Term Bond, Small Cap
                                           Growth Equity and Core Equity
                                           Portfolios is incorporated herein by
                                           reference to Exhibit (8)(h) of
                                           Post-Effective Amendment No. 10 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on November 10,
                                           1993.

                          (9)     (a)      Administration Agreement dated
                                           January 18, 1993 among Registrant,
                                           PFPC Inc. and Provident
                                           Distributors, Inc. is incorporated
                                           herein by reference to Exhibit 9(a)
                                           of Post-Effective Amendment No. 8 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on January 22,
                                           1993.

                                  (b)      Amendment No. 1 to the
                                           Administration Agreement dated
                                           January 18, 1993 among Registrant,
                                           PFPC Inc.  and Provident
                                           Distributors, Inc. dated September
                                           23, 1994 is incorporated herein by
                                           reference to Exhibit (9)(b) of
                                           Post-Effective Amendment No. 14 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on January 18,
                                           1995.

                                  (c)      Appendix A to the Administration
                                           Agreement dated January 18, 1993
                                           among Registrant, PFPC Inc. and
                                           Provident

                                           Distributors, Inc. is incorporated
                                           herein by reference to Exhibit
                                           (9)(c) of Post-Effective Amendment
                                           No. 15 to Registrant's Registration
                                           Statement on Form N-1A filed on May
                                           11, 1995.

                                  (d)      Amendment No. 2 to the
                                           Administration Agreement dated
                                           January 18, 1993 among Registrant,
                                           PFPC Inc.  and Provident
                                           Distributors, Inc. is incorporated
                                           herein by reference to Exhibit
                                           (9)(d) of Post-Effective Amendment
                                           No. 14 to Registrant's Registration
                                           Statement on Form N-1A filed on
                                           January 18, 1995.

                                  (e)      Transfer Agency Agreement dated
                                           October 4, 1989 between Registrant
                                           and PFPC Inc. is incorporated herein
                                           by reference to Exhibit 9(e) of
                                           Post-Effective Amendment No. 1 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on December 29,
                                           1989.

                                  (f)      Amendment No. 1 to Transfer Agency
                                           Agreement dated October 4, 1989
                                           between Registrant and PFPC Inc.
                                           relating to the Tax-Free Income
                                           Portfolio is incorporated herein by
                                           reference to Exhibit 9(h) of
                                           Post-Effective Amendment No. 5 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on February 5,
                                           1992.

                                  (g)      Amendment No. 2 to Transfer Agency
                                           Agreement dated October 4, 1989
                                           between Registrant and PFPC Inc.
                                           relating to the Pennsylvania
                                           Municipal Money Market, Ohio
                                           Municipal Money Market, Intermediate
                                           Government, Ohio Tax-Free Income,
                                           Pennsylvania Tax-Free Income, Value
                                           Equity, Index Equity and Small Cap
                                           Value Equity Portfolios is
                                           incorporated herein by reference to
                                           Exhibit 9(h) of Post-Effective
                                           Amendment No. 4 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on December 13, 1991.

                                  (h)      Amendment No. 3 to Transfer Agency
                                           Agreement dated October 4, 1989
                                           between Registrant and PFPC Inc.
                                           relating to the Short-Term Bond,
                                           Intermediate-Term Bond, Core Equity,
                                           Small Cap Growth Equity and

                                           North Carolina Municipal Money Market
                                           Portfolios is incorporated herein by
                                           reference to Exhibit (9)(e) of
                                           Post-Effective Amendment No. 10 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on November 10,
                                           1993.

                                  (i)      Amendment No. 4 to Transfer Agency
                                           Agreement dated October 4, 1989
                                           between Registrant and PFPC Inc.
                                           relating to Series B Investor Shares
                                           of the Money Market, Managed Income,
                                           Tax-Free Income, Intermediate
                                           Government, Ohio Tax-Free Income,
                                           Pennsylvania Tax-Free Income, Value
                                           Equity, Growth Equity, Index Equity,
                                           Small Cap Value Equity,
                                           Intermediate-Term Bond, Small Cap
                                           Growth Equity, Core Equity,
                                           International Fixed Income,
                                           Government Income, International
                                           Emerging Markets, International
                                           Equity and Balanced Portfolios is
                                           incorporated herein by reference to
                                           Exhibit (9)(i) of Post-Effective
                                           Amendment No. 14 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on January 18, 1995.

                                  (j)      Appendix C to Transfer Agency
                                           Agreement dated October 4, 1989
                                           between Registrant and PFPC Inc. is
                                           incorporated herein by reference to
                                           Exhibit (9)(j) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                                  (k)      Amended and Restated Service Plan
                                           dated January 21, 1993 for Service
                                           Shares and Form of Servicing
                                           Agreement for Service Shares is
                                           incorporated herein by reference to
                                           Exhibit 9(f) of Post-Effective
                                           Amendment No. 8 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on January 22, 1993.

                                  (l)      Series B Service Plan dated
                                           September 23, 1994 is incorporated
                                           herein by reference to Exhibit
                                           (9)(l) of Post-Effective Amendment
                                           No. 15 to Registrant's Registration
                                           Statement on Form N-1A filed on May
                                           11, 1995.

                                  (m)      Trademark License Agreement between
                                           Registrant and PNC Bank Corp. is
                                           incorporated herein by reference to
                                           Exhibit 9(h) of Post-Effective
                                           Amendment No. 1 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on December 29, 1989.

                          (10)             Opinion and Consent of Counsel.(1)

                          (11)    (a)      Consent of Coopers & Lybrand.

                                  (b)      Consent of Drinker Biddle & Reath.

                          (12)             None.

                          (13)    (a)      Purchase Agreement between
                                           Registrant and Shearson Lehman
                                           Hutton Inc. ("Shearson") relating to
                                           Classes A-1, B-1, C-1, D-2, E-2, F-2
                                           and G-2 is incorporated herein by
                                           reference to Exhibit 13(a) of
                                           Post-Effective Amendment No. 1 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on December 29,
                                           1989.

                                  (b)      Purchase Agreement between
                                           Registrant and Shearson relating to
                                           shares of Class H-2 is incorporated
                                           herein by reference to Exhibit 13(b)
                                           of Post-Effective Amendment No. 2 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on April 30,
                                           1990.

                                  (c)      Purchase Agreement between
                                           Registrant and Shearson relating to
                                           shares of Class I-1, Class I-2,
                                           Class J-1, Class J-2, Class K-2,
                                           Class L-2, Class M-2, Class N-2,
                                           Class O-2 and Class P-2 is
                                           incorporated herein by reference to
                                           Exhibit 13(c) of Post-Effective
                                           Amendment No. 4 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on December 13, 1991.

                                  (d)      Purchase Agreement between
                                           Registrant and Shearson relating to
                                           shares of Class D-1, Class E-1,
                                           Class F-1, Class G-1, Class H-1,
                                           Class K-1, Class L-1, Class M-1,
                                           Class N-1, Class O-1, Class P-1,





----------------------------------

1. Filed on October 7, 1994 under Rule 24f-2 as part of Registrant's Rule 24f-2 Notice.

                                           Class A-2, Class B-2, Class C-2,
                                           Class I-2, Class J-2, Class A-3,
                                           Class B-3, Class C-3, Class D-3,
                                           Class E-3, Class F-3, Class G-3,
                                           Class H-3, Class I-3, Class J-3,
                                           Class K-3, Class L-3, Class M-3,
                                           Class N-3, Class O-3 and Class P-3
                                           is incorporated herein by reference
                                           to Exhibit (13)(d) of Post-
                                           Effective Amendment No. 7 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on December 1,
                                           1992.

                                  (e)      Purchase Agreement between the
                                           Registrant and Pennsylvania Merchant
                                           Group Ltd relating to shares of
                                           Class Q-1, Class Q-2, Class Q-3,
                                           Class R-1, Class R-2, Class R-3,
                                           Class S-1, Class S-2, Class S-3,
                                           Class T-1, Class T-2, Class T-3,
                                           Class U-1, Class U-2 and Class U-3
                                           is incorporated herein by reference
                                           to Exhibit (13)(e) of Post-Effective
                                           No. 10 to Registrant's Registration
                                           Statement on Form N-1A as filed on
                                           November 10, 1993.

                                  (f)      Purchase Agreement dated September
                                           30, 1994 between the Registrant and
                                           Provident Distributors, Inc.
                                           relating to shares of Class A-4,
                                           Class D-4, Class E-4, Class F-4,
                                           Class G-4, Class H-4, Class K-4,
                                           Class L-4, Class M-4, Class N-4,
                                           Class O-4, Class P-4, Class R-4,
                                           Class S-4, Class T-4, Class U-4,
                                           Class W-4, Class X-4, Class Y-4 is
                                           incorporated herein by reference to
                                           Exhibit (13)(f) of Post-Effective
                                           Amendment No. 14 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on January 18, 1995.

                                  (g) Purchase Agreement dated February 1, 1994 between the Registrant and Provident Distributors, Inc.
                                           relating to shares of Class V-1,
                                           Class V-2, Class V-3, Class W-1,
                                           Class W-2, Class W-3, Class X-1,
                                           Class X-2, Class X-3, Class Y-1,
                                           Class Y-2 and Class Y-3 is
                                           incorporated herein by reference to
                                           Exhibit (13)(g) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                                  (h)      Purchase Agreement dated August 1,
                                           1995 between Registrant and
                                           Provident Distributors, Inc.
                                           relating to shares of Class Z-1,
                                           Class Z-2 and Class Z-3 is
                                           incorporated herein by reference to
                                           Exhibit (13)(h) of Post-Effective
                                           Amendment No. 15 to Registrant's
                                           Registration Statement on Form N-1A
                                           filed on May 11, 1995.

                          (14)             None.

                          (15)    (a)      Amended and Restated Series A
                                           Distribution and Service Plan dated
                                           January 21, 1993 and Form of Series
                                           A Distribution and Servicing
                                           Agreement is incorporated herein by
                                           reference to Exhibit 15(a) of
                                           Post-Effective Amendment No. 8 to
                                           Registrant's Registration Statement
                                           on Form N-1A filed on January 22,
                                           1993.

                                  (b)      Series B Distribution Plan dated
                                           September 23, 1994 is incorporated
                                           herein by reference to Exhibit
                                           (15)(b) of Post-Effective Amendment
                                           No. 14 to Registrant's Registration
                                           Statement on Form N-1A filed on
                                           January 18, 1995.

                          (16) Schedules for computation of performance quotations are incorporated herein by reference to Exhibit (16) of Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed on February 5, 1992.

                          (18) Plan Pursuant to Rule 18f-3 for Operation of a Multi-Class
                                           Distribution System.

Item 25.         Persons Controlled by or under Common Control with Registrant

                 Registrant is controlled by its Board of Trustees.

Item 26.         Number of Holders of Securities

                 Provident Distributors, Inc. has provided the initial capitalization for and holds all of the outstanding shares of beneficial interest of the following classes as of September 29, 1995: D-4, F-4, H-4, K-4, N-4, O-4, R-4, S-4, T-4, U-4, V-2, X-1, X-3 and Y-4.

                 With regard to the other portfolios, the following information is as of September 29, 1995.

               Title of Class               Number of Record Holders
               --------------               ------------------------
                  Class A-1                               29
                  Class B-1                               48
                  Class C-1                               11
                  Class D-1                                6
                  Class E-1                                1
                  Class F-1                                5
                  Class G-1                                6
                  Class H-1                                2
                  Class I-1                                2
                  Class J-1                                7
                  Class K-1                                1
                  Class L-1                                1
                  Class M-1                                1
                  Class N-1                                7
                  Class O-1                                1
                  Class P-1                                6
                  Class Q-1                                3
                  Class R-1                                1
                  Class S-1                                1
                  Class T-1                                6
                  Class U-1                                6
                  Class V-1                                1
                  Class W-1                                0
                  Class Y-1                                6
                  Class A-2                              357
                  Class B-2                               44
                  Class C-2                                8
                  Class D-2                              352
                  Class E-2                             2055
                  Class F-2                              270
                  Class G-2                              654
                  Class H-2                              211
                  Class I-2                                3
                  Class J-2                               26
                  Class K-2                              125
                  Class L-2                               42
                  Class M-2                              525
                  Class N-2                              517
                  Class O-2                              203
                  Class P-2                              735
                  Class Q-2                                2
                  Class R-2                               16
                  Class S-2                               24
                  Class T-2                              249
                  Class U-2                               57
                  Class W-2                                0
                  Class X-2                               21

                  Class Y-2                              90
                  Class A-3                               4
                  Class B-3                               2
                  Class C-3                               3
                  Class D-3                              10
                  Class E-3                               6
                  Class F-3                              21
                  Class G-32                             23
                  Class H-3                               2
                  Class I-3                               5
                  Class J-3                              20
                  Class K-3                               8
                  Class L-3                               2
                  Class M-3                               1
                  Class N-3                              31
                  Class O-3                               6
                  Class P-3                              26
                  Class Q-3                              14
                  Class R-3                               2
                  Class S-3                               9
                  Class T-3                              23
                  Class U-3                              18
                  Class V-3                               5
                  Class W-3                               0
                  Class Y-3                               6
                  Class A-4                               1
                  Class E-4                             359
                  Class G-4                             263
                  Class L-4                               7
                  Class M-4                             139
                  Class P-4                             246
                  Class W-4                               0
                  Class X-4                             522


Item 27.         Indemnification

                 Indemnification of Registrant's principal underwriter against certain losses is provided for in Section 7 of the Distribution Agreement filed herein as Exhibit (6)(a). Indemnification of PFPC Inc. and Provident Distributors, Inc. in their capacity as co-administrators is provided for in
Section 7 of the Administration Agreement filed herein as Exhibit 9(e). Indemnification of Registrant's Custodian and Transfer Agent is provided for, respectively, in Section 22 of the Custodian Agreement filed herein as Exhibit 8(a) and Section 17 of the Transfer Agency Agreement filed herein as Exhibit 9(e). Registrant intends to obtain from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions. In addition, Section 9.3 of the Registrant's Declaration of Trust incorporated by reference herein as Exhibit 1(a) provides as follows:

                 Indemnification of Trustees, Officers, Representatives and Employees. The Trust shall indemnify each of its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, provided that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, provided that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust. The Trustees may make advance payments in connection with the indemnification under this Section 9.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

                 The Trustee shall indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

                 Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                 Section 9.6 of the Registrant's Declaration of Trust, filed herein as Exhibit 1(a), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

                 Indemnification of Shareholders. In case any Shareholder or former Shareholder shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such Shareholder to be held harmless from and indemnified against all loss and expense arising from such liability. The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.


Item 28.         Business and Other Connections of Investment Advisers

                 PNC Institutional Management Corporation ("PIMC") performs investment advisory services for Registrant and certain other investment companies. PIMC and its predecessors have been in the business of managing the investments of fiduciary and other accounts in the Philadelphia area since 1847. In addition to its trust business, PIMC provides commercial banking services.

                 (a) To Registrant's knowledge, none of the directors or officers of PIMC, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers and certain executives of PIMC also hold various positions with, and engage in business for, PNC Bank Corp, which indirectly owns all the outstanding stock of PIMC, or other subsidiaries of PNC Bank Corp. Set forth below are the names and principal businesses of the directors and certain executives of PIMC who are engaged in any other business, profession, vocation or employment of a substantial nature.

                 (b) To Registrant's knowledge, none of the directors or officers of PNC Bank, National Association, except those set forth below, is, or has been at any time during Registrant's past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain directors and officers and certain executives of PNC Bank, National Association also hold various positions with, and engage in business for, PNC Bank Corp., which indirectly owns all the outstanding stock of PNC Bank, National Association, or other subsidiaries of PNC Bank Corp. Set forth below are the names and principal businesses of the directors and certain executives of PNC Bank, National Association who are engaged in any other business, profession, vocation or employment of a substantial nature.

                 (c) Provident Capital Management, Inc. ("PCM") is an indirect wholly-owned subsidiary of PNC Bank Corp. PCM currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. To Registrant's knowledge, none of the directors or officers of PCM, except those set forth below, is, or has been at any time during the Registrant's past two fiscal years, engaged in any business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and certain executives of PCM who are engaged in any other business, profession, vocation or employment of a substantial nature.

                 (d) BlackRock Financial Management, Inc. ("BlackRock") is an indirect wholly-owned subsidiary of PNC Bank Corp. BlackRock currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. To Registrant's knowledge, none of the directors or officers of PCM, except those set forth below, is, or has been at any time during the Registrant's past two fiscal years, engaged in any business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and certain executives of PCM who are engaged in any other business, profession, vocation or employment of a substantial nature.

                 (e) PNC Equity Advisors Company ("PEAC") is an indirect wholly-owned subsidiary of PNC Bank Corp. PEAC currently offers investment advisory services to institutional investors such as pension and profit-sharing plans or trusts, insurance companies and banks. To Registrant's knowledge, none of the directors or officers of PEAC, except those set forth below, is, or has been at any time during the Registrant's past two fiscal years, engaged in any business, profession, vocation or employment of a substantial nature. Set forth below are the names and principal businesses of the directors and certain executives of PEAC who are engaged in any other business, profession, vocation or employment of a substantial nature.

                   PNC INSTITUTIONAL MANAGEMENT CORPORATION
                            DIRECTORS AND OFFICERS


POSITION WITH                              OTHER BUSINESS                                                        TYPE OF
    PIMC                NAME               CONNECTIONS                                                           BUSINESS
-------------    ------------------        --------------                                                        --------
Chairman and     J. Richard Carnall        Executive Vice President                                              Banking
Director                                   PNC Bank, National
                                           Association (1)

                                           Director                                                              Banking
                                           PNC National Bank (2)

                                           Chairman and Director                                                 Financial-
                                           PFPC Inc. (3)                                                         Related
                                                                                                                 Services

                                           Director                                                              Fiduciary
                                           PNC Trust Company                                                     Activities
                                           of New York (11)

                                           Director                                                              Equipment
                                           Hayden Bolts, Inc.*

                                           Director                                                              Real
                                           Parkway Real Estate Company*                                          Estate

                                           Director                                                              Investment
                                           Provident Capital Management                                          Advisory
                                           Inc. (5)

Director         Richard C. Caldwell       Executive Vice President                                              Banking
                                           PNC Bank, National
                                           Association (1)

                                           Director, Chairman PNC                                                Investment
                                           Asset Management Group,                                               Advisory
                                           Inc. (30)

                                           Director, PNC Equity Advisors                                         Investment
                                           Company *                                                             Advisory

                                           Director PNC Bank,                                                    Banking
                                           New England (26)

                                           Director, PNC Bank, FSB (27)                                          Fiduciary
                                                                                                                 Activities

                                           Director, BlackRock Financial                                         Investment
                                           Management, Inc. (15)                                                 Advisory

                                           Director                                                              Banking
                                           PNC National Bank (2)

                                           Director                                                              Fiduciary
                                           PNC Trust Company                                                     Activities
                                           of New York (11)

                                           Director, Provident                                                   Investment

POSITION WITH                              OTHER BUSINESS                                                        TYPE OF
    PIMC                NAME               CONNECTIONS                                                           BUSINESS
-------------    ------------------        --------------                                                        --------
                                           Capital Management Inc. (5)                                           Advisory


                                           Executive Vice President                                              Bank
                                           PNC Bank Corp. (14)                                                   Holding
                                                                                                                 Company

                                           Director                                                              Banking
                                           PNC Bank, New Jersey,
                                           National Association (16)

                                           Director                                                              Financial-
                                           PFPC Inc. (3)                                                         Related
                                                                                                                 Services

Director         Richard L. Smoot          President and Chief                                                   Banking
                                           Executive Officer
                                           PNC Bank, National
                                           Association (1)

                                           Senior Vice President                                                 Bank
                                           PNC Bank Corp. (14)                                                   Holding
                                                                                                                 Company

                                           Director                                                              Financial-
                                           PFPC Inc. (3)                                                         Related
                                                                                                                 Services

                                           Director                                                              Fiduciary
                                           PNC Trust Company of NY (11)                                          Activities

                                           Director, Chairman and President                                      Banking
                                           PNC Bank, New Jersey, National
                                           Association (16)

                                           Director, Chairman, and CEO                                           Banking
                                           PNC National Bank (2)

                                           Chairman & Director                                                   Leasing
                                           PNC Credit Corp (13)

Secretary        Michelle L. Petrilli      Chief Counsel                                                         Banking
                                           PNC Bank, DE (20)

                                           Secretary                                                             Financial-
                                           PFPC Inc. (3)                                                         Related
                                                                                                                 Services

POSITION WITH                              OTHER BUSINESS                                                        TYPE OF
    PIMC                NAME               CONNECTIONS                                                           BUSINESS
-------------    ------------------        --------------                                                        --------
President and    Thomas H. Nevin           None.
Chief Investment
Officer

Chief Financial  Nicholas M. Marsini,Jr.   Senior Vice President                                                 Banking
Officer                                    PNC Bank, National
                                           Association (1)

                                           Director                                                              Financial
                                           PFPC Inc. (3)                                                         Related
                                                                                                                 Services

                                           Senior Vice President and                                             Banking
                                           Chief Financial Officer
                                           PNC Bank, Delaware (20)

                                           Director, Vice President and                                          Banking
                                           Treasurer
                                           PNC National Bank (2)


                                           Director                                                              Banking
                                           PNC Bank, New Jersey
                                           National Association (16)

                                           Director                                                              Fiduciary
                                           PNC Trust Company of                                                  Activities
                                           New York (11)

                                           Director and Treasurer                                                Holding
                                           PNC Bancorp, Inc. (9)                                                 Company

                                           Director and Treasurer                                                Investment
                                           PNC Capital Corp. (17)                                                Activities

                                           Director and Treasurer                                                Banking
                                           PNC Holding Corp. (18)

                                           Director and Treasurer                                                Investment
                                           PNC Venture Corp. (19)                                                Activities

Executive Vice   Charles B. Landreth       Vice President
President                                  PNC Bank, National Association (1)                                    Banking

Senior Vice      Vincent J. Ciavardini     President and Chief                                                   Financial-
President                                  Financial Officer                                                     Related
                                           PFPC Inc. (3)                                                         Services

POSITION WITH                              OTHER BUSINESS                                                        TYPE OF
    PIMC                NAME               CONNECTIONS                                                           BUSINESS
-------------    ------------------        --------------                                                        --------
Senior Vice      Scott Moss                None.
President


Senior Vice      John N. Parthemore        None.
President

Senior Vice      Dushyant Pandit           None.
President

Senior Vice      James R. Smith            None.
President


Group Vice       William F. Walsh          None.
President

Vice President,  Stephen M. Wynne          Executive Vice President and                                          Financial-
Chief                                      Chief Accounting Officer                                              Related
Accounting                                 PFPC Inc. (3)                                                         Services
Officer and
Assistant Secretary

Controller       Pauline M. Heintz         Vice President                                                        Financial-
                                           PFPC Inc. (3)                                                         Related
                                                                                                                 Services

Vice President   John R. Antczak           None.

Vice President   Jeffrey W. Carson         None.

Vice President   Katherine A. Chuppe       None.

Vice President   Mary J. Coldren           None.

Vice President   Michele C. Dillion        None.

Vice President   Patrick J. Ford           None.

Vice President   Richard Hoerner           None.

Vice President   Michael S. Hutchinson     None.

Vice President   Michael J. Milligan       None.

Vice President   Allyn Plambeck            None.

Vice President   W. Don Simmons            None.

Vice President   Charles Allen Stiteler    None.


-------
*Information regarding this corporation can be obtained from the office of the Secretary.

                        PNC BANK, NATIONAL ASSOCIATION
                                  DIRECTORS


       POSITION WITH                                                            OTHER BUSINESS                          TYPE OF
          PNC BANK                          NAME                                  CONNECTIONS                          BUSINESS
          --------                          ----                                  -----------                          --------
          Director           B.R. Brown                          President and C.E.O. of                         Coal
                                                                 Consol, Inc.
                                                                 Consol Plaza
                                                                 Pittsburgh, PA  15241

          Director           Constance E. Clayton                Chief, Division of Community Health Care        Medical
                                                                 Medical College of Pennsylvania
                                                                 3300 Hinley Avenue, Office 4338
                                                                 Philadelphia, PA  19129

          Director           Eberhard Faber, IV                  Chairman and C.E.O.                             Manufacturing
                                                                 E.F.L., Inc.
                                                                 450 Hedge Road
                                                                 P.O. Box 49
                                                                 Bearcreek, PA  18602

          Director           Dr. Stuart Heydt                    President and C.E.O.                            Medical
                                                                 Geisinger Foundation
                                                                 100 N. Academy Avenue
                                                                 Danville, PA  17822

          Director           Edward P. Junker, III               Vice Chairman                                   Banking
                                                                 PNC Bank, N.A.
                                                                 Ninth and State Streets
                                                                 Erie, PA  16553

          Director           Thomas A. McConomy                  President, C.E.O. and                           Manufacturing
                                                                 Chairman, Calgon Carbon
                                                                 Corporation
                                                                 P.O. Box 717
                                                                 Pittsburgh, PA  15230-0717

          Director           Robert C. Milsom                    Retired
                                                                 PNC Bank, National Association
                                                                 One PNC Plaza, Suite 2310
                                                                 Pittsburgh, PA  15265

          Director           Thomas H. O'Brien                   Chairman                                        Banking
                                                                 PNC Bank, National Association
                                                                 One PNC Plaza, 30th Floor
                                                                 Pittsburgh, PA  15265

          Director           Dr. J. Dennis O'Connor              Chancellor, University                          Education
                                                                 of Pittsburgh
                                                                 107 Cathedral of Learning
                                                                 Pittsburgh, PA  15260

          Director           Rocco A. Ortenzio                   Chairman and C.E.O.                             Medical
                                                                 Continental Medical
                                                                 Systems, Inc.
                                                                 P.O. Box 715
                                                                 Mechanicsburg, PA  17055

          Director           Jane G. Pepper                      President                                       Horticulture
                                                                 Pennsylvania Horticultural Society
                                                                 325 Walnut Street
                                                                 Philadelphia, PA  19106

          Director           Robert C. Robb, Jr.                 President, Lewis, Eckert,                       Financial and
                                                                 Robb & Company                                  Management
                                                                 425 One Plymouth Meeting                        Consultants
                                                                 Plymouth Meeting, PA  19462

          Director           James E. Rohr                       President and C.E.O.                            Bank Holding
                                                                 PNC Bank, National Association                  Company
                                                                 One PNC Plaza, 30th Floor
                                                                 Pittsburgh, PA  15265

          Director           Daniel M. Rooney                    President, Pittsburgh Steelers                  Football
                                                                 Football Club of the National Football
                                                                 League
                                                                 300 Stadium Circle
                                                                 Pittsburgh, PA  15212

          Director           Seth E. Schofield                   Chairman, President and C.E.O.                  Airline
                                                                 USAir Group, Inc. and
                                                                 USAir, Inc.
                                                                 2345 Crystal Drive
                                                                 Arlington, VA  22227

          Director           Robert M. Valentini                 President and C.E.O.                            Communications
                                                                 Bell Atlantic - Pennsylvania, Inc.
                                                                 One Parkway, 18th Floor
                                                                 Philadelphia, PA  19102

                        PNC BANK, NATIONAL ASSOCIATION
                                   OFFICERS


                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 John W. Atkinson                     Executive Vice President     None

 Richard C. Caldwell                  Executive Vice President     Director, D.R. Corp. *

                                                                   Investment Officer, J.L. Caldwell Company *

                                                                   Council Member, Pennsylvania Horticultural Society (32)

                                                                   Director, PFPC Inc. (3)

                                                                   Executive Vice President, Investment Management and Trust, PNC
                                                                   Bank Corp. (14)

 J. Richard Carnall                   Executive Vice President     Director, Franklin Institute (The) *

                                                                   Director, Hayden Bolts,
                                                                   Inc. *

                                                                   Director, Parkway Real Estate Company *

                                                                   Director, PNC Trust Company of New York (11)

                                                                   Director, Provident Capital Management, Inc. (5)

                                                                   Chairman and Director, PFPC
                                                                   Inc. (3)

                                                                   Chairman and Director,
                                                                   PIMC (29)

 Frederick C. Frank, III              Executive Vice President     Director, PNC National
                                                                   Bank (2)

                                                                   Director, PNC National Bank of New Jersey (16)

 William J. Friel                     Executive Vice President     Director, Cedarbrook Country Club *

                                                                   Advisory Board Member, Chicago Title & Abstract *

                                                                   Director, National Adoption Agency *

                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 G. Robert Hoffman                    Executive Vice President     Director, J.W. Pepper & Sons, Inc. *

                                                                   Director, Land Holding Corp. of PA *

                                                                   Chairman, President and Director, Provident Realty Management,
                                                                   Inc. (7)

                                                                   Chairman, President and Director, Provident Realty, Inc. (8)

                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 Joe R. Irwin                         Executive Vice President     Member of the Executive Committee and Director
                                                                   Blue Cross of Western Pennsylvania *

                                                                   Director
                                                                   Civic Light Opera
                                                                   (Non-Profit Enterprise) *

                                                                   Chairman of the Board
                                                                   Dinamo
                                                                   (Non-Profit Enterprise) *

                                                                   Treasurer and Director
                                                                   Girls' Hope
                                                                   (Non-Profit Organization) *

                                                                   Member of the Executive Committee and Director
                                                                   Greater Pittsburgh Chamber of Commerce *

                                                                   Member of the Governing Council
                                                                   Pennsylvania Bankers Association *

                                                                   Chairman
                                                                   Pennsylvania Economy League, Inc. *

                                                                   Chairman, Annual Sustaining Fund Campaign
                                                                   Pittsburgh Opera *

                                                                   Executive Vice President and Chief Investment Officer
                                                                   PNC Bank Corp. (14)

                                                                   Chairman, Chief Executive Officer and Director
                                                                   PNC Funding Corp. *

                                                                   Chairman and Director
                                                                   PNC International Bank *

                                                                   Chairman and Director
                                                                   PNC International Bank (New York) *

                                                                   Chairman and Director
                                                                   PNC International Investment Corporation *

                                                                   Director
                                                                   PNC Mortgage Bank, N.A. *

                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 Joe R. Irwin (Cont'd.)                                            Director
                                                                   PNC Mortgage Corp. of
                                                                   America *

                                                                   Director
                                                                   Ruffed Grouse Society, The
                                                                   (Non-Profit Enterprise) *


 Edward P. Junker, III                Vice Chairman                Vice Chairman, PNC Bank
                                      and Director                 Corp. (14)

                                                                   Director, PNC Mortgage Bank, N.A. *

                                                                   Director, PNC Mortgage Corp. of America *

 Louis J. Myers                       President and CEO, PNC       None
                                      Bank, Northeast, PA

                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 Thomas H. O'Brien                    Chairman and Director        Director, Allegheny Club (Non-Profit Corporation) *

                                                                   Chairman and Director, Allegheny Conference on Community
                                                                   Development (Non-Profit Organization) *

                                                                   Director, Alpine Indemnity Limited *

                                                                   Director, Bell Atlantic Corporation (31)

                                                                   Trustee, Carnegie (The) *

                                                                   Director, Central Bancorporation, Inc. (The) *

                                                                   Director, Children's Hospital (Non-Profit Corporation) *

                                                                   Director, Governor Casey's Pennsylvania Economic Development
                                                                   Partnership *

                                                                   Director, Hilb, Rogal and Hamilton Co. *

                                                                   Chairman - Board of Visitors, Katz Graduate School of Business *

                                                                   Director, Laurel Valley Golf Club *

                                                                   Director, Pittsburgh Baseball, Inc. *

                                                                   Co-Chairman of the Board of Directors, Pittsburgh Opera (The) *

                                                                   President, PNC Bancorp,
                                                                   Inc. (9)

                                                                   Chairman, CEO & Director, PNC Bank Corp. (14)

                                                                   Director, PNC Investment Corp. (6)

                                                                   Chairman and Director, PNC Trust Company of Florida, N.A. (27)

                                                                   Director, United Way of S.W.  PA (Non-Profit Organization)

                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
                                                                   Trustee, University of Pittsburgh (31)

 Charles C. Pearson, Jr.              President and CEO, PNC       Director and Chairman, Chamber of Business and Industry of
                                      Bank, Central, PA            Centre County *

                                                                   Partner, Charrob
                                                                   Investments *

                                                                   Trustee, Juniata College *

                                                                   Partner, LPNS c/o Cir
                                                                   Realty *

                                                                   Director, Second Mile *

                                                                   Director, Uni-Marts, Inc. *

                                                                   Partner, University Drive Associates *

 John V. Petrycki                     President and CEO, PNC       Director, Allied Arts Fund, Inc. (of Harrisburg) *
                                      Bank, Southcentral, PA
                                                                   Director, Capital Region Economic Development Corporation *

                                                                   Director, Channels *

                                                                   Director, Keystone Sports Foundation *

                                                                   Director, West Short YMCA *

                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 Edward V. Randall, Jr.               President and CEO, PNC       Board of Trustees, Carlow College *
                                      Bank, Pittsburgh
                                                                   Board Member, Cities in Schools *

                                                                   Board of Trustees, Landmarks Financial Corporation *

                                                                   Board of Trustees, Landmarks Real Estate Corporation *

                                                                   Board Member, Pittsburgh Downtown Partnership *

                                                                   Board Member, Pittsburgh History & Landmarks Foundation *

                                                                   Director Emeritus, Pittsburgh Partnership for Neighborhood
                                                                   Development *

                                                                   Member, Advisory Committee Transportation & Technology Museum *

                                                                   Member, Board of Visitors University of Pittsburgh School of
                                                                   Social Work (Non-Profit Organization) *

                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 James E. Rohr                        President, CEO and           Director, Allegheny Ludlum Corporation *
                                      Director
                                                                   Director, Alpine Indemnity Limited *

                                                                   Committee Member, American Bankers Association Commercial Lending
                                                                   Div. Exec. Com. *

                                                                   Director, American Cancer Society *

                                                                   Director, Boy Scouts of America *

                                                                   Business Advisory Council, Graduate School of Industrial Adm.
                                                                   Carnegie Mellon University *

                                                                   Trustee, Penn's Southwest Association *

                                                                   President and Director, Pittsburgh National Bank Foundation *

                                                                   Chairman and Director, PNB Holdings, Inc. *

                                                                   President and Director, PNC Bank Corp. (14)

                                                                   Director, PNC International Bank (New York) *

                                                                   Chairman, President, CEO and Director, PNC Mortgage Bank, N.A. *

                                                                   Director, PNC Mortgage Corp. of America *

                                                                   Director, River City Brass Bank (Non-Profit
                                                                   Corporation) *

                                                                   Chairman - Advisory Board, Salvation Army (Non-Profit
                                                                   Organization) *

                                                                   Director, Shady Side Health, Education and Research
                                                                   Center *

                                                                   Director, St. Vincent College


                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 A. William Schenck, III              Vice Chairman                Board of Directors, Allegheny General Hospital (Non-Profit
                                                                   Organization) *

                                                                   Director, Consumer Bankers Association *

                                                                   Board of Directors, Forward Products, Inc. *

                                                                   Board of Directors, Health & Welfare Planning Association
                                                                   (Non-Profit Organization) *

                                                                   Chairman, Leadership Pittsburgh Steering
                                                                   Committee *

                                                                   Director, Massachusetts Company, (The) *

                                                                   Board of Directors, Metropolitan Pittsburgh Public Broadcasting,
                                                                   Inc. (Non-Profit Organization) *

                                                                   Joint Ownership with wife Mikell Schenck, Mikell Schenck
                                                                   Associates *

                                                                   1989 PBA Convention Committee Member, Pennsylvania Bankers
                                                                   Association Group 8 (Non-Profit Organization) *

                                                                   Chairman and Director, Pinaco, Inc. *

                                                                   Board of Trustees, Pittsburgh Ballet Theater (Non-Profit
                                                                   Organization) *

                                                                   Regional Advisory Council Member, Pittsburgh Cancer Institute
                                                                   (Non-Profit Organization) *

                                                                   Board of Trustees, Pittsburgh Center for the Arts (Non-Profit
                                                                   Organization) *

                                                                   Vice President and Director, Pittsburgh National Bank
                                                                   Foundation *

                                                                   Chairman and Director, Pittsburgh National Life Insurance Co.

                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
                                                                   Director, Pittsburgh Theological Seminary *

                                                                   Committee Member, Pittsburgh Trust for Cultural Resources
                                                                   (Non-Profit Organization) *

                                                                   Executive Vice President - PNC Retail Banking, PNC Bank Corp.
                                                                   (14)

                                                                   Director, PNC Mortgage Bank, N.A. *

                                                                   Director, PNC Mortgage Corp. of America *

                                                                   Board of Trustee, Three Rivers Shakespeare Festival (Non-Profit
                                                                   Organization) *

                                                                   Board of Directors, Urban League of Pittsburgh, Inc. (Non-Profit
                                                                   Organization) *

                                                                   Director, Visa U.S.A., Inc. *

                                                                   Director, Wiser Oil Company *

                                                                   Board of Trustee, YMCA of Pittsburgh (Non-Profit Organization) *

                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 Richard L. Smoot                     President and CEO of PNC     Trustee, Agnes Irwin School (32)
                                      Bank, Philadelphia
                                                                   Board of Council, Episcopal Community Services (33)

                                                                   Director, Greater Philadelphia Chamber of Commerce (34)

                                                                   Director, Greater Philadelphia First Corporation (The) (35)

                                                                   Director, Greater Philadelphia Urban Affairs Coalition (The) (42)

                                                                   Director, Pennsylvania
                                                                   Ballet (36)

                                                                   Director, Philadelphia Orchestra (The) (37)

                                                                   Chairman and Director, PNC Credit Corp. (13)

                                                                   Chairman, CEO and Director, PNC National Bank (1)

                                                                   Chairman, President and Director, PNC National Bank of
                                                                   New Jersey (16)

                                                                   Director, PNC Service
                                                                   Corp. (4)

                                                                   Director, PNC Trust Company of New York (11)

                                                                   Director, Police Athletic League of Philadelphia (38)

                                                                   Director, PFPC Inc. (3)

                                                                   Director, PIMC (29)

                                                                   Director, Settlement Music School (39)

                                                                   Director, St. John's
                                                                   College *

                                                                   Director, United Negro College Fund, Inc. (41)

                                                                   Director, Widener Univ. (40)



                                      POSITION
                                      WITH
 NAME                                 PNC BANK                     OTHER BUSINESS CONNECTIONS
 ----                                 --------                     --------------------------
 Herbert G. Summerfield, Jr.          Executive Vice President     Director, CBM-Old York Associates, Inc. *

                                                                   Director, CBM-Walnut Hill, Inc. *

                                                                   Director, Pennsylvania Mountain, Inc. *

                                                                   Executive Vice President - PNC Real Estate, PNC Bank Corp. (14)

                                                                   Chairman and Director, PNC Realty Holding Corp. *

                                                                   Director, PNC Realty Holding Corp. of Georgia *

                                                                   Director, PNC Realty Holding Corp. of Florida *

                                                                   Director, PNC Realty Holding Corp. of Kentucky *

                                                                   Director, PNC Realty Holding Corp. of Mississippi *

                                                                   Director, PNC Realty Holding Corp. of New Jersey *

                                                                   Director, PNC Realty Holding Corp. of Ohio *

                                                                   Director, PNC Realty Holding Corp. of Pennsylvania *

                                                                   Director, PNC Realty Holding Corp. of Texas *

                                                                   Director, PNC Realty Mortgage Company *

                                                                   Director, Regional Industrial Development Corp. of
                                                                   Southwestern, PA *

                                                                   Director, Special Asset Holdings of Michigan, Inc. *

 Malcolm C. Wilson                    Executive Vice President     Board of Trustees, People's Light & Theatre Company *

                                                                   Senior Vice President and Director, PNC National Bank of
                                                                   New Jersey (16)

                       PROVIDENT CAPITAL MANAGEMENT INC.
                             DIRECTORS AND OFFICERS


                  NAME                                   TITLE                           OTHER BUSINESS CONN.
                  ----                                   -----                           --------------------
 Richard C. Caldwell                     Director                                See PIMC list

 Ernest E. Ceilia                        Director                                Director, CIO, President, CEO, PNC
                                                                                 Equity Advisors Company (28)

                                                                                 Director, Equity Research, PNC Asset
                                                                                 Management Group,
                                                                                 Inc. (30)

                                                                                 Director, Equity Research, PNC Bank,
                                                                                 National Association (1)

 Robert J. Christian                     Director                                Chairman, Director, PNC Equity
                                                                                 Advisors
                                                                                 Company (28)

                                                                                 Director, President, CIO, PNC Asset
                                                                                 Management Group, Inc. (30)

                                                                                 Chief Investment Officer, PNC Bank,
                                                                                 National Association (1)

 Young D. Chin                           Director, President & CEO               Director, PNC Asset Management
                                                                                 Group,
                                                                                 Inc. (30)

                                                                                 Director, PNC Equity Advisors
                                                                                 Company (28)

                                                                                 Senior Vice President, Investment
                                                                                 Strategy, PNC Bank, National
                                                                                 Association (1)

                       PROVIDENT CAPITAL MANAGEMENT INC.
                             DIRECTORS AND OFFICERS


 Timothy M. Alles                        Treasurer                               Director, PNC Trust Company of New
                                                                                 York (11)

                                                                                 Treasurer, PNC Service Corp. (4)

                                                                                 Vice President, PNC Bank Corp. (14)

                                                                                 Vice President and Controller, PNC
                                                                                 Bank, FSB (27)

                                                                                 Controller, Provident National
                                                                                 Financial Corp.*

                                                                                 Treasurer, Provident Realty Inc. (8)

                                                                                 Treasurer, PNC New Jersey Credit
                                                                                 Corp. (10)

 Beth Wagner-Coyne                       Vice President                          None

 Lynn K. Shipman                         Secretary                               None

 Earl J. Gaskins                         Vice President                          None

 Larry Bernstein                         Vice President                          None

 J. H. Hill, Jr.                         Vice President                          None

 Susan D. Menzies                        Vice President                          None

 Edwin B. Powell                         Vice President                          None

 Herve Van Caloen                        Vice President                          None

                      BLACKROCK FINANCIAL MANAGEMENT INC.
                             DIRECTORS AND OFFICERS


                  NAME                                   TITLE                           OTHER BUSINESS CONN.
                  ----                                   -----                           --------------------
 Scott M. Amero                          Managing Director                       VP of 10 BlackRock closed end funds

 Keith T. Anderson                       Managing Director                       VP of 21 BlackRock closed end funds

 Richard C. Caldwell                     Director                                See PIMC List

 Wesley R. Edens                         Managing Director                       COO & Director of 4 BlackRock closed
                                                                                 end funds

 Laurence D. Fink                        Chairman and Director                   Chairman & Director of 25 BlackRock
                                                                                 closed end funds; and Director of
                                                                                 PNC Asset Management Group, Inc.

 Hugh R. Frater                          Managing Director                       None

 Henry Gabbay                            Chief Operating Officer and Managing    Treasurer of 25 BlackRock closed end
                                         Director                                funds

 Bennett W. Golub, Ph.D.                 Managing Director                       None

 Charles S. Hallac                       Managing Director                       None

 Michael C. Huebsch                      Managing Director                       VP of 21 BlackRock closed end funds

 Robert S. Kapito                        Managing Director                       VP of 21 BlackRock closed end funds

 P. Phillip Matthews                     Managing Director                       None

 Barbara G. Novick                       Managing Director                       Secretary of 21 BlackRock closed end
                                                                                 funds

 Karen H. Sabath                         Managing Director                       Assistant Secretary of 21 BlackRock
                                                                                 closed end funds

 Ralph L. Schlosstein                    President & Director                    President & Director of 21 BlackRock
                                                                                 closed end funds; and President of 4
                                                                                 BlackRock closed end funds

 Joel M. Shaiman                         Managing Director                       None

 J. Robert Small                         Principal & Controller                  Assistant Secretary of 4 BlackRock
                                                                                 closed end funds

 Susan L. Wagner                         Managing Director                       Secretary of 4 BlackRock closed end
                                                                                 funds

                                              PNC EQUITY ADVISORS COMPANY
                                                 DIRECTORS AND OFFICERS


                  NAME                                   TITLE                           OTHER BUSINESS CONN.
                  ----                                   -----                           --------------------
 Timothy M. Alles                        CFO, Treasurer                          See Provident Capital Management
                                                                                 List

 Richard C. Caldwell                     Director                                See PIMC List

 Ernest E. Cecilia                       Director, CIO, President & CEO          See Provident Capital Management
                                                                                 List

 Young D. Chin                           Director                                See Provident Capital Management
                                                                                 List

 Robert J. Christian                     Chairman and Director                   See Provident Capital Management
                                                                                 List

 Lisa P. Howard                          Chief Compl. Officer                    None

 Leah L. Tompkins                        Secretary, Chief Legal Counsel          Senior Counsel, PNC Bank, National
                                                                                 Association (1)

 Thomas H. O'Brien                       CEO, PNC Bank Corp.                     None

(1) PNC Bank, National Association, 120 S. 17th Street, Philadelphia, PA 19103; Broad & Chestnut Streets, Philadelphia, PA 19101; and 17th and Chestnut Streets, Philadelphia, PA 19103.

(2)      PNC National Bank, 103 Bellevue Parkway, Wilmington, DE  19809.

(3)      PFPC Inc., 400 Bellevue Parkway, Wilmington, DE  19809.

(4)      PNC Service Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(5) Provident Capital Management, Inc., 30 S. 17th Street, Suite 1500, Philadelphia, PA 19103.

(6)      PNC Investment Corp., Broad and Chestnut Streets, Philadelphia, PA
         19101.

(7) Provident Realty Management, Inc., Broad and Chestnut Streets, Philadelphia, PA 19101.

(8)      Provident Realty, Inc., Broad and Chestnut Streets, Philadelphia, PA
         19101.

(9)      PNC Bancorp, Inc., 3411 Silverside Road, Wilmington, DE  19810.

(10) PNC New Jersey Credit Corp, 1415 Route 70 East, Suite 604, Cherry Hill, NJ 08034.

(11)     PNC Trust Company of New York, 40 Broad Street, New York, NY  10084.

(12)     Provcor Properties, Inc., Broad and Chestnut Streets, Philadelphia, PA
         19101.

(13)     PNC Credit Corp, 103 Bellevue Parkway, Wilmington, DE  19809.

(14)     PNC Bank Corp., 5th Avenue and Wood Streets, Pittsburgh, PA  15265.

(15)     BlackRock Financial Management Inc., 435 Park Avenue, New York, NY
         10154.

(16) PNC Bank, New Jersey, National Association, Woodland Falls Corporate Park, 210 Lake Drive East, Cherry Hill, NJ 08002.

(17)     PNC Capital Corp, 5th Avenue and Woods Streets, Pittsburgh, PA  15265.

(18)     PNC Holding Corp, 222 Delaware Avenue, P.O. Box 791, Wilmington, DE
         19899.

(19)     PNC Venture Corp, 5th Avenue and Woods Streets, Pittsburgh, PA  15265.

(20)     Bank of Delaware, 200 Delaware Avenue, Wilmington, DE  19801.

(21)     Bank of Delaware Corp., 300 Delaware Avenue, Wilmington, DE  19801.

(22)     Del-Vest, Inc., 300 Delaware Avenue, Wilmington, DE  19801.

(23)     Marand Corp., 222 Delaware Avenue, Wilmington, DE  19801.

(24)     Millsboro Insurance Agency, 300 Delaware Avenue, Wilmington, DE
         19801.

(25)     Roney-Richards, Inc., 300 Delaware Avenue, Wilmington, DE  19801.

(26) PNC Bank, New England (f/k/a The Massachusetts Company), 125 High Street, Boston, MA.

(27)     PNC Bank, FSB, P.O. Box 4026, Vero Beach, FL.

(28) PNC Equity Advisors Company, 1835 Market Street, 15th Floor, Eleven Penn Center, Philadelphia, PA 19103.

(29) PNC Institutional Management Corporation 400 Bellevue Parkway, Wilmington, DE 19809.

(30) PNC Asset Management Group, Inc. 1835 Market Street, 15th Floor, Eleven Penn Center, Philadelphia, PA 19103.

(31)     Bell Atlantic Corporation, 1717 Arch Street, Philadelphia, PA  19102.

(32) Agnes Irwin School, Ithan Avenue and Conestoga Road, P. O. Box 407, Rosemont, PA 19010.

(33)     Episcopal Community Services, 225 South 3rd Street, Philadelphia, PA
         19106.

(34) Greater Philadelphia Chamber of Commerce, 1234 Market Street, Philadelphia, PA 19107.

(35) The Greater Philadelphia First Corporation, 1818 Market Street, Philadelphia, PA 19103.

(36)     Pennsylvania Ballet, 1101 South Broad Street, Philadelphia, PA  19147.

(37)     The Philadelphia Orchestra, 1420 Locust Street, Philadelphia, PA
         19102.

(38) Police Athletic League of Philadelphia, 3201 North 5th Street, Philadelphia, PA 19140.

(39)     Settlement Music School, 416 Queen Street, Philadelphia, PA  19147.

(40)     Widener University, One University Plaza, Chester, PA  19013.

(41)     United Negro College Fund Inc., 1650 Arch Street, Philadelphia, PA
         19103.

(42) The Greater Philadelphia Urban Affairs Coalition, 1207 Chestnut Street, Philadelphia, PA 19107.

*        address unavailable

Item 29.         Principal Underwriter

                 (a) Provident Distributors, Inc. currently acts as distributor for, in addition to the Registrant, Temporary Investment Fund, Inc., Municipal Fund for Temporary Investment, Municipal Fund for California Investors, Inc., and Municipal Fund for New York Investors, Inc.

                 (b) The information required by this Item 29 with respect to each director, officer or partner of Provident Distributors, Inc. is incorporated by reference to Schedule A of FORM BD filed by Provident Distributors, Inc. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

                 (c)      Not applicable.

Item 30.  Location of Accounts and Records

                          (1) PNC Bank, National Association, Broad and Chestnut Streets, Philadelphia, Pennsylvania 19102 (records relating to its functions as custodian and as sub-investment adviser.

                          (2) Provident Capital Management, Inc., 30 South 17th Street, Philadelphia, Pennsylvania 19103 (records relating to its functions as sub-investment adviser to the International Equity Portfolio).

                          (3)     Provident Distributors, Inc., 259
                                  Radnor-Chester Road, Suite 135, Radnor,
                                  Pennsylvania 19807 (records relating to its functions as distributor and co-administrator).

                          (4) PNC Institutional Management Corporation, Bellevue Corporate Center, 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as investment adviser).

                          (5) BlackRock Financial Management, Inc., 345 Park Avenue, New York, New York 10154 (records relating to its functions as sub-adviser).

                          (6) PNC Equity Advisors Company, 1835 Market Street, 15th Floor, Philadelphia, Pennsylvania 19103 (records relating to its functions as sub-adviser).

                          (7) PFPC Inc., Bellevue Corporate Center, 400 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as co-administrator, transfer agent and dividend disbursing agent).

                          (8) The Chase Manhattan Bank, N.A., 1285 Avenue of the Americas, New York, New York 10019 (records relating to its function as sub-custodian).

                          (9) State Street Bank and Trust Company, P.O. Box 1631, Boston, Massachusetts (records relating to its function as sub-custodian).

                          (10) Barclays Bank PLC, 75 Wall Street, New York, New York 10265 (records relating to its function as sub-custodian).

                          (11) Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496
                                  (registrant's declaration of trust, code of regulations and minute books).

Item 31.         Management Services

                 None.

Item 32.         Undertakings

                 Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Act of 1933 (the "1933 Act") and the Investment Company Act of 1940, the Registrant has duly caused this Amendment No. 17 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and the Commonwealth of Pennsylvania on the 5th day of October, 1995.

                                        THE PNC FUND
                                        Registrant



                                        By/s/ G. Willing Pepper
                                          --------------------------------
                                            G. Willing Pepper, Chairman of
                                                 the Board and President
                                                 (Principal Executive Officer)

                 Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 17 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

     Signature                    Title                             Date
     ---------                    -----                             ----
                                      Chairman of the
/s/ G. Willing Pepper                 Board and President       October 5, 1995
---------------------                 (Principal Executive
(G. Willing Pepper)                     Officer)



*David R. Wilmerding, Jr.               Vice-Chairman of        October 5, 1995
--------------------------              the Board
(David R. Wilmerding, Jr.)


                                        Vice-President
/s/ Edward J. Roach                     and Treasurer
--------------------                    (Principal
(Edward J. Roach)                       Financial and
                                        Accounting Officer)     October 5, 1995


*Robert R. Fortune                      Trustee                 October 5, 1995
------------------------
(Robert R. Fortune)

*Philip E. Coldwell                     Trustee                 October 5, 1995
------------------------
(Philip E. Coldwell)

*Rodney D. Johnson                      Trustee                 October 5, 1995
------------------------
(Rodney D. Johnson)

*Anthony M. Santomero                   Trustee                 October 5, 1995
------------------------
(Anthony M. Santomero)




*By:/s/ Edward J. Roach
    ---------------------------------
    Edward J. Roach, Attorney-in-Fact

                                The PNC(R) Fund

                               POWER OF ATTORNEY


         Robert R. Fortune, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The PNC Fund (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                       /s/ Robert R. Fortune
                                                       ---------------------

Date:  January 21, 1993

                                The PNC(R) Fund

                               POWER OF ATTORNEY


         G. Willing Pepper, whose signature appears below, hereby constitutes and appoints Edward J. Roach his true and lawful attorney and agent, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The PNC Fund (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



                                                       /s/ G. Willing Pepper
                                                       ---------------------

Date:  January 21, 1993

                                The PNC(R) Fund

                               POWER OF ATTORNEY


         David R. Wilmerding, Jr., whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The PNC Fund (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                   /s/ David R. Wilmerding, Jr.
                                                   ----------------------------

Date:  January 21, 1993

                                The PNC(R) Fund

                               POWER OF ATTORNEY


         Philip E. Coldwell, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The PNC Fund (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                       /s/ Philip E. Coldwell
                                                       ----------------------

Date:  September 15, 1993

                                The PNC(R) Fund

                               POWER OF ATTORNEY


         Rodney D. Johnson, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The PNC Fund (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                       /s/ Rodney D. Johnson
                                                       ---------------------

Date:  September 15, 1993

                                The PNC(R) Fund

                               POWER OF ATTORNEY


         Anthony M. Santomero, whose signature appears below, hereby constitutes and appoints G. Willing Pepper and Edward J. Roach, and either of them, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The PNC Fund (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Company any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                       /s/ Anthony Santomero
                                                       ---------------------

Date:  March 30, 1994

                                EXHIBIT INDEX

Exhibit No.              Description                                 Page No.
-----------              -----------                                 --------

    (11)  (a)  Consent of Coopers & Lybrand, L.L.P.

          (b)  Consent of Drinker Biddle & Reath.

    (18)       Plan Pursuant to Rule 18f-3 for Operation of a
               Multi-Class Distribution System.